EXHIBIT 10.29

SECOND AMENDMENT AND CONSENT TO AMENDED AND RESTATED
 CONTINUING AGREEMENT FOR LETTERS OF CREDIT

THIS SECOND AMENDMENT AND CONSENT TO AMENDED AND RESTATED CONTINUING AGREEMENT FOR LETTERS OF CREDIT (this “Amendment”) is entered into as of June 28, 2013, between CAMERON INTERNATIONAL CORPORATION, a Delaware corporation (“Cameron”) and CITIBANK, N.A., as letter of credit issuer (the “Letter of Credit Issuer”).

Preliminary Statements

WHEREAS, Cameron, certain subsidiaries of Cameron party thereto, as Subsidiary Applicants, and the Letter of Credit Issuer are parties to that certain Amended and Restated Continuing Agreement for Letters of Credit dated as of February 2, 2012, as amended by First Amendment to Amended and Restated Continuing Agreement for Letters of Credit dated as of July 2, 2012 (as same may be further amended, restated, increased and extended, the “L/C Agreement”; capitalized terms used herein that are not defined herein and are defined in the L/C Agreement are used herein as defined in the L/C Agreement); and

WHEREAS, Cameron has requested that the Letter of Credit Issuer modify the L/C Agreement and change certain terms thereof, and the Letter of Credit Issuer has agreed to do so subject to the terms and conditions of this Amendment; and

WHEREAS, pursuant to the Master Formation Agreement, dated as of November 14, 2012, by and among Cameron, Schlumberger Limited, Schlumberger Technology Corporation and Schlumberger B.V. (the “Master Formation Agreement”), the parties have agreed to, among other things, consummate certain transactions and perform certain undertakings as described in the Master Formation Agreement (such transactions and undertakings, collectively, the “JV Transactions”);

WHEREAS, in connection with the foregoing, Cameron and the Letter of Credit Issuer wish to execute this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Cameron and the Letter of Credit Issuer hereby agree as follows:

Section 1.                Amendments to L/C Agreement. The L/C Agreement and related exhibits and schedules are hereby amended and restated in their entirety as set forth in Annex A attached hereto and made a part hereof.

Section 2.                 Consent. The Letter of Credit Issuer hereby consents to the consummation and performance of the JV Transactions as set forth in the Master Formation Agreement (as in effect on the Amendment Closing Date (as defined below)) to the extent consummated or undertaken prior to or on the initial closing of the JV Transactions.
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Section 3.                 Representations True; No Default. Cameron represents and warrants that:

(a)            this Amendment has been duly authorized, executed and delivered on its behalf, and the L/C Agreement, as amended by this Amendment, and the other Credit Documents to which it is a party, constitute the legal, valid and binding obligations of Cameron, enforceable against Cameron in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity;

(b)            the representations and warranties of Cameron contained in Section 4.01  of the L/C Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof (other than those representations and warranties that (i) are subject to a materiality qualifier, which shall be true and correct in all respects, or (ii) expressly relate to a specific earlier date which shall be true and correct in all material respects as of such earlier date) as though made on and as of the date hereof; and

(c)            after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 4.                Effectiveness. This Amendment shall become effective as of 12:01 a.m. Eastern Standard Time on the date (the “Amendment Closing Date”) upon the satisfaction of the following conditions precedent:

(a)            the Letter of Credit Issuer shall have notified Cameron that the Letter of Credit Issuer (or its counsel) has received multiple original counterparts from each party hereto, as requested by the Letter of Credit Issuer, of this Amendment duly and validly executed and delivered by duly authorized officers of each such party;

(b)            the Letter of Credit Issuer shall have received summary financial statements reasonably acceptable to the Letter of Credit Issuer including a pro forma balance sheet as of March 31, 2013 and a pro forma income statement for the period ending on such date, giving pro forma effect to the JV Transactions;

(c)            the Letter of Credit Issuer shall have received a Compliance Certificate demonstrating pro forma compliance with Section 5.22 of the L/C Agreement as of March 31, 2013 giving pro forma effect to the JV Transactions;

(d)            the Letter of Credit Issuer (or its counsel) shall have received such additional documentation including but not limited to officer’s certificates, resolutions, good standing certificates and incumbency certificates each in form and substance reasonably acceptable to the Letter of Credit Issuer and, where applicable, duly executed and delivered by a duly authorized officer of each Credit Party; and

(e)            the representations and warranties of Cameron contained in Section 4.01  of the L/C Agreement and the other Credit Documents shall be true and correct in all material respects on and as of the date hereof (other than those representations and warranties that (i) are subject to a materiality qualifier, which shall be true and correct in all respects, or (ii) expressly relate to a specific earlier date which shall be true and correct in all material respects as of such earlier date) as though made on and as of the date hereof.
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Section 5.                 Miscellaneous Provisions.

(a)            From and after the execution and delivery of this Amendment, the L/C Agreement shall be deemed to be amended and modified as herein provided, and except as so amended and modified the L/C Agreement shall continue in full force and effect.

(b)            The L/C Agreement and this Amendment shall be read and construed as one and the same instrument.

(c)            Any reference in any of the Credit Documents to the L/C Agreement shall be a reference to the L/C Agreement as amended by this Amendment.

(d)            This Amendment is a Credit Document for purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of the representations, warranties, and covenants under this Amendment may be a Default or an Event of Default under the Credit Documents.

(e)            This Amendment shall be construed in accordance with and governed by the laws of the State of New York without regard to its conflicts of law rules (other than Section 5-1401 of the New York General Obligations Law).

(f)            This Amendment may be signed in any number of counterparts and by different parties in separate counterparts and may be in original or facsimile form, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(g)            The headings herein shall be accorded no significance in interpreting this Amendment.

Section 6.                 Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Applicants and the Letter of Credit Issuer and their respective successors and assigns, except that the Applicants shall not have the right to assign their rights hereunder or any interest herein.

[Signature Pages Follow.]
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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the date first set forth above, to be effective as of the Amendment Closing Date.

CAMERON INTERNATIONAL CORPORATION

By:
Name:
Title:

CITIBANK, N.A.

By:
Name:
Title:

Signature Page to Second Amendment and Consent to Amended and Restated Continuing Agreement for Letters of Credit

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the date first set forth above, to be effective as of the Amendment Closing Date.

CAMERON INTERNATIONAL CORPORATION

By:
Name:
Title:

CITIBANK, N.A.

By:
Name:
Title:

Annex A

U.S. $170,000,000

AMENDED AND RESTATED CONTINUING AGREEMENT
FOR LETTERS OF CREDIT
DATED AS OF
FEBRUARY 2, 2012
 AMONG

CAMERON INTERNATIONAL CORPORATION
 AND CERTAIN SCHEDULED SUBSIDIARIES

AS APPLICANTS

 AND

CITIBANK, N.A.

AS LETTER OF CREDIT ISSUER

AS AMENDED AND RESTATED

AS OF JUNE 28, 2013
PURSUANT TO SECOND AMENDMENT AND CONSENT TO AMENDED AND
 RESTATED CONTINUING AGREEMENT FOR LETTERS OF CREDIT

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Page

Section 8.19.	Survival of Agreements, Representations and Warranties, Etc	61
Section 8.20.	Judgment Currency	61
Section 8.21.	Currency Conversion	61
Section 8.22.	Exchange Rates	62
Section 8.23.	Additional Subsidiary Applicants	62
Section 8.24.	Amendment and Restatement	64

SCHEDULES:

Schedule 1.01(a)	Existing Letters of Credit
Schedule 1.01(b)	Exiting Letters of Credit
Schedule 1.01(c)	Pricing Schedule
Schedule 4.01(h)(i)	Subsidiaries
Schedule 4.01(h)(ii)	Subsidiary Applicants
Schedule 4.01(v)	Collateral Accounts
Schedule 5.17	Liens

EXHIBITS:

Exhibit A	Form of Collateral Provider Guaranty
Exhibit B	Form of Compliance Certificate
Exhibit C	Form of Joinder Agreement
Exhibit D	Form of Request to Withdraw Collateral
Exhibit E	Form of Security Agreement
Exhibit F	Form of Subsidiary Guaranty
Exhibit G	Form of Notice of Letter of Credit
Exhibit H	Form of Collateral Certificate

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AMENDED AND RESTATED CONTINUING
 AGREEMENT FOR LETTERS OF CREDIT

THIS AMENDED AND RESTATED CONTINUING AGREEMENT FOR LETTERS OF CREDIT is entered into as of February 2, 2012, as amended and restated as of June 28, 2013, among CAMERON INTERNATIONAL CORPORATION, a Delaware corporation (“Cameron”), certain subsidiaries of Cameron, as Subsidiary Applicants, and CITIBANK, N.A., as letter of credit issuer.

WITNESSETH:

WHEREAS, Cameron is party to that certain Continuing Agreement for Letters of Credit dated as of October 15, 2010 (the “Existing Agreement”) among Cameron, certain subsidiaries of Cameron that are parties thereto, and Citibank, N.A., as letter of credit issuer;

WHEREAS, Cameron and the Letter of Credit Issuer desire to amend and restate (but not extinguish) the Existing Agreement to create an option to secure letters of credit under the revolving letter of credit facility established under the Existing Agreement in the aggregate principal amount of U.S. $250,000,000 (as such amount may decrease in accordance with the terms hereof), pursuant to which one or more standby letters of credit may be issued for the account of Cameron and its Subsidiary Applicants; and

WHEREAS, the Letter of Credit Issuer is willing to enter into such amendment and restatement of the Existing Agreement and to issue such letters of credit and to make such revolving letter of credit facility available to Cameron and the Subsidiary Applicants on the terms and subject to the conditions and requirements hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto (a) agree that the Existing Agreement is amended and restated (but not substituted or extinguished) in its entirety by this Agreement and (b) further agree as follows:

ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS

Section 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the terms defined):

“Acceptable Security Interest” in any property means a Lien on such property which (a) exists in favor of the Letter of Credit Issuer, (b) is superior to all Liens or rights of any other Person in the property encumbered thereby, other than Liens permitted under Section 5.17(a)-(c), (c) secures the Obligations, and (d) is perfected and enforceable.

“Account Control Agreement” means, with respect to each Collateral Account, an agreement, in form and substance reasonably satisfactory to the Letter of Credit Issuer, among the Letter of Credit Issuer, the applicable Account Institution at which such Collateral Account is maintained, and the Collateral Provider which is the customer of such Account Institution, providing for control over such account to vest in the Letter of Credit Issuer.

“Account Institution” means each of (a) the Letter of Credit Issuer (or an Affiliate thereof) and (b) each such other depository bank, securities intermediary, or other institution designated by Cameron and approved by the Letter of Credit Issuer in accordance with Section 6.03, which maintains and administers a Collateral Account.

“Additional Collateral Event” has the meaning specified in Section 2.13(f).

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “controls” (including the terms “controlled by” or “under common control with”) includes the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of Equity Interests, by contract or otherwise.

“Agreement” means this Amended and Restated Continuing Agreement for Letters of Credit, as amended, supplemented or modified from time to time.

“Agreement Currency” has the meaning specified in Section 8.20.

“Alternative Base Rate” means, for any day, a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall at all times be equal to the highest of:

(a)            the fluctuating commercial loan rate announced by the Letter of Credit Issuer from time to time at its New York, NY office (or other corresponding office, in the case of any successor Letter of Credit Issuer) as its prime rate or base rate for U.S. Dollar loans in the United States of America in effect on such day (which base rate may not be the lowest rate charged by the Letter of Credit Issuer on loans to any of its customers); and

(b)            the sum of (i) the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the next business day, provided that (A) if such day is not a business day, the rate on such transactions on the immediately preceding business day as so published on the next business day shall apply, and (B) if no such rate is published on such next business day, the rate for such day shall be the average of the offered rates quoted to the Letter of Credit Issuer on such day for such transactions by three (3) federal funds brokers of recognized standing as selected by the Letter of Credit Issuer, plus (i) a percentage per annum equal to one-half of one percent (1/2%).

Any change in the Alternative Base Rate due to a change in the prime rate or federal funds rate specified in clauses (a) or (b) above, shall be effective on the effective date of such change in the prime rate, federal funds rate, as applicable.

“Applicant” means Cameron and each Subsidiary Applicant, as applicable, provided that if a Subsidiary Applicant is an Applicant, Cameron shall be a co-Applicant, and in that case, “Applicant” means such Subsidiary Applicant together with Cameron.

“Approved Currency” means Dollars, Euros, and Sterling, and any other currency mutually agreed between Cameron and the Letter of Credit Issuer.

“Bank Guaranty” means a guaranty executed by the Letter of Credit Issuer with respect to obligations of an Applicant and provided pursuant to this Agreement.

“Bankruptcy Code” means Title 11 of the United States Code, as now or hereafter in effect, or any successor thereto.

“Bolero System” means Bolero’s business processes and methods, together with the digital information system, which are provided for communicating messages, the documents and facilitating business transactions, as well as, the rules governing their use.

“Business Day” means any day of the year except (a) Saturday and Sunday, (b) any day on which the Letter of Credit Issuer is required or authorized to close in New York City, New York or Houston, Texas, or (c) if the applicable Business Day relates to the issuance or Modification of, or a draw under, or a payment in respect of obligations related to (i) a Letter of Credit denominated in Sterling, any day on which the Letter of Credit Issuer is required or authorized to close in London, England, or (ii) a Letter of Credit denominated in Euros, any day that is not a TARGET Day or (iii) a Letter of Credit denominated in any other Approved Currency besides Dollars, Euros or Sterling, any day on which the Letter of Credit Issuer is authorized or required by law to remain closed in the relevant jurisdiction and any other day that the Letter of Credit Issuer determines in its reasonable discretion shall be unavailable for purposes of transactions in or the settlement of payments in such other Approved Currency.

“Calculation Date” means (a) with respect to any Letter of Credit, each of the following: (i)    each date of issuance of any Letter of Credit denominated in any currency other than Dollars, (ii)    each date of a Modification of any Letter of Credit denominated in any currency other than Dollars, and (iii) each Letter of Credit Payment Date of any Letter of Credit denominated in any currency other than Dollars, (b) the last Business Day of each calendar quarter, and (c) such additional dates as the Letter of Credit Issuer shall reasonably require.

“Cameron Lux V” means Cameron Lux V SARL, a limited liability company duly organized and existing under the laws of the Grand Duchy of Luxembourg.

“CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, and all rules and regulations and requirements thereunder in each case as now or hereafter in effect.

“Change in Control” means the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d 3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 50% or more of the outstanding shares of voting stock of Cameron.

“Change in Law” means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by the Letter of Credit Issuer (or, for purposes of Section 2.06, by the Letter of Credit Issuer’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“CitiDirect Documents” means those documents, certificates and instruments reasonably required by the Letter of Credit Issuer to be executed by each Applicant for the implementation of the CitiDirect Electronic Platform.

“CitiDirect Electronic Platform” means Citibank, N.A.’s standard internet-based electronic banking platform for communicating transactional information and instructions between the Letter of Credit Issuer and the Applicants.

“Code” means the Internal Revenue Code of 1986 as amended from time to time, or any successor Federal tax code, and any reference to any statutory provision of the Code shall be deemed to be a reference to any successor provision or provisions.

“Collateral” means Permitted Collateral held in a Collateral Account and subject to an Acceptable Security Interest.

“Collateral Account” means each blocked deposit account or blocked securities account listed on Schedule 4.01(v) on the Effective Date, or established or designated in accordance with Section 6.03 after the Effective Date, established and maintained at the office of an Account Institution as collateral security for the Letter of Credit Liabilities and subject to an Acceptable Security Interest and an Account Control Agreement. With respect to any such deposit account or securities account, the term “Collateral Account” shall be deemed to include all subaccounts and investment or fund vehicles relating to such account and any successor accounts, to the extent subject to an Acceptable Security Interest and an Account Control Agreement.

“Collateral Certificate” has the meaning specified in Section 5.01(c).

“Collateral Provider” means each of Cameron and, if it has pledged Collateral, Cameron Lux V; provided that each Collateral Provider other than Cameron must guarantee the Obligations pursuant to a Collateral Provider Guaranty.

“Collateral Provider Guarantor” means each Collateral Provider that has executed a Collateral Provider Guaranty.

“Collateral Provider Guaranty” means each guaranty of the Obligations executed by a Collateral Provider in substantially the form of Exhibit A, together with any supplements or joinders thereto; provided that such Collateral Provider Guaranty shall provide for recourse only to the Collateral pledged by such Collateral Provider.

“Collateral Value” means, as of any date of determination, the aggregate value of the Collateral held in the Collateral Accounts on such day, (a) as set forth in the Collateral Certificate most recently delivered pursuant to Section 5.01 or (b) if the date of determination is later than the date of the most recent Collateral Certificate, as determined by the Letter of Credit Issuer by accessing information regarding the Collateral Accounts obtained directly through the relevant Account Institutions.

“Commitment” means the Letter of Credit Issuer’s obligation to issue Letters of Credit pursuant to Section 2.01, in the amount set forth on the Letter of Credit Issuer’s signature page to this Agreement, or in the amount set forth in the assignment pursuant to which the Letter of Credit Issuer assumed its Commitment, as applicable, as such obligations may be reduced from time to time as expressly provided pursuant to this Agreement; provided that the aggregate Commitment shall not exceed $170,000,000 at any time.

“Commitment Fee” has the meaning specified in Section 2.02(a).

“Commitment Fee Rate” means, with respect to Letters of Credit of any Type, at any time, the percentage rate per annum set forth as the “Commitment Fee” applicable at such time as set out in the Pricing Schedule in the attached Schedule 1.01(c).

“Commitment Termination Date” means the earliest of (i) the Maturity Date and (ii) the date on which the Commitment is terminated in full or reduced to zero pursuant to Section 2.10 or Section 7.02.

“Complete Collateral Compliance” as of any date means that as of such date the Collateral Value is equal to or greater than the Required Collateral Amount.

“Compliance Certificate” means a certificate substantially in the form of Exhibit B.

“Consolidated” refers to the consolidation of the accounts of Cameron and its Subsidiaries in accordance with GAAP.

“Consolidated EBITDA” means (a) Consolidated Net Income for any applicable period plus, to the extent deducted from revenues in determining Consolidated Net Income (i) Consolidated Interest Expense for such period, (ii) expenses for income and franchise taxes paid or accrued during such period, (iii) depreciation and amortization for such period, (iv) nonrecurring, non-cash charges for such period, and (iv) extraordinary losses incurred during such period other than in the ordinary course of business minus, to the extent included in Consolidated Net Income, extraordinary gains realized in such period other than in the ordinary course of business, all calculated for Cameron and its Restricted Subsidiaries on a consolidated basis, and (b) includes, on a pro forma basis, Consolidated EBITDA of any Person acquired in accordance with Section 5.14 for the four fiscal quarters most recently ended prior to the date of such acquisition.

“Consolidated Indebtedness” means at any time the Indebtedness of Cameron and its Restricted Subsidiaries calculated on a Consolidated basis as of such time.

“Consolidated Interest Expense” means, with reference to any period, the interest expense of Cameron and its Restricted Subsidiaries calculated on a consolidated basis for such period as determined in accordance with GAAP.

“Consolidated Net Income” means, for any period, the net income (or loss) of Cameron and its Restricted Subsidiaries calculated on a consolidated basis for such period in accordance with GAAP.

“Consolidated Net Worth” means at any time the consolidated stockholders’ equity of Cameron and its Subsidiaries calculated on a consolidated basis as of such time, but excluding, at any time, the Minority Interest Percentage of all amounts, including retained earnings, attributable to each Unrestricted Subsidiary that is a direct Subsidiary of Cameron or a Restricted Subsidiary (such amounts to be determined for each such Unrestricted Subsidiary and its Subsidiaries on a consolidated basis); provided that any changes in consolidated stockholders’ equity as a result of (a) foreign currency translation adjustments and (b) any change in the fair value of any Financial Contract pursuant to Financial Accounting Standards Board Bulletin No 133, in each case after the date hereof, shall be excluded when computing Consolidated Net Worth.

“Contingent Obligation” of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, bank guaranties, operating agreement, take or pay contract, a standby letter of credit which supports a payment obligation, or the obligations of any such Person as general partner of a partnership with respect to the liabilities of the partnership, and specifically excluding commercial letters of credit, standby letters of credit, and bank guaranties, in each case, which support performance obligations.

“Controlled Group” means all members of a controlled group of corporations or other business entities and all trades or businesses (whether or not incorporated) under common control which, together with Cameron or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

“Credit Documents” means this Agreement, the Security Agreement, each Collateral Provider Guaranty, each Subsidiary Guaranty, each Account Control Agreement, each other Security Instrument, each Notice of Letter of Credit, each Letter of Credit, each Request to Withdraw Collateral and each other document or instrument executed and delivered in connection with this Agreement.

“Credit Party” means each Applicant and each Subsidiary Guarantor.

“Default” means an Event of Default or an event which, with the giving of notice or lapse of time or both, would constitute an Event of Default.

“Demand Loan” has the meaning specified in Section 2.03.

“Dollars” and “$” means lawful money of the United States of America.

“Dollar Equivalent” means, on any date of determination (a) with respect to any amount in Dollars, such amount, and (b) with respect to any amount in any currency other than Dollars, the equivalent in Dollars of such amount, calculated by the Letter of Credit Issuer using the applicable Exchange Rate with respect to such currency at the time in effect pursuant to Section 8.22 or as otherwise expressly provided herein.

“Drawing Document” has the meaning specified in Section 2.01(b).

“Effective Date” has the meaning specified in Section 3.01.

“Electronic Communications” has the meaning specified in Section 8.02(d).

“Eligible Assignee” means (a) any Affiliate of the Letter of Credit Issuer and (b) if no Event of Default has occurred and is continuing, with the consent of Cameron (which consent will not be unreasonably withheld; provided that Cameron shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Letter of Credit Issuer within five (5) Business Days after receiving notice thereof), any other commercial bank or financial institution not covered by clause (a) of this definition; provided that neither Cameron nor any Subsidiary or Affiliate of Cameron shall be an Eligible Assignee.

“Environmental Laws” means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to (a) the protection of the environment, (b) the effect of the environment on human health, (c) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into surface water, ground water or land, or (d) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof.

“Equity Interest” means as to any Person, any capital stock, partnership interest, joint venture interest, company interest, membership interest or other equity interest in such Person, or any warrant, option or other right to acquire any Equity Interest in such Person.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute, together with the regulations thereunder, as in effect from time to time.

“Euro” or “E” means the single currency of the European Union as constituted by the Treaty on European Union and as referred to in the EMU Legislation for the introduction of, changeover to or operation of the Euro in one or more member states.

“Event of Default” means an event described in Section 7.01.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute.

“Exchange Rate” means at any time, with respect to any amount due in a currency other than Dollars, the Letter of Credit Issuer’s or its correspondent’s currency selling rate applicable to the place, currency and value date on such amount, or a rate determined by any other reasonable method the Letter of Credit Issuer reasonably deems appropriate, and such determination shall be prima facie evidence thereof.

“Excluded Taxes” means, in the case of the Letter of Credit Issuer, taxes imposed on its overall net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which the Letter of Credit Issuer is incorporated or organized.

“Existing Agreement” has the meaning specified in the recitals hereto.

“Existing Letters of Credit” means, collectively, all letters of credit identified on Schedule 1.01(a) hereto and outstanding on the Effective Date.

“Exiting Letters of Credit” means, collectively, all letters of credit identified on Schedule 1.01(b) hereto and outstanding on the Second Amendment Effective Date.

“Expiration Date” means, for any Letter of Credit, the later of (i) the Stated Expiry Date of such Letter of Credit or such earlier date, if any, on which such Letter of Credit is permanently cancelled in writing by the applicable Applicant, the beneficiary thereof and each transferee, if any, thereof, and (ii) if an Extension Event shall occur in respect of such Letter of Credit, the date on which the Letter of Credit Issuer shall receive an opinion from its counsel to the effect that a final and nonappealable judgment or order has been rendered or issued either terminating the order, injunction or other process or decree restraining the Letter of Credit Issuer from paying under such Letter of Credit or permanently enjoining the Letter of Credit Issuer from paying under such Letter of Credit.

“Extension Event” means, in respect of any Letter of Credit, that at any time the Letter of Credit Issuer shall have been served with or otherwise be subjected to a court order, injunction or other process or decree restraining or seeking to restrain such Letter of Credit Issuer from paying any amount under the Letter of Credit and either (i) there has been a drawing under such Letter of Credit which the Letter of Credit Issuer would otherwise be obligated to pay or (ii) the Stated Expiry Date of such Letter of Credit has occurred but the right of the beneficiary or transferee to draw under such Letter of Credit has been extended past such date in connection with the pendency of the related court action or proceeding.

“Face Amount” means, with respect to each Letter of Credit, and as of any date of determination, the lesser of (a) the stated amount of such Letter of Credit, and (b) the maximum amount available to be drawn under such Letter of Credit.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System, or any federal agency or authority of the United States from time to time succeeding to its function.

“Financial Contract” of a Person means (a) any exchange-traded or over-the-counter futures, forward, swap or option contract or other financial instrument with similar characteristics, or (b) any Rate Management Transaction.

“Financial Letter of Credit” means a Letter of Credit other than a Performance Letter of
Credit.

“Financial Letter of Credit Percentage” means, at any time, the percentage obtained by dividing the Dollar Equivalent of the Letter of Credit Liabilities with respect to all Financial Letters of Credit outstanding at such time (including any Financial Letter of Credit for which a Notice of Letter of Credit has been submitted) by the Dollar Equivalent of the Letter of Credit Liabilities with respect to all Letters of Credit outstanding at such time (including any Financial Letter of Credit for which a Notice of Letter of Credit has been submitted).

“GAAP” means generally accepted accounting principles from time to time in effect as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board or in such other statements, opinions and pronouncements by such other entity as may be approved by a significant segment of the U.S. accounting profession. All calculations for purposes of determining compliance with the financial covenants set forth in Section 5.22, however, shall be adjusted to reflect GAAP accounting principles and policies consistent with those in effect on December 31, 2009.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supranational bodies such as the European Union or European Central Bank).

“Hazardous Materials” means the substances identified as such pursuant to CERCLA and any chemicals, substances, and wastes regulated under any other Environmental Law, including without limitation pollutants, contaminants, petroleum or petroleum products Released into the environment, radionuclides, radioactive materials, and medical and infectious waste.

“Illegality Event” has the meaning specified in Section 2.07.

“Indebtedness” of a Person means such Person’s (a) obligations for borrowed money, (b) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person’s business payable on terms customary in the trade), (c) Indebtedness of another Person, whether or not assumed, secured by (or for which the holder of such Indebtedness has the right, contingent or otherwise, to be secured by) a Lien on Property of such Person, (d) obligations which are evidenced by notes, acceptances, or other instruments, (e) Capitalized Lease Obligations, (f) Contingent Obligations in respect of Indebtedness of another Person, and (g) reimbursement obligations of such Person in respect of drawn letters of credit or acceptance financing; provided that, this defined term “Indebtedness” shall, except for purposes of clause (g) hereof, specifically exclude obligations of a Person inrespect of commercial letters of credit, standby letters of credit, and bank guaranties, in each case, which support performance obligations, without regard to whether such obligations are secured or unsecured.

“Indemnified Parties” has the meaning specified in Section

8.04(b). “Information” has the meaning specified in Section 8.09.

“ISP” means International Standby Practices 1998 (International Chamber of Commerce Publication No. 590) and subsequent revision thereof adhered to by the Letter of Credit Issuer on the date such Letter of Credit is issued.

“Issuance Date” has the meaning specified in Section 3.02.

“Issuance Fee” has the meaning specified in Section 2.02(b).

“Issuance Fee Rate” means, with respect to Secured Letters of Credit and Unsecured Letters of Credit of any Type, at any time, the percentage rate per annum set forth as the “Issuance Fee” applicable at such time to Secured Letters of Credit or Unsecured Letters of Credit of such Type, as applicable, as set out in the Pricing Schedule in the attached Schedule  1.01(c).

“Joinder Agreement” means an agreement in substantially the same form as Exhibit C.

“JPMorgan Credit Agreement” means that certain Credit Agreement dated as of April 14, 2008 among Cameron International Corporation, the other parties named therein as borrowers, JPMorgan Chase Bank, N.A., as Administrative Agent, Citibank, N.A., as a lender and the other lenders party thereto, as amended by that First Amendment to Credit Agreement and Waiver dated as of October 15, 2010, the Second Amendment to Credit Agreement dated June 6, 2011, the Consent and Third Amendment to Credit Agreement dated on or about the Second Amendment Effective Date and as further amended or modified from time to time.

“Judgment Currency” has the meaning specified in Section 8.20.

“Letter of Credit” means each standby letter of credit issued or deemed issued by the Letter of Credit Issuer pursuant to Section 2.01 (including the Existing Letters of Credit), as extended or otherwise Modified by the Letter of Credit Issuer from time to time.

“Letter of Credit Issuer” means Citibank, N.A. (or any Affiliate or branch designated by Citibank, N.A. or, in the case of a Bank Guaranty, any foreign branch or Affiliate designated by Citibank, N.A.) in its capacity as Letter of Credit Issuer hereunder and any successor in such capacity pursuant to Section 8.06.

“Letter of Credit Issuer Parties” has the meaning assigned to such term in Section 8.02(d).

“Letter of Credit Liabilities” means the maximum aggregate amount of all undrawn portions of Letters of Credit (after giving effect to any step up provision or other mechanism forincreases, if any, and assuming compliance with all conditions to drawing) plus the aggregate amount of all drawings under Letters of Credit which are unpaid.

“Letter of Credit Payment Date” has the meaning specified in Section 2.03.

“L/C Related Documents” has the meaning specified in Section 2.01(b).

“Lien” means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

“Losses” has the meaning specified in Section 8.04(b).

“Material Adverse Effect” means a material adverse effect on (i) the business, Property, condition (financial or otherwise), results of operations, or prospects of Cameron and its Subsidiaries, taken as a whole, (ii) the ability of any Credit Party or Collateral Provider to perform its obligations under the Credit Documents to which it is a party, or (iii) the validity or enforceability of this Agreement or any of the other material Credit Documents or the rights or remedies of the Letter of Credit Issuer thereunder.

“Material Indebtedness” is defined in Section 7.01(e).

“Material Subsidiary” means any Restricted Subsidiary of Cameron, which Restricted Subsidiary holds or constitutes 10% or more of Cameron’s Consolidated assets as of the last day of, or Consolidated EBITDA of Cameron for the period of four fiscal quarters most recently ended as at the last day of, the most recent fiscal quarter for which the consolidated financial statements of Cameron are available at the time.

“Maturity Date” means February 2, 2015.

“Minority Interest Percentage” means, at any time, with respect to any Unrestricted Subsidiary, the percentage of the equity in such Unrestricted Subsidiary owned by a Person other than Cameron and its Restricted Subsidiaries.

“Modify” and “Modification” have the meaning specified in Section 2.01(a).
“Moody’s” means Moody’s Investors Service, Inc. or any successor thereto.

“Multiemployer Plan” means a Plan as defined in Section 4001(a)(3) of ERISA to which Cameron or any member of the Controlled Group is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

“Multiple Employer Plan” means an employee benefit plan, other than a Multiemployer Plan, subject to Title IV of ERISA to which Cameron or a member of the Controlled Group, and one or more employers other than Cameron or a member of the Controlled Group, is making oraccruing an obligation to make contributions or, in the event that any such plan has been terminated, to which Cameron or any member of the Controlled Group made or accrued an obligation to make contributions during any of the five plan years preceding the date of termination of such plan.

“Non-Recourse Debt” means Indebtedness: (a) as to which neither Cameron nor any of its Restricted Subsidiaries (i) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness) other than a comfort letter or similar undertaking, in each case, not constituting a contractual obligation to provide funds for the payment of or otherwise become liable upon such Indebtedness or (ii) is directly or indirectly liable as a guarantor or otherwise, in each case, other than a pledge of the equity interests of an Unrestricted Subsidiary to secure Indebtedness of any Unrestricted Subsidiary; (b) with respect to Indebtedness incurred following the Second Amendment Effective Date, no default with respect to which (including any rights that the holders of the Indebtedness may have to take enforcement action against an Unrestricted Subsidiary) would permit upon notice, lapse of time or both any holder of any other Indebtedness of Cameron or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment of the Indebtedness to be accelerated or payable prior to its maturity; and (c) as to which the lenders thereof have been notified in writing that they will not have any recourse to the stock or assets of Cameron or any of its Restricted Subsidiaries (except for the equity interests of any Unrestricted Subsidiary securing such Indebtedness).

“Non-U.S. Credit Party” has the meaning specified in Section 2.05(b). “Non-

U.S. Collateral Provider” has the meaning specified in Section 3.01(d).

“Notice of Letter of Credit” has the meaning specified in Section 2.01(a).

“Obligations” means all obligations (liquidated, contingent or otherwise) from time to time owed by Cameron or any Restricted Subsidiary pursuant to, as a result of or in connection with any of the Credit Documents, including all Reimbursement Obligations owed to the Letter of Credit Issuer and all obligations to pay fees, costs, expenses, indemnities and other amounts under any Credit Document.

“Operating Lease” of a Person means any lease of Property (other than a Capitalized Lease) by such Person as lessee which has an original term (including any required renewals and any renewals effective at the option of the lessor) of one year or more.

“Other Taxes” has the meaning specified in Section 2.09(b).

“Overdraft Rate” means a per annum interest rate established from time to time by Citibank, N.A. applicable to overdrawn amounts from the Reimbursement Account.

“Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Title III of Pub. L. 107-56, signed into law October 26, 2001.

“Payment Office” means the office of the Letter of Credit Issuer located at 3800 Citibank Center, Building B, 3rd Floor, Attn: Standby Letter of Credit Unit, Tampa, FL 33610, or such other office as the Letter of Credit Issuer may designate by written notice to Cameron.

“PBGC” means the Pension Benefit Guaranty Corporation, or any federal agency or authority of the United States from time to time succeeding to its function.

“Performance Letter of Credit” means a Letter of Credit qualifying as a “performance-based standby letter of credit” under 12 CFR Part 3, Appendix A, Section 3(b)(2)(i) or any successor U.S. Comptroller of the Currency regulation.

“Permitted Collateral” means (a) cash, (b) direct debt obligations of the United States of America, and (c) any other investment that, when held as collateral for an Applicant’s Obligations, would, in the Letter of Credit Issuer’s determination (in its sole discretion), result in no capital reserve requirements under the regulations of the Board of Governors of the Federal Reserve System with respect to the Letter of Credit Issuer’s obligations to fund draws on such Letter of Credit.

“Permitted Liens” means the Liens permitted under Section 5.17.

“Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, firm or other entity, or a government or any political subdivision or agency, department or instrumentality thereof.

“Plan” means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which Cameron or any member of the Controlled Group may have any liability.

“Process Agent” has the meaning specified in Section 8.17.

“property” or “asset” (in either case, whether or not capitalized) of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

“Protective Letter of Credit” means a Letter of Credit issued to support a Bank Guaranty or another Letter of Credit.

“Rate Management Transaction” means any transaction (including an agreement with respect thereto) now existing or hereafter entered into by Cameron or any of its Restricted Subsidiaries which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

“Recourse Debt” means any Indebtedness of an Unrestricted Subsidiary other than Non-Recourse Debt.

“Reimbursement Account” has the meaning specified in Section 2.03.

“Reimbursement Obligation” has the meaning specified in Section 2.03.

“Regulation U” means Regulation U of the Federal Reserve Board, as the same is from time to time in effect.

“Release” shall have the meaning set forth in CERCLA or under any other Environmental Law.

“Reportable Event” means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC has by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

“Request to Withdraw Collateral” means a notice substantially in the form of Exhibit D, delivered pursuant to Section 2.13(h).

“Required Collateral Amount” means

(a)            if Collateral is not required pursuant to Section 7.02, the sum of, without duplication,

(i)	the aggregate Face Amount of the outstanding Secured Letters of Credit,

(ii)	any required Section 2.13(c) Collateral, and

(iii)	any required Section 2.13(d) Collateral, or

(b)            if Collateral is required pursuant to Section 7.02, the amount of Section 7.02 Collateral required.

“Reset Date” has the meaning assigned to such term in Section 8.22(a).

“Responsible Officer” means, the Chief Executive Officer, President, Chief Financial Officer, any Executive or Senior Vice President, Treasurer or the Assistant Treasurer of Cameron.

“Restricted Subsidiary” means each Subsidiary other than an Unrestricted Subsidiary.

“SEC” means the United States Securities and Exchange Commission, or any governmental authority succeeding to the functions of said Commission.

“Second Amendment Effective Date” means June 28, 2013.

“Section 2.13(c) Collateral” has the meaning assigned to such term in Section 2.13(c).

“Section 2.13(d) Collateral” has the meaning assigned to such term in Section 2.13(d).

“Section 7.02 Collateral” has the meaning assigned to such term in Section 7.02(b).

“Section 7.02(a) Collateral” has the meaning assigned to such term in Section 7.02(a).

“Section 7.02(b) Collateral” has the meaning assigned to such term in Section 7.02(b).

“Secured Letter of Credit” means any Letter of Credit whose full Face Amount is (and since its issuance has been) secured by Collateral in accordance with Section 2.13(b) and which, after giving effect to such Letter of Credit and the Collateral which secures such Letter of Credit, does not cause a Default (as defined in the JPMorgan Credit Agreement) under the JPMorgan Credit Agreement. For the avoidance of doubt, a Letter of Credit may only be a Secured Letter of Credit if it is secured by Collateral deposited into a Collateral Account pursuant to Section 2.13(b). A Letter of Credit which is secured with Collateral deposited into a Collateral Account pursuant to any provision of this Agreement other than Section 2.13(b) is not a Secured Letter of Credit.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute.

“Security Agreement” means the Security Agreement in substantially the form of Exhibit E among the Letter of Credit Issuer and the Collateral Providers, as amended, restated, supplemented or modified from time to time.

“Security Instruments” means, collectively, (a) the Security Agreement, (b) each Account Control Agreement, (c) each other agreement, instrument or document executed in connection with creating or perfecting an Acceptable Security Interest in any Collateral, and (d) each other agreement, instrument or document executed at any time in connection with securing the Obligations, in each case, as the same may be amended, modified, restated, or supplemented from time to time.

“S&P” means Standard & Poor’s Ratings Group, a division of McGraw-Hill, Inc., and any successor thereto.

“Single Employer Plan” means a Plan, other than a Multiemployer Plan, maintained by Cameron or any member of the Controlled Group for employees of Cameron or any member of the Controlled Group.

“Standard Letter of Credit Practice” means any domestic or foreign law or letter of credit practices applicable in the city in which the Letter of Credit Issuer issued the applicable Letter of Credit or for its branch or correspondent, such laws and practices applicable in the city in which it has advised, confirmed or negotiated such Letter of Credit, as the case may be. Such practices shall be (i) of banks that regularly issue Letters of Credit in the particular city and (ii) required or permitted under the UCP or ISP, as chosen in the applicable Letter of Credit.

“Sterling” means the lawful currency of the United Kingdom.

“Stated Expiry Date” means the original expiration date stated on the face of any Letter of Credit, or such other date, if any, to which the Letter of Credit Issuer extends the expiration of such Letter of Credit at the request of the applicable Applicant.

“Subsidiary” of a Person means (a) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (b) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of Cameron.

“Subsidiary Applicant” means a Restricted Subsidiary specified as a Subsidiary Applicant on Schedule 4.01(h)(ii) attached hereto and made a part hereof, or added as a Subsidiary Applicant pursuant to a joinder pursuant to Section 8.23.

“Subsidiary Guarantor” means each Restricted Subsidiary that has executed a Subsidiary Guaranty.

“Subsidiary Guaranty” means each guaranty of the Obligations in substantially the form of Exhibit F, executed by any Restricted Subsidiary on a full recourse basis, together with any supplements or joinders thereto.

“Substantial Portion” means, with respect to the Property of Cameron and its Restricted Subsidiaries, Property which represents more than the greater of (a) $300,000,000 and (b) 20% of the Consolidated assets of Cameron and its Restricted Subsidiaries as shown in the Consolidated financial statements of Cameron and its Restricted Subsidiaries as of the end of the most recent fiscal quarter for which financial statements are available at the time such determination is made.

“TARGET Day” means any day on which the Trans-European Automatic Real-time Gross Settlement Express Transfer payment system is open for the settlement of payments in Euros.

“Taxes” has the meaning specified in Section 2.09(a).

“Termination Event” means, with respect to a Plan which is subject to Title IV of ERISA, (a) a Reportable Event, (b) the withdrawal of Cameron or any other member of a Controlled Group from such Plan during a plan year in which Cameron or any other member of a Controlled Group was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or was deemed such under Section 4068(f) of ERISA, (c) the termination of such Plan, the filing of a notice of intent to terminate such Plan or the treatment of an amendment of such Plan as a termination under Section 4041 of ERISA, (d) the institution by the PBGC of proceedings to terminate such Plan, or (e) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or appointment of a trustee to administer, such Plan.

“Total Capitalization” means, at any time, the sum of Total Debt and Consolidated Net Worth at such time.

“Total Debt” means, at any time, that part of the Consolidated Indebtedness of Cameron and the Restricted Subsidiaries at such time which would be reflected on a balance sheet prepared in accordance with GAAP; provided, however, that for purposes hereof, “Total Debt” shall include Recourse Debt of Unrestricted Subsidiaries.

“Type”, when used in reference to any Letter of Credit, refers to whether such Letter of Credit is a Financial Letter of Credit or a Performance Letter of Credit, as determined by the Letter of Credit Issuer in accordance with Section 2.01.

“UCP” means Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or No. 600 and any subsequent revision thereof adhered to by the Letter of Credit Issuer on the date such Letter of Credit is issued.

“Unfunded Liabilities” means the amount (if any) by which the actuarial present value of the benefit attributed by the pension benefit formula under all Single Employer Plans to employee service rendered prior to that date (based on current and past compensation levels) exceeds the fair value of all Plan assets, all determined as of the last day of the Credit Parties’ fiscal year using a calculation methodology, discount rate, expected return on Plan assets, rate of compensation increase, and other gain or loss components required or permitted under Statement of Financial Accounting Standards No. 87 in presenting the projected benefit obligation.
“Unrestricted Subsidiary” means (a) OneSubsea LLC, (b) OneSubsea B.V., (c) OneSubsea Lux German Holdings S.á.r.l. and (d) each of their respective Subsidiaries.
“Unsecured Letter of Credit” means any Letter of Credit that is not a Secured Letter of
Credit.
“Wholly-Owned Subsidiary” of any Person means (a) any Subsidiary of such Person all of the Equity Interests (other than shares required to law to be owned by another Person, director’s qualifying shares and other immaterial interests) in which are owned by such Person and/or one or more other Wholly-Owned Subsidiaries of such Person or (b) any partnership, limited liability company, association, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled by such Person.

“Withdrawal Liability” shall have the meaning given such term under Part I of Subtitle E of Title IV of ERISA.

Section 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”. Unless otherwise indicated, all references to a particular time are references to New York City time.

Section 1.03. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

Section 1.04. Miscellaneous. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, Schedule and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified. The term “including” shall mean “including, without limitation,”, the term “include” shall mean “include, without limitation,” and the term “includes” shall mean “includes, without limitation,”.

ARTICLE II
AMOUNT AND TERMS OF THE LETTERS OF CREDIT

Section 2.01. Letters of Credit.

(a)            The Letter of Credit Issuer agrees, on the terms and conditions herein set forth, to issue standby Letters of Credit for the account of any Applicant and to renew, extend, increase, decrease or otherwise modify each Letter of Credit (“Modify” and each such action a “Modification”), in each case in any Approved Currency, from time to time on any Business Day during the period from the date hereof until the Maturity Date; provided that (i) the Letter of Credit Issuer shall have no obligation to issue or Modify a Letter of Credit if the Dollar Equivalent of the aggregate outstanding Letter of Credit Liabilities would exceed the total Commitment after giving effect to such issuance or Modification, and (ii) no Letter of Credit shall have a Stated Expiry Date later than three years from its date of issuance, or such later date agreed by the Letter of Credit Issuer in its sole discretion. The Letter of Credit Issuer shall issue (or Modify) each Letter of Credit on notice received by the Letter of Credit Issuer from the Applicant not later than 12:00 P.M. (New York City time) on the third Business Day prior to the date of the proposed issuance (or Modification) of such Letter of Credit. Each such notice of a Letter of Credit (a “Notice of Letter of Credit”) shall be submitted to the Letter of Credit Issuer under the Bolero System or the CitiDirect Electronic Platform (or, if requested by the Letter of Credit Issuer, in accordance with Section 8.02(a)) in substantially the form of Exhibit G, specifying therein (i) the requested date of issuance (or Modification) of such Letter of Credit (which shall be a Business Day), (ii) the requested amount of such Letter of Credit and the Approved Currency in which such amount shall be denominated, (iii) the requested expiration date of such Letter of Credit, (iv) whether such Letter of Credit will be a Secured Letter of Credit and secured by Collateral in accordance with Section 2.13(b), and (v) the purpose and terms of such Letter of Credit and other information contemplated by Exhibit G. Additionally, if requested by the Letter of Credit Issuer, Cameron shall execute and deliver to the Letter of Credit Issuer an application for letter of credit on the Letter of Credit Issuer’s standard form or on another form agreed upon by Cameron and the Letter of Credit Issuer. The Letter of Credit Issuer shall decide in its sole discretion, and indicate to the Applicant promptly after receiving any Notice of Letter of Credit, whether such Letter of Credit would be classified for purposes of capital adequacy or reserve requirements as a Financial Letter of Credit or a Performance Letter  of Credit. The Letter of Credit Issuer may, at its option, respond to any Notice of Letter of Credit on behalf of an Applicant by causing any foreign or domestic branch or Affiliate of the Letter of Credit Issuer to issue a Letter of Credit or a Bank Guaranty, in each case supported by a Protective Letter of Credit; provided that any exercise of such option shall not affect the obligation of the Applicant to repay all drawings and other amounts due under such Letter of Credit in accordance with the terms of the Credit Documents. Any Protective Letter of Credit issued under this Agreement and any Bank Guaranty or other Letter of Credit it supports must be denominated in the same Approved Currency. On the Effective Date, all Existing Letters of Credit shall automatically, without any action on the part of any Person, be deemed to be Letters of Credit issued and outstanding hereunder, and shall be subject to and governed by the terms and conditions hereof. On the Second Amendment Effective Date, all Exiting Letters of Credit shall automatically, without any action on the part of any Person, be deemed not to be Letters of Credit issued and outstanding hereunder, and shall not be subject to and governed by the terms and conditions hereof.

(b)           The relevant Applicant shall pay to the Letter of Credit Issuer each Reimbursement Obligation in accordance with Section 2.03 and the other provisions of the Credit Documents. The obligations of each Applicant under this Agreement and any other agreement or instrument relating to any Letter of Credit shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and such other agreement or instrument under all circumstances, including the following circumstances:

(i)            any lack of validity or enforceability of this Agreement, any Letter of Credit or any other agreement or instrument relating thereto (collectively, the “L/C Related Documents”);

(ii)           any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of any Applicant in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

(iii)         the existence of any claim, set-off, defense or other right that anyApplicant may have at any time against any beneficiary or transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Letter of Credit Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C Related Documents or any other matter;

(iv)        payment by the Letter of Credit Issuer against presentation of any draft, demand or claim for payment under any Letter of Credit presented for purposes of drawing under any Letter of Credit (“Drawing Document”) that does not comply with the terms of such Letter of Credit or which proves to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, or which is signed, issued or presented by a Person (or a transferee of a Person) purporting to be a successor or transferee of the beneficiary of such Letter of Credit;

(v)          any dispute between or among any Applicant and/or any Restricted Subsidiaries, any of their Affiliates, the beneficiary of any Letter of Credit or any financing institution or other party to whom any Letter of Credit may be transferred;

(vi)        the Letter of Credit Issuer or any of its branches or Affiliates being the beneficiary of any Letter of Credit;

(vii)       the Letter of Credit Issuer or any correspondent honoring a drawing against a Drawing Document up to the amount available under the Letter of Credit;

(viii)     the Letter of Credit Issuer or any correspondent having previously paid against fraudulently signed or presented Drawing Documents (whether or not the relevant Applicant reimbursed the Letter of Credit for such drawing);

(ix)          any exchange, release or non-perfection of any collateral for, or any release or amendment or waiver of or consent to departure from any guarantee of, all or any of the obligations of any Applicant in respect of any Letter of Credit;

(x)           the issuance of a Letter of Credit (or any Modification thereto) in a form other than substantially as requested by the Applicant, unless the Letter of Credit Issuer receives written notice from such Applicant of such error within three Business Days after such Applicant shall have received a copy of the Letter of Credit (or such Modification); or

(xi)          any other event, circumstance or conduct whatsoever, whether or not similar to any of the foregoing, that might, but for this paragraph, constitute a legal or equitable defense to or discharge of, or provide a right of set-off against, an Applicant’s obligations hereunder (whether against the Letter of Credit Issuer, the beneficiary or any other Person).

however, this Section 2.01(b) shall not limit any right of any Applicant to make a claim against the Letter of Credit Issuer to the extent provided in Section 2.01(d).

(c)           Each Applicant assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to the use of such Letter of Credit. Except as otherwise expressly provided in this Agreement, neither the Letter of Credit Issuer nor any branch, Affiliate or correspondent bank of the Letter of Credit Issuer nor any of their respective employees, agents, officers or directors shall be liable or responsible for: (i) the use that may be made of any Letter of Credit issued by it or any acts or omissions of any beneficiary or transferee of any Letter of Credit issued by it in connection therewith; (ii) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be invalid, insufficient, fraudulent or forged; (iii) payment by the Letter of Credit Issuer against presentation of documents that do not strictly comply with the terms of the relevant Letter of Credit, including failure of any documents to bear any reference or adequate reference to the relevant Letter of Credit; (iv) any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, or (v) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit issued by it. In furtherance and not in limitation of the foregoing, the Letter of Credit Issuer may accept documents that appear on their face to be in order and shall be entitled to rely, and shall be fully protected in relying, upon any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, without responsibility for further investigation, regardless of any notice or information to the contrary.

(d)           Each Applicant shall have a claim against the Letter of Credit Issuer, and the Letter of Credit Issuer shall be liable to such Applicant, to the extent of any direct damages suffered by such Applicant that are determined by a court of competent jurisdiction in a final, non-appealable judgment to have been caused by the Letter of Credit Issuer’s (i) willful misconduct or (ii) gross negligence. No provision of Section 2.01(c) shall be construed to limit or impair a claim by any Applicant under this Section 2.01(d), and the Letter of Credit Issuer’s liability to any Applicant under this Section 2.01(d) shall not be limited by the limitations on its liability set out in Section 2.01(c).

Section 2.02. Fees.

(a)                 Commitment Fee. Cameron agrees to pay to the Letter of Credit Issuer a commitment fee, which shall accrue at the Commitment Fee Rate on the daily amount by which the Letter of Credit Issuer’s Commitment exceeds the Dollar Equivalent of the aggregate maximum amount of all undrawn portions of Letters of Credit (such fee, a “Commitment Fee”), in the case of the Letter of Credit Issuer, from the date hereof, and in the case of a successor Letter of Credit Issuer, from the date on which it assumed a Commitment or acquired Obligations, in each case, until the Commitment Termination Date. Accrued Commitment Fees shall be calculated in arrears for the quarters ended each March 31, June 30, September 30, and December 31 and payable quarterly in arrears on the 7th day of each January, April, July and October, commencing April 7, 2012, and on the Commitment Termination Date. The Commitment Fee shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(b)                 Issuance Fee. Cameron agrees to pay to the Letter of Credit Issuer an issuance fee for each Letter of Credit, which shall accrue at the Issuance Fee Rate for, as applicable, a Secured Letter of Credit, an Unsecured Letter of Credit that is a Financial Letter of Credit, or an Unsecured Letter of Credit that is a Performance Letter of Credit, on the daily amount of the Dollar Equivalent of the Letter of Credit Liabilities with respect to such Letter of Credit (such fee, an “Issuance Fee”), in the case of the Letter of Credit Issuer, from the date hereof and, in the case of a successor Letter of Credit Issuer, from the date on which it assumed a Commitment or acquired Obligations, in each case until the date on which the Letter of Credit Issuer ceases to hold any Letter of Credit Liabilities. Accrued Issuance Fees shall be calculated in arrears for the quarters ended each March 31, June 30, September 30, and December 31 and payable quarterly in arrears on the 7th day of each January, April, July and October, commencing April 7, 2012, and on the date the Letter of Credit Issuer shall have no further Letter of Credit Liabilities. The Issuance Fee shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(c)           Other Fees. Cameron shall pay to the Letter of Credit Issuer such other fees as may be separately agreed to by Cameron and the Letter of Credit Issuer, as applicable, in writing. Additionally, Cameron agrees to pay to the Letter of Credit Issuer, (i) in connection with each Letter of Credit issued by the Letter of Credit Issuer, customary issuance and administrative fees and expenses for such Letter of Credit, (ii) in connection with Bank Guaranties or other obligations supported by a Protected Letter of Credit, all fees and expenses of the Letter of Credit Issuer’s foreign Affiliates or branches for such Bank Guaranties and other obligations, as agreed from time to time between the Letter of Credit Issuer or such foreign Affiliates or branches and Cameron and (iii) in connection with the release of Collateral securing a Secured Letter of Credit in accordance with Section 2.13(h)(i), the difference between the Issuance Fees actually paid with respect to such Letter of Credit and the amount of Issuance Fees that would have been due with respect to such Letter of Credit if it had been an Unsecured Letter of Credit from the date of its issuance.

Section 2.03. Administration; Reimbursement; Demand Loans. (a) Upon receipt from the beneficiary of any Letter of Credit of any demand for payment under such Letter of Credit, the Letter of Credit Issuer shall promptly notify the applicable Applicant as to the amount demanded to be paid by the Letter of Credit Issuer and the proposed payment date. Upon its determination to honor any such demand for payment, the Letter of Credit Issuer shall promptly notify the applicable Applicant of such determination and the Letter of Credit Issuer’s intended payment date therefor (the “Letter of Credit Payment Date”).

(b)           The relevant Applicant shall be irrevocably and unconditionally obligated to reimburse the Letter of Credit Issuer for any amounts of any payment made by the Letter of Credit Issuer under any Letter of Credit issued by it for the account of such Applicant (any such amount, a “Reimbursement Obligation”). Each Reimbursement Obligation shall be due from such Applicant on the Letter of Credit Payment Date, without presentment, demand, protest or other formalities of any kind, and payable on the later of (i) the Letter of Credit Payment Date and (ii) the date that is two Business Days after the date the Letter of Credit Issuer notifies such Applicant of its determination to honor any such demand for payment. The relevant Applicant shall deposit the amount of the Reimbursement Obligation in a deposit account or accounts to be established and maintained at the office of the Letter of Credit Issuer (the “Reimbursement  Account”) no later than the date such Reimbursement Obligation is payable by such Applicant pursuant to the immediately preceding sentence. The Letter of Credit Issuer shall from time to time withdraw funds then held in the Reimbursement Account to pay any Reimbursement Obligation that is due under this Agreement. Any Reimbursement Obligation that is not paid on or prior to the relevant Letter of Credit Payment Date (including by set-off against the Reimbursement Account) shall bear interest from the relevant Letter of Credit Payment Date until and including the earlier of (i) the date such Reimbursement Obligation is paid and (ii) the date such Reimbursement Obligation becomes payable pursuant to this Section 2.03(b), at a rate per annum equal to the Overdraft Rate in effect from time to time. All payments of Reimbursement Obligations shall be made in the same Approved Currency in which the payment on the underlying Letter of Credit was made.

(c)           If an Applicant shall fail to pay a Reimbursement Obligation to the Letter of Credit Issuer after such Reimbursement Obligation has become due and payable pursuant to Section 2.03(b), such Reimbursement Obligation shall immediately constitute, without necessity of further act or evidence, a loan (a “Demand Loan”) made by the Letter of Credit Issuer to such Applicant on the date of such Reimbursement Obligation in a principal amount equal to such Reimbursement Obligation and repayable upon demand in the Approved Currency in which such Reimbursement Obligation is denominated, together with interest on the principal amount of such Demand Loan remaining unpaid from time to time, payable on demand and computed from the date such Demand Loan is made as specified above to the date of repayment in full thereof, at a rate per annum equal to the Alternative Base Rate in effect from time to time plus 2% per annum. Each Applicant shall repay the principal of all Demand Loans on the earlier of demand and the Commitment Termination Date.

Section 2.04. Default Interest. The Applicants shall pay interest on, to the fullest extent permitted by law, the amount of any Reimbursement Obligations, interest, Commitment Fee, Issuance Fee, other fee or other amount payable hereunder that is not paid when due and payable, from the date such amount shall be due and payable, until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal to the Alternative Base Rate in effect from time to time plus 2% per annum.

Section 2.05. Yield Protection. (a) If any Change in Law:

(i)            subjects the Letter of Credit Issuer to any Taxes, or changes the basis of taxation of payments (other than with respect to Excluded Taxes) to the Letter of Credit Issuer in respect of any Letters of Credit, or

(ii)            imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, the Letter of Credit Issuer, or

(iii)            imposes any other condition the result of which is to increase the cost to the Letter of Credit Issuer of issuing, or committing to issue, or making a payment in respect of, Letters of Credit, or reduces any amount receivable by the Letter of Credit Issuer in connection with its Letters of Credit, or requires the Letter of Credit Issuer to make any payment calculated by reference to the amount of Letters of Credit or interest or Issuance Fees received by it, by an amount deemed material by the Letter of Credit Issuer, and the result of any of the foregoing is to increase the cost to the Letter of Credit Issuer of issuing, or committing to issue, or making a payment in respect of, Letters of Credit, or to reduce the return received by the Letter of Credit Issuer in connection with such Letters of Credit, Commitment Fees or Issuance Fees, then, within 15 days of demand by the Letter of Credit Issuer, the Applicants shall pay the Letter of Credit Issuer such additional amount or amounts as will compensate the Letter of Credit Issuer for the actual increased cost or reduction in amount received.

(b)           If any law or any governmental or quasi governmental rule, regulation, policy, guideline or directive of any jurisdiction outside of the United States of America or any subdivision thereof (whether or not having the force of law), imposes or deems applicable any reserve requirement against or fee with respect to assets of, deposits with or for the account of, or credit extended by the Letter of Credit Issuer, and the result of the foregoing is to increase the cost to the Letter of Credit Issuer of issuing, or committing to issue, or making a payment in respect of, Letters of Credit upon the request of, or of making or maintaining its Commitment to, any Credit Party that is not incorporated under the laws of the United States of America or a state thereof (each a “Non-U.S. Credit Party”) or to reduce the return received by the Letter of Credit Issuer in connection with such Letters of Credit applied for by, or Commitment to any Non-U.S. Credit Party, then, within 15 days of demand by the Letter of Credit Issuer, such Non-U.S. Credit Party shall pay the Letter of Credit Issuer such additional amount or amounts as will compensate it for such increased cost or reduction in amount received.

Section 2.06. Capital Adequacy. (a) If the Letter of Credit Issuer determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on the Letter of Credit Issuer’s capital or on the capital of the Letter of Credit Issuer’s holding company, if any, as a consequence of this Agreement or the Letters of Credit issued by the Letter of Credit Issuer, to a level below that which the Letter of Credit Issuer or the Letter of Credit Issuer’s holding company could have achieved but for such Change in Law (taking into consideration the Letter of Credit Issuer’s policies and the policies of the Letter of Credit Issuer’s holding company with respect to capital adequacy), then from time to time the Applicants shall, within 15 days of demand by the Letter of Credit Issuer, pay to the Letter of Credit Issuer such additional amount or amounts as will compensate the Letter of Credit Issuer or the Letter of Credit Issuer’s holding company for any such reduction suffered.

(b)           Failure or delay on the part of the Letter of Credit Issuer to demand compensation pursuant to this Section 2.06 or Section 2.05 shall not constitute a waiver of the Letter of Credit Issuer’s right to demand such compensation; provided that the Applicants shall not be required to compensate the Letter of Credit Issuer pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that the Letter of Credit Issuer notifies the relevant Applicant of the Change in Law giving rise to such increased costs or reductions and of the Letter of Credit Issuer’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

(c)            Without prejudice to the survival of any other agreement hereunder, the agreements and obligations of the Applicant contained in this Section 2.06 and Section 2.05  shall survive the payment in full of all Obligations and the termination of the Commitment.

Section 2.07. Illegality. Notwithstanding any other provision of this Agreement, if any Change in Law shall make it unlawful, or any governmental authority, central bank or comparable agency shall assert that it is unlawful (such unlawfulness or such assertion of unlawfulness being an “Illegality Event”), for the Letter of Credit Issuer to issue any Letter of Credit, then, on notice thereof and demand therefor by the Letter of Credit Issuer to Cameron, the obligation of the Letter of Credit Issuer to issue any such Letters of Credit shall be suspended until the time set forth in the next succeeding sentence. The suspension of the obligations of the Letter of Credit Issuer to issue Letters of Credit shall terminate upon the withdrawal by the Letter of Credit Issuer of its notice and demand with respect to the Illegality Event referenced in this Section 2.07. If an Illegality Event has ceased to exist, the Letter of Credit Issuer shall promptly withdraw its notice and demand by giving written notice of withdrawal to Cameron.

Section 2.08. Payments and Computations. (a) The Credit Parties shall make each payment under any Credit Document not later than 3:00 P.M. (New York City time), or in the case of payment in any currency other than Dollars, not later than 11:00 A.M. (New York City time), on the day when due and payable in same day funds, free and clear of any defenses, setoffs, counterclaims, or withholdings or deductions for taxes as set forth in Section 2.09 (i) in the case of a payment of Reimbursement Obligations, by depositing funds into the Reimbursement Account as set forth in Section 2.03(b) and (ii) in the case of other payments, by delivering funds to the Letter of Credit Issuer at its Payment Office.

(b)        All computations of fees and interest shall be made by the Letter of Credit Issuer on the basis of a year of 360 days, for the actual number of days (including the first day but excluding the last day) occurring in the period for which such fees or interest are payable. Each determination by the Letter of Credit Issuer of a rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

(c)       Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be.

Section 2.09. Taxes. (a) Any and all payments by the Credit Parties hereunder or under the other Credit Documents shall be made, in accordance with Section 2.08, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges, fees, duties or withholdings, and all liabilities with respect thereto, excluding, in the case of the Letter of Credit Issuer, Excluded Taxes (all such non-excluded taxes, levies, imposts, deductions, charges, fees, duties, withholdings and liabilities being hereinafter referred to as “Taxes”). If any Credit Party shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any other Credit Document to the Letter of Credit Issuer, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.09) the Letter of Credit Issuer receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Credit Party shall make such deductions and (iii) such Credit Party shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

(b)       In addition, the Credit Parties agree to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any other Credit Document or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Credit Document (hereinafter referred to as “Other Taxes”).

(c)        The Credit Parties will indemnify the Letter of Credit Issuer for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.09) paid by the Letter of Credit Issuer and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto except as a result of the gross negligence or willful misconduct of the Letter of Credit Issuer, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date the Letter of Credit Issuer makes written demand therefor. The Letter of Credit Issuer shall not be indemnified for Taxes incurred or accrued more than 180 days prior to the date that the Letter of Credit Issuer notifies Cameron thereof.

(d)       Within 90 days after the date of any payment of Taxes by or at the direction of any Credit Party, such Credit Party will furnish to the Letter of Credit Issuer, at its address referred to in Section 8.02, (i) the original or a certified copy of a receipt evidencing payment thereof, if the relevant taxing authority provides a receipt, or (ii) if the relevant taxing authority does not provide a receipt, other reasonable evidence of the payment thereof. Should the Letter of Credit Issuer ever receive any refund, credit or deduction from any taxing authority to which the Letter of Credit Issuer would not be entitled but for the payment by a Credit Party of Taxes as required by this Section 2.09 (it being understood that the decision as to whether or not to claim, and if claimed, as to the amount of any such refund, credit or deduction shall be made by the Letter of Credit Issuer in its sole discretion), the Letter of Credit Issuer thereupon shall repay to such Credit Party an amount with respect to such refund, credit or deduction equal to any net reduction in taxes actually obtained by the Letter of Credit Issuer and determined by the Letter of Credit Issuer to be attributable to such refund, credit or deduction.

(e)        Without prejudice to the survival of any other agreement hereunder, the agreements and obligations of the Credit Parties contained in this Section 2.09 shall survive the payment in full of all Obligations and termination in full of the Commitment.

Section 2.10. Reduction or Termination of the Commitment; Effect of Termination. (a) Cameron shall have the right at any time and from time to time, upon at least three Business Days’ prior and irrevocable written notice to the Letter of Credit Issuer, to terminate in whole or reduce in part the unused portions of the Commitment, with any partial reduction to be in an amount not less than $5,000,000 in integral multiples of $5,000,000; provided that the Commitment may not be reduced to an amount less than the Dollar Equivalent of the aggregate amount of outstanding Letter of Credit Liabilities (after giving effect to payments on such proposed termination or reduction date). Any termination of the Commitment pursuant to this Section 2.10 is permanent and may not be reinstated.

(b)       Upon and at all times after the Commitment is terminated in full pursuant to any provision of this Agreement, the Commitment shall be zero and the Letter of Credit Issuer shall have no further obligation to issue any Letters of Credit.

Section 2.11. Transfers; Assignments of Proceeds. If, at an Applicant’s request, a Letter of Credit is issued in transferable form, the Letter of Credit Issuer shall have no duty to determine the proper identity of anyone appearing in any transfer request, Drawing Document, or other document as transferor or transferee, nor shall the Letter of Credit Issuer be responsible for the validity, appropriateness or correctness of any transfer. The Letter of Credit Issuer is not obligated to recognize an assignment of proceeds of a Letter of Credit unless and until the Letter of Credit Issuer consents to such assignment; and, except as otherwise required by applicable law, the Letter of Credit Issuer shall not be obligated to give or withhold its consent to an assignment of proceeds of a Letter of Credit; however, if the Letter of Credit Issuer consents to an assignment of proceeds of the Letter of Credit, the Letter of Credit Issuer shall have no duty to determine the proper identity of anyone appearing to be the assignor or assignee, nor shall the Letter of Credit Issuer be responsible for the validity, appropriateness or correctness of any such assignment.

Section 2.12. Modifications of a Letter Credit. This Agreement shall be binding upon each Applicant with respect to any Modification of a Letter of Credit made at any Applicant’s request or with any Applicant’s consent. Each Applicant’s Obligations shall not be reduced or impaired in any way by any agreement by the Letter of Credit Issuer and the beneficiary of a Letter of Credit extending the Letter of Credit Issuer’s time to honor or to give notice of discrepancies, and any such agreement shall be binding upon any Applicant.

Section 2.13. Collateral.

(a)            Pledge of Collateral. The Credit Parties hereby pledge, and grant to the Letter of Credit Issuer a first priority security interest in, all Permitted Collateral held in any Collateral Account from time to time and all proceeds thereof, as security for the payment of all Obligations. The Letter of Credit Issuer shall at all times (i) have sole control over each Collateral Account, (ii) exercise reasonable care in the custody and preservation of any Collateral held in any Collateral Account, (iii) be deemed to have exercised such care if such Collateral is accorded treatment substantially equivalent to that which the Letter of Credit Issuer accords its own property, and (iv) not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any Collateral or for investing such Collateral.

(b)           Deposit of Collateral for Secured Letters of Credit. The Applicants shall, no later than one Business Day prior to the date of the proposed issuance of a Secured Letter of Credit, deposit and maintain, or cause a Collateral Provider to deposit and maintain, Collateral in a Collateral Account in the same currency in which such Secured Letter of Credit is denominated to secure such Secured Letter of Credit in an amount equal to 100% of the Face Amount of such Secured Letter of Credit, to the extent necessary such that, after giving effect to such Secured Letter of Credit and any such deposit of Collateral, there is Complete Collateral Compliance. Any deposit of Collateral pursuant to this Section 2.13(b) shall be deemed a representation that no Default (as defined in the JPMorgan Credit Agreement) exists under the JPMorgan Credit Agreement or would be caused by such deposit of Collateral. Subject to Section 2.13(h), Collateral that is deposited in a Collateral Account to secure a Secured Letter of Credit in accordance with this Section 2.13(b) shall remain in such Collateral Account for the full term of such Secured Letter of Credit.

(c)            Deposit of Collateral for Expiration Date Exceeding Maturity Date. If a Letter of Credit has an Expiration Date later than the Maturity Date, the relevant Applicant agrees that it shall, without any demand or the taking of any other action by the Letter of Credit Issuer and no later than the later of (i) 90 days prior to the Maturity Date and (ii) the date the Letter of Credit Issuer issues such Letter of Credit, deposit and maintain, or cause a Collateral Provider to deposit and maintain, Collateral in a Collateral Account in an amount equal to 100% of the Face Amount of such Letter of Credit, in the same currency in which such Letter of Credit is denominated, plus the amount of all Issuance Fees scheduled to be paid through the Expiration Date of such Letter of Credit (or increase the Collateral held in respect of a Secured Letter of Credit to such amount) (any such required Collateral, the “Section 2.13(c) Collateral”).

Such Collateral shall be required in addition to any other Collateral that may be on deposit with respect to any Secured Letter of Credit or otherwise. Any Unsecured Letter of Credit required to be secured pursuant to this Section 2.13(c) shall continue to be considered an Unsecured Letter of Credit for purposes of determining the Issuance Fee applicable to such Letter of Credit.

(d)            Deposit of Collateral Upon Disposition of a Substantial Portion of the Assets. If, after giving effect to the disposition of a Substantial Portion of the assets of Cameron and its Restricted Subsidiaries, taken as a whole, the ratio of Total Debt to Total Capitalization for Cameron, on a consolidated basis with the Restricted Subsidiaries, is greater than 60%, then the Applicants shall deposit, or cause a Collateral Provider to deposit, Collateral into a Collateral Account, such that the Collateral Value in the Collateral Accounts equals or exceeds, in the aggregate, an amount equal to 100% of the then aggregate Letter of Credit Liabilities with respect to each outstanding Letter of Credit in the currency in which such Letter of Credit is denominated, plus the amount of all Issuance Fees for each outstanding Letter of Credit scheduled to be paid through the Expiration Date of such Letter of Credit (any such required Collateral, the “Section 2.13(d) Collateral”). Such Collateral shall be required in addition to any other Collateral that may be on deposit with respect to any Secured Letter of Credit or otherwise. Any Unsecured Letter of Credit required to be secured pursuant to this Section 2.13(d) shall continue to be considered an Unsecured Letter of Credit for purposes of determining the Issuance Fee applicable to such Letter of Credit. When the ratio of Total Debt to Total Capitalization is being calculated for purposes of this Section 2.13(d) (and only in that case), Total Debt shall be deemed to include contingent obligations with respect to commercial letters of credit, standby letters of credit, and bank guaranties, in each case, whether they support performance obligations or financial obligations.

(e)            Deposit of Collateral Upon Event of Default. The Applicants shall deposit and maintain, or cause a Collateral Provider to deposit and maintain, Collateral into a Collateral Account to the extent required by Section 7.02. Such Collateral shall be required in addition to any other Collateral that may be on deposit with respect to any Secured Letter of Credit or otherwise. Any Unsecured Letter of Credit required to be secured pursuant to this Section 2.13(e) shall continue to be considered an Unsecured Letter of Credit for purposes of determining the Issuance Fee applicable to such Letter of Credit.

(f)             Deposit of Collateral to Achieve Complete Collateral Compliance. If at any time the Applicants have not achieved Complete Collateral Compliance (such failure to achieve being referred to as an “Additional Collateral Event”), then the Applicants shall, within five Business Days after receiving a written request from the Letter of Credit Issuer, deposit, or cause a Collateral Provider to deposit, into a Collateral Account additional Collateral such that after giving effect to such deposit there shall be Complete Collateral Compliance.

(g)           Collateral Information. In addition to the quarterly reporting requirement required under Section 5.01(c), the Letter of Credit Issuer shall have the right at any time to electronically access the Collateral Accounts or contact the relevant Account Institutions to obtain a statement setting out the Permitted Collateral on deposit in such Collateral Accounts and the current value of each type of Permitted Collateral in the Collateral Accounts, and Cameron shall cause each Account Institution to permit such access. In addition, Cameron agrees to, at any time and promptly upon request, provide the Letter of Credit Issuer with any information required to be reported under Section 5.01(c) or any additional information requested by the Letter of Credit Issuer to ascertain the type or nature of Collateral, the Collateral Value or the Letters of Credit secured thereby.

(h)            Release of Collateral.

(i)            Collateral Securing Secured Letters of Credit.

A.            In connection with the cancellation, expiration, termination of or reduction in value of a Secured Letter of Credit, Cameron may submit a Request to Withdraw Collateral, requesting that the Letter of Credit Issuer approve a release of Collateral securing such Secured Letter of Credit, so long as (1) the Collateral Value exceeds the Required Collateral Amount by at least $250,000 immediately prior to such release, (2) Complete Collateral Compliance exists and would exist after giving effect to such release, (3) no Default or Event of Default exists or would be caused by such release, and (4) such Letter of Credit is not required to be secured under any of Section 2.13(c), Section 2.13(d), or Section 2.13(e); provided that the amount of Collateral securing any Secured Letter of Credit released pursuant to this Section 2.13(h)(i)(A) shall not exceed the Face Amount of such Secured Letter of Credit (or in the case of a reduction in value, shall not exceed the amount of such reduction in the Face Amount of such Secured Letter of Credit). If all such conditions have been satisfied, the Letter of Credit Issuer shall approve such release.

B.            Cameron may submit a Request to Withdraw Collateral, requesting that the Letter of Credit Issuer approve, in its sole discretion, a release of all of the Collateral securing a Secured Letter of Credit so long as (1) Complete Collateral Compliance exists and would exist after giving effect to such release, (2) no Default or Event of Default exists or would be caused by such release, and (3) such Letter of Credit is not required to be secured under any of Section 2.13(c), Section 2.13(d), or Section 2.13(e). If the Letter of Credit Issuer in its sole discretion approves the release of such Collateral, then Cameron shall, on the date of such release, pay to the Letter of Credit Issuer in immediately available funds all additional fees or other amounts payable pursuant to Section 2.02(c)(iii) and such Secured Letter of Credit shall then be deemed to be an Unsecured Letter of Credit from the date that such Collateral is released.

(ii)            Collateral Required under Section 2.13(c), Section 2.13(d) and Section 2.13(e). Cameron may submit a Request to Withdraw Collateral, requesting that the Letter of Credit Issuer approve a release of Collateral that was required under Section 2.13(c), Section 2.13(d), or Section 2.13(e) securing a Letter of Credit so long as (A) Complete Collateral Compliance exists and would exist after giving effect to such release, (B) no Default or Event of Default exists or would be caused by such release and (C) such Letter of Credit is no longer required to be secured under any of Section 2.13(c), Section 2.13(d), or Section 2.13(e). If all such conditions have been satisfied, the Letter of Credit Issuer shall approve such release.

(iii)       Method of Release. Each such request referred to in the preceding sections (i) and (ii) shall be made pursuant to a Request to Withdraw Collateral, which shall (A) specify the Collateral Account from which Cameron requests that Collateral be released, the Collateral to be released, the amount of Collateral requested to be released, and the applicable Approved Currency of such Collateral, (B) specify the requested date of release of such Collateral (which shall be a Business Day not sooner than 5 Business Days after the Letter of Credit Issuer’s receipt of such notice), (C) if such release relates to the cancellation, expiration, termination of or reduction in value of a Secured Letter of Credit, specify the Secured Letter of Credit to which such Collateral relates, (D) certify that Complete Collateral Compliance then exists and will exist after giving effect to such release, (E) certify that no Default or Event of Default then exists or would be caused by such release, (F) certify such release is in compliance with the relevant section above and (G) include any other information contemplated by Exhibit D. Each such Request to Withdraw Collateral shall be accompanied by a Collateral Certificate dated as of the date of such proposed withdrawal, and shall include a calculation showing pro forma Complete Collateral Compliance after giving effect to such requested withdrawal and, with respect to a Request to Withdraw Collateral relating to Collateral required to be pledged pursuant to Section 2.13(d), a Compliance Certificate with a calculation showing pro forma compliance with the ratio in Section 2.13(d).

ARTICLE III
 CONDITIONS

Section 3.01. Initial Conditions Precedent. The obligation of the Letter of Credit Issuer to issue the initial Letter of Credit pursuant to the terms and conditions of this Agreement is subject to the condition precedent that the Letter of Credit Issuer shall have received on or before the day of issuance of the initial Letter of Credit the following, each dated on or before such day, in form and substance reasonably satisfactory to the Letter of Credit Issuer (the first day when all such conditions have been satisfied or waived is hereinafter referred to as the “Effective Date”):

(a)       Duly executed signature pages to this Agreement, any Collateral Provider Guaranty, any Subsidiary Guaranty and any Account Control Agreement (including by facsimile or other electronic means) in a sufficient number of signed counterparts as requested by the Letter of Credit Issuer.

(b)        A certificate of the Secretary, Assistant Secretary, or any other officer, director, or manager of each Credit Party and Collateral Provider certifying (i) the resolutions of the board of directors or managers of such Credit Party or Collateral Provider authorizing the execution of each Credit Document to which such Credit Party or Collateral Provider is a party, (ii) the charter and bylaws or other applicable organizational documents of such Credit Party or Collateral Provider, (iii) certificates of existence, good standing and qualification, or an equivalent thereto, from appropriate government officials with respect to such Credit Party or Collateral Provider, provided that such government officials of the applicable jurisdiction issue such certificates or an equivalent thereto, (iv) all other documents evidencing any necessary company action and governmental, shareholder and third-party consents, approvals and filings, if any, with respect to each such Credit Document and the transactions thereunder, and (v) the names and true signatures of the officers (or agents) of such Credit Party or Collateral Provider authorized to sign each Credit Document to be executed by it.

(c)        A certificate of a Responsible Officer of Cameron certifying (i) that the representations and warranties contained in each Credit Document are true and correct in all material respects as of the Effective Date (other than those representations and warranties that are subject to a materiality qualifier, which shall be true and correct in all respects), (ii) as to the satisfaction of all conditions set forth in this Section 3.01, (iii) no Event of Default or Default exists on the Effective Date or would result therefrom, (iv) the absence of any Material Adverse Effect since the date of Cameron’s last audited financial statements, and (v) the annual Consolidated audited financial statements of Cameron and its Subsidiaries for the fiscal year ended December 31, 2010 and the quarterly Consolidated unaudited Consolidated financial statements of Cameron and its Subsidiaries for the fiscal quarters ended March 31, 2011, June 30, 2011, and September 30, 2011, in each case delivered to the Letter of Credit Issuer prior to the Effective Date, are true and correct copies of such financial statements, fairly present the Consolidated financial condition of Cameron as of such dates, and were, to the best of such officer’s knowledge, prepared in conformity with GAAP.

(d)       Certificates of existence, good standing and qualification from appropriate state officials with respect to each Credit Party and Collateral Provider and foreign equivalents for each Non-U.S. Credit Party and each Collateral Provider that is not incorporated under the laws of the United States of America or a state thereof (each, a “Non-U.S. Collateral Provider”).

(e)        A legal opinion of Porter Hedges LLP, counsel to the Credit Parties, including without limitation certain specific no-conflicts opinions to the JPMorgan Credit Agreement and Cameron’s other debt documents, in form and substance reasonably satisfactory to the Letter of Credit Issuer.

(f)        A legal opinion of William C. Lemmer, Esq., in-house counsel to the Credit Parties, in form and substance reasonably satisfactory to the Letter of Credit Issuer.

(g)        A legal opinion of external New York counsel to the Credit Parties in form and substance reasonably acceptable to the Letter of Credit Issuer.

(h)       Evidence of appointment by each Non-U.S. Credit Party of CT Corporation System as its domestic process agent in accordance with Section 8.17.

(i)        The audited Consolidated financial statements of Cameron and its Subsidiaries dated as of December 31, 2010 and unaudited Consolidated financial statements of Cameron and its Subsidiaries dated as of March 31, 2011, June 30, 2011, and September 30, 2011.

(j)         All documents required for the establishment of the Reimbursement Account, executed by the Applicants.

(k)        There shall exist no pending or threatened litigation, request, directive, injunction, stay, order, or proceeding since December 31, 2010 that could reasonably be expected to have a Material Adverse Effect.

(l)         All documentation and other information that the Credit Parties are required by bank regulatory authorities to deliver to the Letter of Credit Issuer under applicable “know your customer” and anti-money laundering rules and regulations, including Title III of  the Patriot Act, that has been identified by the Letter of Credit Issuer and notified to the Credit Parties.

(m)       Evidence of payment by the Credit Parties of all accrued fees, expenses and disbursements required to be paid by the Credit Parties on the date hereof, including the fees and expenses of counsel to the Letter of Credit Issuer.

(n)       Completion of Cameron’s installation of the Bolero System and therespective trade modules or completion of Cameron’s installation of CitiDirect.

(o)       Such other documents, governmental certificates, conditions, agreements and lien searches as the Letter of Credit Issuer may reasonably request.

Section 3.02. Additional Conditions Precedent to Each Letter of Credit. The obligation of the Letter of Credit Issuer to issue or Modify each Letter of Credit shall be subject to the additional conditions precedent that, on the date of issuance (or Modification) of such Letter of Credit (the “Issuance Date”), the following statements shall be true (and each of the giving of the applicable Notice of Letter of Credit and the acceptance by the applicable Applicant of the issuance (or Modification) of such Letter of Credit shall constitute a representation and warranty by the Applicant that on the Issuance Date, such statements are true):

(a)        The representations and warranties contained in Section 4.01 and the other Credit Documents are true and correct in all material respects as of the Issuance Date (other than those representations and warranties that (A) are subject to a materiality qualifier, which shall be true and correct in all respects, (B) expressly relate solely to a specific earlier date and that remain true and correct in all material respects as of such earlier date), after giving effect to the issuance (or Modification) of such Letter of Credit, as though made on and as of such date.

(b)       No Event of Default or Default has occurred and is continuing, or would result from the issuance (or Modification) of such Letter of Credit.

(c)        No Default (as defined in the JPMorgan Credit Agreement) has occurred and is continuing under the JPMorgan Credit Agreement or would result from the issuance (or Modification) of such Letter of Credit or any deposit of Collateral made in connection therewith, and such Letter of Credit and any such deposit of Collateral, would not be prohibited by the JPMorgan Credit Agreement.

(d)        The relevant Applicant shall have delivered to the Letter of Credit Issuer a Notice of Letter of Credit with respect to such Letter of Credit.

(e)       If such Letter of Credit is to be a Financial Letter of Credit, as determined by the Letter of Credit Issuer in accordance with Section 2.01, Cameron shall have delivered to the Letter of Credit Issuer a certificate of a Responsible Officer of Cameron demonstrating that the Financial Letter of Credit Percentage would not be greater than 10% after giving effect to the issuance (or Modification) of such Financial Letter of Credit, unless otherwise approved by the Letter of Credit Issuer in its sole discretion.

(f)        If such Letter of Credit is to be a Secured Letter of Credit, as indicated by the Applicant in the relevant Notice of Letter of Credit, (A) there shall be Complete Collateral Compliance after giving effect to the issuance of such Letter of Credit and any deposit of Collateral made pursuant to Section 2.13(b) in connection with such Letter of Credit and (B) there shall be a Collateral Account established and maintained in accordance with this Agreement.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

Section 4.01. Representations and Warranties. Each of the Credit Parties represents and warrants to the Letter of Credit Issuer as follows:

(a)             Existence and Standing. Each of the Credit Parties is a corporation, partnership or limited liability company (or comparable foreign entity) duly and properly incorporated or organized, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing (or foreign equivalent) under the laws of its jurisdiction of incorporation or organization and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted. Each of the Credit Parties and each of the Restricted Subsidiaries is duly qualified and in good standing (to the extent applicable) as a foreign corporation or other business entity and is duly authorized to conduct its business in each jurisdiction in which its business is conducted or proposed to be conducted except where the failure to qualify may not reasonably be expected to have a Material Adverse Effect.

(b)             Authorization and Validity. Each of the Credit Parties has the power and authority and legal right to execute and deliver the Credit Documents to which it is a party and to perform its obligations thereunder. The execution and delivery by each Credit Party of the Credit Documents to which it is a party and the performance of its obligations thereunder have been duly authorized by proper corporate or similar proceedings, and the Credit Documents to which each of the Credit Parties is a party constitute legal, valid and binding obligations of such Credit Party enforceable against each such Credit Party in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

(c)             No Conflict; Government Consent. Neither the execution and delivery by each of the Credit Parties of the Credit Documents to which it is a party, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on any Credit Party or any of their respective Restricted Subsidiaries or (ii) any Credit Party’s or any of their Restricted Subsidiaries’ articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by laws, or operating or other management agreement, as the case may be, or (iii) the provisions of any material indenture, instrument or agreement to which any of the Credit Parties or any of their respective Restricted Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of any Credit Party or a Restricted Subsidiary pursuant to the terms of any such indenture, instrument or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Credit Parties or any of their Restricted Subsidiaries, is required to be obtained by any Credit Party or any of their Restricted Subsidiaries in connection with the execution and delivery of the Credit Documents, the borrowings under this Agreement, the payment and performance by the Credit Parties of the Obligations or the legality, validity, binding effect or enforceability of any of the Credit Documents.

(d)              Financial Statements. The audited Consolidated financial statements for the fiscal year ended December 31, 2012 of Cameron and its Subsidiaries and the quarterly Consolidated unaudited financial statements for the fiscal quarter ended March 31, 2013 of Cameron and its Subsidiaries, in each case heretofore delivered to the Letter of Credit Issuer, were prepared in accordance with GAAP in effect on the date such statements were prepared and fairly present in accordance with GAAP the Consolidated financial condition and operations of Cameron and its Subsidiaries at such date and the Consolidated results of their operations for the period then ended.

(e)                 No Material Adverse Effect. No event or condition has occurred or arisen since December 31, 2010 which could reasonably be expected to have a Material Adverse Effect.

(f)                  Taxes. Cameron and its Restricted Subsidiaries have filed all United States federal tax returns and all other material tax returns which are required to be filed, whether in the United States or in any foreign jurisdiction, and have paid or provided for the payment of all taxes due pursuant to said returns or pursuant to any assessment received by Cameron or any of its Restricted Subsidiaries, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with GAAP and as to which no Lien exists. The United States income tax returns of Cameron and its Restricted Subsidiaries have been audited by the Internal Revenue Service (or the applicable statute of limitations has expired) through the years ending December 31, 2006. No tax liens have been filed and no claims are being asserted with respect to any such taxes. The charges, accruals and reserves on the books of Cameron and its Restricted Subsidiaries in respect of any taxes or other governmental charges are adequate.

(g)                 Litigation and Contingent Obligations. There is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers, threatened against or affecting Cameron or any of its Restricted Subsidiaries which could reasonably be expected to have a Material Adverse Effect or which seeks to prevent, enjoin or delay the issuing of any Letter of Credit hereunder. Other than any liability incident to any litigation, arbitration or proceeding which could not reasonably be expected to have a Material Adverse Effect, Cameron has no material contingent obligations not provided for or disclosed in the financial statements referred to in Section 4.01(d).

(h)                Subsidiaries.Schedule 4.01(h)(i) contains an accurate list of all Subsidiaries of Cameron as of the Second Amendment Effective Date, setting forth their respective jurisdictions of organization and the percentage of their respective capital stock or other ownership interests owned by Cameron or other Subsidiaries. Schedule 4.01(h)(ii)  contains an accurate list of all Restricted Subsidiaries of Cameron that are Subsidiary Applicants. Each Restricted Subsidiary is a Wholly-Owned Subsidiary, all of the issued and outstanding shares of capital stock of which is owned by Cameron or one of its Wholly-Owned Subsidiaries. All of the issued and outstanding shares of capital stock of each Restricted Subsidiary or other ownership interests of such Restricted Subsidiaries have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non assessable, and are free and clear of all Liens. No authorized but unissued or treasury shares of capital stock of any Restricted Subsidiary are subject to any option, warrant, right to call, or commitment of any kind or character. Except as set out on Schedule 4.01(h)(i), no Restricted Subsidiary has any outstanding stock or securities convertible into or exchangeable for any shares of its capital stock, or any right issued to any Person (either preemptive or other) to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments, or claims of any character relating to any of its capital stock or any stock or securities convertible into or exchangeable for any of its capital stock other than as expressly set out in the certificate or articles of incorporation or other charter document of Cameron or such Restricted Subsidiary.

(i)                  ERISA. The Unfunded Liabilities of all Single Employer Plans do not in the aggregate exceed $50,000,000. Neither Cameron nor any other member of the Controlled Group has incurred, or is reasonably expected by Cameron to incur, any withdrawal liability to Multiemployer Plans. Each Plan complies in all material respects with all applicable requirements of law and regulations, no material Reportable Event has occurred with respect to any Plan, neither Cameron nor any other member of the Controlled Group has withdrawn from any Multiemployer Plan or initiated steps to do so, and no steps have been taken to reorganize or terminate any Single Employer Plan.

(j)                  Accuracy of Information. No information, exhibit or report furnished by Cameron or any of its Restricted Subsidiaries to the Letter of Credit Issuer in connection with the negotiation of, or compliance with, the Credit Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

(k)                 Regulation U. Margin stock (as defined in Regulation U) constitutes less than 25% of the value of those assets of Cameron and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder.

(l)                  [Reserved].

(m)                Compliance With Laws. Cameron and its Restricted Subsidiaries have complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property except for any failure to comply with any of the foregoing which could not reasonably be expected to have a Material Adverse Effect.

(n)             Ownership of Properties. Cameron and its Restricted Subsidiaries have good title, free of all Liens other than those permitted by Section 5.17, to all of the respective material Property and assets owned by Cameron and its Restricted Subsidiaries.

(o)             Plan Assets; Prohibited Transactions. None of the Credit Parties is an entity deemed to hold “plan assets” within the meaning of 29 C.F.R. § 2510.3-101 of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code), and neither the execution of this Agreement nor the issuing of any Letter of Credit hereunder gives rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code.

(p)             Environmental Matters. In the ordinary course of its business, the officers of Cameron consider the effect of Environmental Laws on the business of Cameron and its Restricted Subsidiaries, in the course of which they identify and evaluate potential risks and liabilities accruing to Cameron and its Restricted Subsidiaries due to Environmental Laws. On the basis of this consideration, Cameron has concluded that Environmental Laws cannot reasonably be expected to have a Material Adverse Effect. None of Cameron or any of its Restricted Subsidiaries has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non compliance or remedial action is reasonably expected by Cameron to have a Material Adverse Effect.

(q)             Investment Company Act. None of Cameron or any of its Restricted Subsidiaries is an “investment company” or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended.

(r)             [Reserved].

(s)             Foreign Assets Control Regulations, etc.. (i) No Letter of Credit will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

(ii)          Neither Cameron nor any of its Subsidiaries (A) is, or will become, a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (B) engages or will engage in any dealings or transactions, or is or will be otherwise associated, with any such Person. Cameron and its Subsidiaries are in compliance, in all material respects, with the USA Patriot Act.

(iii)          No Letter of Credit will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such act applies to Cameron and its Subsidiaries.

(t)             Obligations Pari Passu. The obligations of each Credit Party arising under this Agreement and the Credit Documents rank pari passu and equal in right of payment with all of the other Indebtedness of such Credit Parties, which is not by its terms secured by any assets of such Credit Party, Collateral Provider or their Restricted Subsidiaries, and which is not subordinate in right of payment to any other Indebtedness of such Credit Party or their Restricted Subsidiaries.

(u)             Not a Representative. Each Applicant is acting for itself and for no other Person or entity in requesting the issuance of each Letter of Credit, except to the extent that Cameron is acting as a co-applicant with a Subsidiary Applicant.

(v)           Collateral Accounts.Schedule 4.01(v) sets forth each Collateral Account.

ARTICLE V
 COVENANTS

During the term of this Agreement, unless the Letter of Credit Issuer shall otherwise consent in writing:

Section 5.01. Reporting. Cameron will maintain, for itself and each Subsidiary, a system of accounting established and administered in accordance with GAAP, and furnish to the Letter of Credit Issuer, except to the extent already furnished to Citibank, N.A., as a Lender under the JPMorgan Credit Agreement:

(a)           (i)     On or before the earlier of (A) 90 days after the close of each of its fiscal years and (B) the date on which filing such report with the SEC is required (taking into account any extensions granted by the SEC), an unqualified audit report certified by Ernst & Young, L.L.P., or any other independent certified public accountants reasonably acceptable to the Letter of Credit Issuer, prepared in accordance with GAAP on a consolidated basis for itself and its Subsidiaries, including a balance sheet as of the end of such period, related profit and loss and statement of change of shareholders’ equity, and a statement of cash flows; provided that, if any financial statement referred to in this Section 5.01(a) is readily available on-line through EDGAR as of the date on which such financial statement is required to be delivered hereunder and Cameron shall have notified the Letter of Credit Issuer in its Compliance Certificate that such financial statement is so available, Cameron shall not be obligated to furnish copies of such financial statements. The 90-day period referenced above shall be extended for up to 15 days for any fiscal year as to which Cameron has received an extension from the SEC for the filing of its annual report on SEC Form 10K.

(ii)    On or before 90 days after the close of each of its fiscal years (or, if earlier, the date on which the annual audit is delivered pursuant to clause (i) above), a combined consolidated balance sheet of the Unrestricted Subsidiaries as at the end of such period, related profit and loss and statement of change of shareholders’ equity, and a statement of cash flows, all for the Unrestricted Subsidiaries on a combined consolidated basis and certified by a Responsible Officer of Cameron. The 90-day period referenced above shall be extended for up to 15 days for any fiscal year as to which Cameron has received an extension from the SEC for the filing of its annual report on SEC Form 10K.

(iii)   On or before 270 days after the close of each of its fiscal years, an audit report certified by Ernst & Young, L.L.P., or any other independent certified public accountants reasonably acceptable to the Lenders, of the combined consolidated balance sheet of the Unrestricted Subsidiaries as at the end of such period, related profit and loss and statement of change of shareholders’ equity, and a statement of cash flows, all for the Unrestricted Subsidiaries on a combined consolidated basis. The 270-day period referenced above shall be extended for up to 15 days for any fiscal year as to which Cameron has received an extension from the SEC for the filing of its annual report on SEC Form 10K.

(b)       (i)     On or before the earlier of (A) 45 days after the close of the first three quarterly periods of each of its fiscal years and (B) the date on which filing such report with the SEC is required (taking into account any extensions granted by the SEC), for itself and its Subsidiaries, a consolidated unaudited balance sheet as at the close of each such period and consolidated profit and loss and statement of change of shareholders’ equity and a statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by a Responsible Officer of Cameron; provided that, if any financial statement referred to in this Section 5.01(b) is readily available on-line through EDGAR as of the date on which such financial statement is required to be delivered hereunder and Cameron shall have notified the Letter of Credit Issuer in its Compliance Certificate that such financial statement is so available, Cameron shall not be obligated to furnish copies of such financial statements. The 45-day period referenced above shall be extended for up to 15 days for any fiscal quarter as to which Cameron has received an extension from the SEC for the filing of its quarterly report on SEC Form 10Q.

(ii)     On or before 45 days after the close of the first three quarterly periods of each of its fiscal years (or, if earlier, the date on which the financial statements are delivered pursuant to clause (i) above), a combined consolidated unaudited balance sheet of the Unrestricted Subsidiaries as at the close of each such period and combined consolidated profit and loss and statement of change of shareholders’ equity and a statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter, all for the Unrestricted Subsidiaries on a combined consolidated basis and certified by a Responsible Officer of Cameron. The 45-day period referenced above shall be extended for up to 15 days for any fiscal quarter as to which Cameron has received an extension from the SEC for the filing of its quarterly report on SEC Form 10Q.

(c)        Onor before 45 days after the end of each of its fiscal quarters, and at any other time reasonably requested by the Letter of Credit Issuer, a certificate (each, a “Collateral Certificate”) in substantially the form of Exhibit H computed as of the last Business Day of the immediately preceding quarter signed by a Responsible Officer of Cameron, certifying as to (1) the amount and Approved Currency of each type of Permitted Collateral contained in each Collateral Account, (2) a calculation of the total Collateral Value, (3) the letter of credit number, beneficiary, Face Amount, Approved Currency, and Stated Expiry Date of each Secured Letter of Credit, (4) the letter of credit number, beneficiary, Face Amount, Approved Currency, and Stated Expiry Date of each outstanding Letter of Credit that is required to be secured by Collateral in accordance with Section 2.13(c), Section 2.13(d), or Section 2.13(e), (5) a calculation of the Required Collateral Amount and (6) any other information needed to demonstrate that no Additional Collateral Event has occurred and is continuing.

(d)       Together with the financial statements required under Sections 5.01(a) and (b), (i) a Compliance Certificate signed by a Responsible Officer of Cameron showing the calculations necessary to determine compliance with this Agreement (unless such calculations have been delivered to Citibank, N.A. as a Lender under the JPMorgan Credit Agreement) and stating that no Event of Default or Default exists, or if any Event of Default or Default exists, stating the nature and status thereof and (ii) management calculations reflecting the effect on the financial statements furnished under Section 5.01(a)(i) or Section 5.01(b)(i), as applicable, of excluding Unrestricted Subsidiaries, in detail reasonably acceptable to the Letter of Credit Issuer.

(e)       As soon as possible and in any event (i) within 30 days after Cameron knows that any Termination Event described in clause (a) of the definition of Termination Event with respect to any Plan has occurred, and (ii) within 10 Business Days after Cameron knows that any other Termination Event with respect to any Plan has occurred, a statement, signed by a Responsible Officer of Cameron, describing such Termination Event and the action which Cameron proposes to take with respect thereto.

(f)        As soon as possible and in any event within 30 days after receipt by Cameron, a copy of (i) any notice or claim to the effect that Cameron or any of its Restricted Subsidiaries is or may be liable to any Person as a result of the release by Cameron, any of its Restricted Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and (ii) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by Cameron or any of its Restricted Subsidiaries, which, in either case, could reasonably be expected to exceed $5,000,000.

(g)       Promptly upon the furnishing thereof to the shareholders of Cameron, copies of all financial statements, reports and proxy statements so furnished.

(h)       Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which Cameron or any of its Restricted Subsidiaries files with the SEC, provided that, if such registration statements and reports are readily available on-line through EDGAR and Cameron shall have notified the Letter of Credit Issuer in writing that such registration statements or reports are so available, Cameron shall not be obligated to furnish copies of such documents.

(i)        Promptly upon any Credit Party becoming aware (other than by a notice from the Letter of Credit Issuer) that an Additional Collateral Event has occurred, such Credit Party shall notify the Letter of Credit Issuer in writing of the Collateral shortfall associated with such Additional Collateral Event and shall provide a Collateral Certificate demonstrating such shortfall.

(j)         Such other information (including non financial information) as the Letter of Credit Issuer may from time to time reasonably request, including, without limitation, information requested in order for the Letter of Credit Issuer to comply with the USA Patriot Act.

Section 5.02. Use of Proceeds. Cameron will, and will cause each Restricted Subsidiary to, use the Letters of Credit for general corporate purposes related to the business of Cameron, including (in the case of certain international jurisdictions to be approved by the Letter of Credit Issuer) to back-stop Bank Guaranties with Protective Letters of Credit. No Applicant will, nor will it permit any Restricted Subsidiary to, use any of the proceeds of the Letters of Credit to purchase or carry any “margin stock” (as defined in Regulation U). Notwithstanding anything in this Section 5.02 to the contrary, the terms of this Section 5.02 shall not restrict Cameron and its Restricted Subsidiaries from continuing to use the pool of funds treasury management approach that they have used on a consistent basis during the 12 months immediately prior to the Effective Date. No proceeds of any Letter of Credit may be used for the benefit of any Unrestricted Subsidiary.

Section 5.03. Notice of Default. Cameron will, and will cause each Restricted Subsidiary to, give prompt notice in writing to the Letter of Credit Issuer of the occurrence of any Event of Default or Default and of any other development, financial or otherwise, which could reasonably be expected to have a Material Adverse Effect.

Section 5.04. Conduct of Business. Cameron will, and will cause each Restricted Subsidiary to, continue to operate its core business in the oil field service industry and in other reasonably related industries and carry on and conduct its business in substantially the same manner as it is presently conducted and do all things necessary to maintain in full force and effect its legal existence and the requisite rights, franchises and authority material to the conduct of the business of Cameron and its Restricted Subsidiaries taken as a whole; provided that Restricted Subsidiaries may enter into mergers permitted by Section 5.14 and may (other than in the case of Credit Parties or Collateral Providers) be liquidated if such liquidation may not reasonably be expected to have a Material Adverse Effect.

Section 5.05. Taxes. Cameron will, and will cause each Restricted Subsidiary to, timely file complete and correct United States federal and applicable foreign, state and local tax returns required by law and pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except those (a) which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside in accordance with GAAP, and (b) where the failure to do so could not (in the aggregate for all such failures) reasonably be expected to have a Material Adverse Effect.

Section 5.06. Insurance. Cameron will, and will cause each Restricted Subsidiary to, maintain with financially sound and reputable insurance companies insurance on all their Property in such amounts and covering such risks as is consistent with sound business practice, and Cameron will furnish to the Letter of Credit Issuer upon request a summary of the insurance carried.

Section 5.07. Compliance with Laws. Cameron will, and will cause each Restricted Subsidiary to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject including, without limitation, all Environmental Laws, the failure to comply with which could reasonably be expected to have a Material Adverse Effect or for which the compliance is being contested in good faith by appropriate proceedings. Cameron will, and will cause each Restricted Subsidiary to, comply with any letter of credit customs or practice now or later applicable to it in connection with any Letter of Credit.

Section 5.08. Maintenance of Properties. Cameron will, and will cause each Restricted Subsidiary to, do all things necessary to maintain, preserve, protect and keep its Property in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

Section 5.09. Inspection. Cameron will, and will cause each Restricted Subsidiary to, permit the Letter of Credit Issuer, by its representatives and agents, to inspect any of the Property, books and financial records of Cameron and each Restricted Subsidiary, to examine and make copies of the books of accounts and other financial records of Cameron and each Restricted Subsidiary, and to discuss the affairs, finances and accounts of Cameron and each Restricted Subsidiary with, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Letter of Credit Issuer may designate The Letter of Credit Issuer shall give Cameron three (3) Business Days’ notice of each such inspection, shall schedule such inspections during normal business hours, shall conduct the inspection in a manner that does not unreasonably and materially interfere with the business operations of Cameron and its Restricted Subsidiaries, and if no Event of Default has occurred and is continuing, shall conduct no more than one inspection during each calendar year. When no Event of Default has occurred and is continuing, any such inspection or examination shall be at the Letter of Credit Issuer’s cost and expense. When an Event of Default has occurred and is continuing, any such inspection or examination shall be at Cameron’s cost and expense.

Section 5.10. JPMorgan Credit Agreement . Cameron will promptly provide the Letter of Credit Issuer with a copy of all amendments, waivers and notices delivered by or to Cameron or its Material Subsidiaries under the JPMorgan Credit Agreement, or any refinancing or replacement thereof, if, at the time such amendment, waiver or notice is adopted or given, the Letter of Credit Issuer is no longer a lender under the JPMorgan Credit Agreement or such refinancing or replacement thereof.

Section 5.11. Further Assurances. Each Credit Party shall cure promptly any defects in the execution, delivery, and recordations of the Credit Documents. Each Credit Party hereby authorizes the Letter of Credit Issuer to file any financing statements or other similar documents without the signature of the Credit Party to the extent permitted by applicable law in order to perfect or maintain the perfection of any security interest granted under any of the Credit Documents. Cameron at its expense will, and will cause each other Credit Party, to promptly execute and deliver to the Letter of Credit Issuer upon request all such other documents, agreements and instruments to comply with or accomplish the covenants and agreements of the Credit Party, as the case may be, in the Security Instruments, the Guaranties, and this Agreement, or to further evidence and more fully describe the collateral intended as security for the Letters of Credit, or to correct any omissions in the Security Instruments, or to state more fully the security obligations set out herein or in any of the Security Instruments, or to perfect, protect or preserve any Liens created pursuant to any of the Security Instruments, or to make any recordings or to file any notices or obtain any consents, all as may be necessary or appropriate in connection therewith or to enable the Letter of Credit Issuer to exercise and enforce its rights and remedies with respect to any Collateral or proceeds thereof.

Section 5.12. [Reserved].

Section 5.13. Indebtedness. Cameron will not permit any Restricted Subsidiary to create, incur or suffer to exist any Indebtedness, except,

(a)    the Obligations;

(b)    Indebtedness of any Restricted Subsidiary to Cameron or any other Restricted Subsidiary;

(c)    Indebtedness of any Person that becomes a Restricted Subsidiary after the date hereof; provided that such Indebtedness existed at the time such Person becomes a Restricted Subsidiary and was not incurred in contemplation of or in connection with such Person becoming a Restricted Subsidiary;

(d)    any refunding or refinancing of any Indebtedness referred to in clause (c) above; provided that the amount of such Indebtedness is not increased and the maturity thereof is not extended;

(e)    Indebtedness of any Restricted Subsidiary that has guaranteed the Obligations pursuant to a Subsidiary Guaranty that is an unlimited guaranty of payment and in substantially the form attached as Exhibit F; and

(f)    other Indebtedness in an aggregate principal amount outstanding at any time not exceeding 20% of Consolidated Net Worth at such time.

For purposes of this Section 5.13, Indebtedness of Restricted Subsidiaries shall include Recourse Debt of any Unrestricted Subsidiary to the extent such Indebtedness is recourse to a Restricted Subsidiary.

Section 5.14. Merger. Cameron will not, nor will it permit any Restricted Subsidiary to, merge or consolidate with or into any other Person, except that (a) a Restricted Subsidiary may merge into Cameron or any Restricted Subsidiary of Cameron and (b) Cameron or any Restricted Subsidiary may merge or consolidate with any other Person, so long as immediately thereafter (and after giving effect thereto), (i) no Event of Default or Default exists, (ii) in the case of a merger or a consolidation involving Cameron, Cameron is the continuing or surviving corporation, and (iii) in the case of a merger or a consolidation involving a Credit Party or Collateral Provider other than Cameron, if such Credit Party or Collateral Provider other than Cameron is not the continuing or surviving entity, then the continuing or surviving entity has agreed in writing to assume the obligations of such Credit Party or Collateral Provider under the Credit Documents.

Section 5.15. Sale of Assets. Neither Cameron nor any Restricted Subsidiary shall, directly or indirectly, in one transaction or a series of transactions, sell, transfer, or otherwise dispose of all or substantially all of the assets of Cameron and its Restricted Subsidiaries, taken as a whole.

Section 5.16. [Reserved].

Section 5.17. Liens. Cameron will not, nor will it permit any Restricted Subsidiary to, create, incur, or suffer to exist any Lien in, of or on the Property of Cameron or any of its Restricted Subsidiaries, except:

(a)    Liens securing the Obligations;

(b)   Liens for taxes, assessments or governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

(c)     Liens imposed by law, such as carriers’, warehousemen’s and mechanics’ liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books;

(d)    Liens arising out of pledges or deposits under worker’s compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

(e)    Utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the value of the same or interfere with the use thereof in the business of any Credit Party or its Restricted Subsidiaries;

(f)     Liens existing on the date hereof and described in Schedule 5.17;

(g)    Liens in the form of cash collateral in an aggregate outstanding amount up to $350,000,000, minus the Dollar Equivalent of the Collateral Value, securing the obligations of any Person in respect of commercial letters of credit, standby letters of credit, and bank guaranties, in each case, which support performance obligations;

(h)    Liens in the form of deposits to secure the performance of bids, trade contracts, leases, surety and appeal bonds, and other obligations of a like nature;

(i)     Judgment Liens in respect of judgments that do not constitute a Default under Section 7.01(j);

(j)     Banker’s Liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with depository institutions;

(k)     Liens existing on any Property prior to the acquisition thereof by Cameron or any Restricted Subsidiary or existing on any Property of any Person that becomes a Restricted Subsidiary after the date hereof prior to the time such Person becomes a Restricted Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Restricted Subsidiary, as the case may be, and (ii) such Lien shall not apply to any other Property of Cameron or any other Restricted Subsidiary;

(l)     Liens on the equity interests of Unrestricted Subsidiaries securing obligations of any Unrestricted Subsidiaries; and

(m)   Liens other than those permitted by subsections (a) through (l) above securing Indebtedness or other obligations not at any time exceeding in the aggregate 10% of Consolidated Net Worth.

Section 5.18. Affiliates. Cameron will not, and will not permit any Restricted Subsidiary to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate except (a) pursuant to the reasonable requirements of Cameron’s or such Restricted Subsidiary’s business and upon fair and reasonable terms no less favorable to Cameron or such Restricted Subsidiary than Cameron or such Restricted Subsidiary would obtain in a comparable arms length transaction, (b) transactions between and among Cameron and its Restricted Subsidiaries and (c) transactions entered into with Unrestricted Subsidiaries on terms and conditions, taken as a whole, that are fair and reasonable to Cameron and the Restricted Subsidiaries, taking into account the totality of the relationship between Cameron and the Restricted Subsidiaries, on the one hand, and the Unrestricted Subsidiaries, on the other (it being understood that the provision of services at cost shall be considered fair and reasonable).

Section 5.19. Environmental Matters. Cameron will, and will cause each Restricted Subsidiary to, (a) conduct its business so as to comply with all applicable material Environmental Laws and shall promptly take corrective action to remedy any non-compliance with any applicable material Environmental Law, except where failure to comply or take action could not reasonably be expected to have a Material Adverse Effect and (b) establish and maintain a management system designed to ensure compliance with applicable material Environmental Laws and minimize financial and other risks to Cameron and each Restricted Subsidiary arising under applicable material Environmental Laws or as the result of environmentally related injuries to Persons or Property.

Section 5.20. Restrictions on Restricted Subsidiary Payments. Cameron shall not, nor shall it permit any Restricted Subsidiary to, enter into any indenture, agreement, instrument or other arrangement which, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon the ability of any Material Subsidiary to (a) pay dividends or make other distributions on its capital stock, (b) make loans or advances to Cameron, or (c) repay loans or advances from Cameron; provided that the foregoing limitations shall not apply to prohibitions or restrictions (i) that were existing at the time such Restricted Subsidiary was acquired by Cameron or any Restricted Subsidiary, were not created in contemplation of such acquisition, and are applicable only to such acquired Person and the Property and/or equity interests of such Person or (ii) contained in any agreement relating to the disposition of a Restricted Subsidiary, restricting such payments and advances by such Restricted Subsidiary pending its disposition.

Section 5.21. ERISA Compliance. With respect to any Plan, neither Cameron nor any Subsidiary shall (a) fail to satisfy the minimum funding standard (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Plan, whether or not waived; (b) permit the occurrence of any Termination Event which could result in a liability of any Credit Party or any other member of the Controlled Group in excess of $25,000,000; (c) become an “employer” (as such term is defined in Section 3(5) of ERISA) required to contribute to any Multiemployer Plan or a “substantial employer” (as such term in defined in Section 4001(a)(2) of ERISA) required to contribute to any Multiemployer Plan under circumstances such that withdrawal from such Multiemployer Plan could reasonably be expected to have a Material Adverse Effect or a material adverse effect on Cameron or its ability to perform its obligations under this Agreement or any other material Credit Document; or (d) permit the establishment or amendment of any Plan or fail to comply with the applicable provisions of ERISA and the Code with respect to any Plan, in each case, which could result in liability of any Credit Party or any other member of a Controlled Group which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 5.22. Total Debt to Total Capitalization Ratio. Cameron, on a consolidated basis with the Restricted Subsidiaries, shall not permit the ratio of Total Debt to Total Capitalization to be greater than 60% at any time.

Section 5.23. Removal of Collateral. No Credit Party shall withdraw or remove any Collateral from any Collateral Account except pursuant to Section 2.13(h).

ARTICLE VI
COLLATERAL ACCOUNTS

Section 6.01. Generally. All assets from time to time held in each Collateral Account shall be subject to the Lien of the Letter of Credit Issuer and shall constitute collateral for the payment of the Obligations. The deposit of amounts into a Collateral Account shall not in and of itself constitute payment of the Obligations.

Section 6.02. Control over Accounts. The Letter of Credit Issuer shall have control over each Collateral Account at all times pursuant to an Account Control Agreement. The Letter of Credit Issuer may only exercise its right to withdraw assets from a Collateral Account in accordance with Section 7.02.

Section 6.03. Changes to Collateral Accounts. Cameron may amend Schedule 4.01(v) to designate additional deposit and securities accounts as Collateral Accounts at any time; provided that:

(a)         the Letter of Credit Issuer has approved in writing the institution at which any such Collateral Account is held (such approval not to be unreasonably withheld or delayed);

(b)       each Collateral Account must be held in the name of (i) a Collateral Provider that is a party to the Security Agreement (and any other agreement, instrument or document necessary or desirable to create or perfect an Acceptable Security Interest in such Collateral Account) or (ii) the Letter of Credit Issuer;

(c)        Cameron has provided or caused to be provided to the Letter of Credit Issuer such additional documentation as the Letter of Credit Issuer reasonably requests in connection therewith, including but not limited to an Account Control Agreement, other Security Instruments, a Collateral Provider Guaranty, legal opinions, financing statements, a Collateral Certificate dated as of the date such Collateral Account is designated, and a revised Schedule 4.01(v).

Upon the completion of the foregoing, Schedule 4.01(v) shall be deemed amended and restated by such revised Schedule 4.01(v).

Section 6.04. Fees and Expenses Related to Collateral Accounts. Cameron agrees to (a) pay to each Account Institution all fees, costs, and expenses as may be separately agreed to by Cameron and the relevant Account Institution, as applicable, and (b) reimburse the Letter of Credit Issuer for any such fees, costs, or expenses that the Letter of Credit Issuer has paid on behalf of any Credit Party or Collateral Provider.

ARTICLE VII
EVENTS OF DEFAULT

Section 7.01. Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default:

(a)           Any representation or warranty made or deemed made by or on behalf of Cameron or any Material Subsidiary to the Letter of Credit Issuer under or in connection with this Agreement, any issuance of a Letter of Credit, or any certificate or information delivered in connection with this Agreement or any other Credit Document shall be materially false on the date such representation or warranty is made or deemed made.

(b)           Nonpayment of

(i)            principal of any Reimbursement Obligation or Demand Loan when due and payable in accordance with Section 2.03,

(ii)            any amount required to be delivered as Collateral when due and payable in accordance with Section 2.13 or Section 7.02 or

(iii)            interest upon any Demand Loan or Reimbursement Obligation or any Commitment Fee, Issuance Fee or any other obligations under Section 2.03 or any of the Credit Documents within five days after the same becomes due.

(c)           The breach by any of the Credit Parties of any of the terms or provisions of Sections 5.02, 5.03 (to the extent relating to the notice of a Default or an Event of Default), and 5.10 through 5.23, inclusive.

(d)           The breach by any of the Credit Parties or Collateral Providers (other than a breach which constitutes an Event of Default under another Section of this Article VI) of any of the terms or provisions of this Agreement or any other Credit Document which is not remedied within 30 days after written notice from the Letter of Credit Issuer.

(e)            Failure of Cameron or any Material Subsidiary to pay when due any Indebtedness aggregating in excess of $75,000,000 (“Material Indebtedness”); or the default by Cameron or any Material Subsidiary in the performance (beyond the applicable grace period with respect thereto, if any) of any term, provision or condition contained in any agreement under which any such Material Indebtedness was created or is governed, or any other event shall occur or condition exist, the effect of which default or event or condition is to cause, or to permit the holder or holders of such Material Indebtedness to cause, such Material Indebtedness to become due prior to its stated maturity; or any Material Indebtedness of Cameron or any Material Subsidiary shall be declared to be due and payable or required to be prepaid or repurchased (other than by a regularly scheduled payment) prior to the stated maturity thereof; or Cameron or any Material Subsidiary shall not pay, or admit in writing its inability to pay, its debts generally as they become due; or the occurrence of any “Default” under and as defined in the JPMorgan Credit Agreement; provided that this Section 7.01(e) shall not apply to (a) a voluntary sale or disposition of any Property or asset that secures Material Indebtedness if such Material Indebtedness (or any portion thereof that becomes due as a result of such sale or disposition) is promptly paid and (b) any event or condition that causes, or permits the holder or such holders of such Material Indebtedness to cause, such Material Indebtedness to become due prior to its stated maturity, or declares such Material Indebtedness to be due and payable or required to be prepaid or repurchased prior to the stated maturity thereof, if such event or condition is in the nature of a mandatory prepayment requirement for asset sales, debt incurrences, equity issuances, excess cash flow, insurance proceeds, or extraordinary receipts.

(f)            Cameron or any Material Subsidiary shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws (or comparable foreign laws) as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws (or comparable foreign laws) as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying, or file an answer admitting, the material allegations of any such proceeding filed against it, (v) take any corporate or partnership action to authorize or effect any of the foregoing actions set out in this Section 7.01(f) or (vi) fail to contest in good faith any appointment or proceeding described in Section 7.01(g).

(g)           Without the application, approval or consent of Cameron or any MateriaSubsidiary a receiver, trustee, examiner, liquidator or similar official shall be appointed for Cameron or any Material Subsidiary or any Substantial Portion of its Property, or a proceeding described in Section 7.01(f)(iv) shall be instituted against Cameron or any Material Subsidiary and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 60 consecutive days.

(h) Any court, government or governmental agency shall condemn, seize or otherwise appropriate, or take custody or control of, all or any portion of the Property of Cameron and its Material Subsidiaries which, when taken together with all other Property of Cameron and its Material Subsidiaries so condemned, seized, appropriated, or taken custody or control of, during the twelve month period ending with the month in which any such action occurs, constitutes a Substantial Portion.

(i) Cameron or any Material Subsidiary shall fail within 30 days to pay, bond or otherwise discharge one or more (i) judgments or orders for the payment of money in excess of $25,000,000 (or multiple judgments or orders for the payment of an aggregate amount in excess of $50,000,000) (or the equivalent thereof in currencies other than U.S. Dollars) in the aggregate, or (ii) nonmonetary judgments or orders which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, which judgment(s), in any such case, is/are not stayed on appeal or otherwise being appropriately contested in good faith.
(j) The Unfunded Liabilities of all Single Employer Plans shall exceed in the aggregate $50,000,000 or any Reportable Event that could reasonably be expected to have a Material Adverse Effect shall occur in connection with any Plan.

(k)
Cameron or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount which, when aggregated with all other amounts required to be paid to Multiemployer Plans by Cameron or any other member of the Controlled Group as Withdrawal Liability (determined as of the date of such notification), exceeds $25,000,000 or requires payments exceeding $10,000,000 per annum.

(l)
Cameron or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if as a result of such reorganization or termination the aggregate annual contributions of any Credit Party and the other members of the Controlled Group (taken as a whole) to all Multiemployer Plans which are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the respective plan years of each such Multiemployer Plan immediately preceding the plan year in which the reorganization or termination occurs by an amount exceeding $25,000,000.

(m)
Cameron or any of its Restricted Subsidiaries shall (i) be the subject of any proceeding or investigation pertaining to the release by Cameron, any of its Restricted Subsidiaries or any other Person of any toxic or hazardous waste or substance into the environment, or (ii) violate any Environmental Law, which, in the case of an event described in clause (i) or clause (ii), could reasonably be expected to have a Material Adverse Effect.

(n)	Any Change in Control shall occur.

(o)           The Letter of Credit Issuer shall fail to have an Acceptable Security nterest in any material portion of the Collateral, or any Security Instrument at any time for any reason (i) ceases to create the Lien on the Collateral or on the Collateral Accounts purported to be subject to such agreements in accordance with the terms of such agreements, or (ii) ceases to be in full force and effect, or (iii) is contested by any Credit Party or Collateral Provider.

Section 7.02. Remedies.

(a)            If any Event of Default described in Section 7.01(f) or Section 7.01(g) ccurs with respect to any Credit Party, (i) the obligation and commitment of the Letter of Credit Issuer to issue Letters of Credit shall automatically terminate without presentment, demand, protest or notice of any kind, all of which each of the Credit Parties hereby expressly waives, (ii) the Obligations shall immediately become due and payable without any election or action on the part of the Letter of Credit Issuer and without presentment, demand, protest or notice of any kind, all of which each of the Credit Parties hereby expressly waives, (iii) the Letter of Credit Issuer may withdraw Collateral and any proceeds thereof from each Collateral Account in an amount sufficient to satisfy the payment of the Obligations that are then due and payable and (iv) the Credit Parties will be and become thereby unconditionally obligated, without any further notice, act or demand, to deposit, or cause to be deposited, Collateral into a Collateral Account, such that the Collateral Value in the Collateral Accounts equals or exceeds, in the aggregate, an amount equal to 105% of the then aggregate Letter of Credit Liabilities with respect to each outstanding Letter of Credit in the currency in which such Letter of Credit is denominated (such additional amount of required Collateral, the “Section 7.02(a) Collateral”).

(b)            If any Event of Default other than an Event of Default under Section .01(f) or Section 7.01(g) exists and is continuing, the Letter of Credit Issuer may (i) terminate or suspend the obligation and commitment of the Letter of Credit Issuer to issue Letters of Credit, without presentment, demand, protest or notice of any kind, all of which each of the Credit Parties hereby expressly waives, (ii) declare the Obligations to be due and payable, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which each of the Credit Parties hereby expressly waives, (iii) withdraw Collateral and any proceeds thereof from each Collateral Account in an amount sufficient to satisfy the payment of the Obligations that are then due and payable, and (iv) upon notice to Cameron and in addition to the continuing right to demand payment of all amounts payable under this Agreement, make demand on the Credit Parties to, and the Credit Parties will, forthwith upon demand (and without any further notice or act), deposit, or cause to be deposited, Collateral into a Collateral Account, such that the Collateral Value in the Collateral Accounts equals or exceeds, in the aggregate, an amount equal to 105% of the then aggregate Letter of Credit Liabilities with respect to each outstanding Letter of Credit in the currency in which such Letter of Credit is denominated (such additional amount of required Collateral, the “Section 7.02(b) Collateral” and, together with the Section 7.02(a) Collateral, the “Section 7.02 Collateral”).

Section 7.03. Application of Amounts Received Following the Occurrence of an Event of Default. Upon the occurrence and during the continuation of any Event of Default, any amounts received by the Letter of Credit Issuer from any Credit Party or Collateral Provider, or pursuant to its rights or remedies under any Security Instrument, shall be applied to the Obligations in the following order of priority:

(a)            first, to the payment of any and all out-of-pocket costs and expenses of the Letter of Credit Issuer, as provided by this Agreement or by any other Credit Document, incurred in connection with the collection of such payment or in respect of the enforcement of any rights of the Letter of Credit Issuer under this Agreement or any other Credit Document, until all such fees, costs and expenses have been paid in full;

(b)            second, to the payment of any due and unpaid fees to the Letter of Credit Issuer as provided by this Agreement or any other Credit Document, until all such fees have been paid in full;

(c)             third, to the payment of accrued and unpaid interest on the Reimbursement Obligations and Demand Loans to the date of such application, until all such accrued and unpaid interest has been paid in full;

(d)            fourth, (i) to the payment of principal on all Reimbursement Obligations and Demand Loans, until all such principal has been paid in full, and (ii) to the extent any Letter of Credit Liabilities have not been fully cash collateralized pursuant to Section 2.13 or Section 7.02 hereof, to the cash collateralization of such Letter of Credit Liabilities. With respect to Obligations that are not then payable, any amount reserved pursuant to this Section 7.03 shall be deposited into a Collateral Account until such time or times as such Obligations become payable or are terminated; and after such payment or notice, any surplus reserved amount, to the extent not applied to such Obligations, shall be available for distribution in accordance with the priority established in this Section 7.03;

(e)             fifth; to the payment of any other outstanding Obligations then due and payable until all such Obligations have been paid in full; and

(f)             sixth, any surplus of such amounts remaining after payment in full in cash of all the Obligations and the termination or cash collateralization of all Letters of Credit and the termination in full of the Commitment, shall be paid over to Cameron, or whomever may be lawfully entitled to receive such surplus, in a commercially reasonable time, provided that the Letter of Credit Issuer shall not be liable for any interest, cost or expense in connection with any delay in delivering such proceeds to Cameron or other Person.

ARTICLE VIII
MISCELLANEOUS

Section 8.01. Amendments, Etc. No amendment or waiver of any provision of any Credit Document (other than the Account Control Agreements), nor consent to any departure by the Credit Parties therefrom, shall in any event be effective unless the same shall be in writing and signed by Citibank, N.A. and Cameron, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Each Account Control Agreement may be amended only in accordance with the terms thereof.

Section 8.02. Notices, Etc. (a) Except as otherwise provided in this Section 8.02, all notices and other communications provided for hereunder (other than a Notice of Letter of Credit or a notice of a Request to Withdraw Collateral) shall be in writing (including telecopier communication) and mailed, telecopied, or delivered, if to a Credit Party, at Cameron’s address or telecopier number set forth below:

Cameron International Corporation
1333 West Loop South, Suite 1700
Houston, Texas 77027
Attention: William Lemmer
Telecopier No.: 713-513-3499
Email address: William.lemmer@c-a-m.com

With a copy to:

Cameron International Corporation
1333 West Loop South, Suite 1700
Houston, Texas 77027
Attention: Keith Jennings
Telecopier No.: 713-513-3355
Email address: Keith.Jennings@c-a-m.com

if to the Letter of Credit Issuer, at its address or telecopier number set forth below:

Citibank, N.A.
1615 Brett Road OPS III
New Castle, DE 19720
Attention: Lorie Paulin
Telecopier No.: 212-994-0961
Email address: lorie.paulin@citi.com

With copies to:

Citibank, N.A.
388 Greenwich Street, 34th Floor
New York, NY 10013
Attention: Robert Malleck
Telephone: (212) 816-5435
Facsimile: (646) 192-1688
Email: robert.malleck@citi.com

Citi Global Energy
811 Main Street, Suite 4000
Houston TX 77002
Attention: Nannette N. Dockal
Telephone:713-821-4737
Facsimile :713-481-0245
Email: nannette.n.dockal@citi.com

or, as to any Credit Party or the Letter of Credit Issuer, at such other address as shall be designated by such party in a written notice to the other party.

(b)        All such notices and communications shall be effective, if mailed, five Business Days after deposit in the mails; if sent by overnight courier, one Business Day after delivery to the courier company; and if sent by telecopier, when received by the receiving telecopier equipment, respectively; provided that notices and com munications to the Letter of Credit Issuer shall not be effective until received by the Letter of Credit Issuer during normal business hours and in no event, shall a voice mail message be effective notice, communication or confirmation hereunder.

(c)        Each Credit Party hereby agrees that it will provide to the Letter of Credit Issuer all information, documents and other materials that it is obligated to furnish to the Letter of Credit Issuer pursuant to the Credit Documents, including all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (i) relates to a request for a new Letter of Credit or any Modification of any Letter of Credit, (ii) relates to the termination or reduction of any Commitment under this Agreement, (iii) provides notice of any Default or Event of Default, (iv) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any Letter of Credit or Modification of any Letter of Credit hereunder, (iv) provides notice of a new Subsidiary Applicant or (v) is a Request to Withdraw Collateral (all such non-excluded communications being referred to herein collectively as “Communications”), by transmitting the Communications in an electronic/soft medium in a format acceptable to the Letter of Credit Issuer to oploanswebadmin@citigroup.com. In addition, each Credit Party agrees to continue to provide the Communications to the Letter of Credit Issuer in the manner specified in the Credit Documents, but only to the extent requested by the Letter of Credit Issuer. The Letter of Credit Issuer agrees that the receipt of the Communications by the Letter of Credit Issuer at its email address set forth above during its normal business hours shall constitute effective delivery of the Communications to the Letter of Credit Issuer for purposes of the Credit Documents.

(d)        Each Credit Party hereby agrees that it will provide to the Letter of Credit Issuer notice of any Notice of Letter of Credit or any of the information requested by the Letter of Credit Issuer (all such communications being referred to herein collectively as the “Electronic Communications”), by transmitting the Electronic Communications, in an electronic format under the Bolero System or the CitiDirect Electronic Platform (or, prior to the completion of the installation of the Bolero System or the CitiDirect Electronic Platform, and thereafter if requested by the Letter of Credit Issuer, in accordance with Section 8.02(a)).

(e)        Each Credit Party hereby agrees that it will send any Request to Withdraw Collateral to the Letter of Credit Issuer at its address or telecopier number set forth below.

Citi Global Energy
811 Main Street, Suite 4000
Houston TX 77002
Attention: Nannette N. Dockal
Telephone:713-821-4737
Facsimile :713-481-0245
Email: nannette.n.dockal@citi.com

With copies to:
Citibank, N.A.
388 Greenwich Street, 34th Floor
New York, NY 10013
Attention: Robert Malleck
Telephone: (212) 816-5435
Facsimile: (646) 192-1688
Email: robert.malleck@citi.com

EACH OF THE CITIDIRECT ELECTRONIC PLATFORM AND BOLERO SYSTEM IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE LETTER OF CREDIT ISSUER DOES NOT WARRANT THE ADEQUACY OF THE CITIDIRECT ELECTRONIC PLATFORM OR THE BOLERO SYSTEM AND EXPRESSLY DISCLAIMS LIABILITY FOR ERRORS OR OMISSIONS IN ANY ELECTRONIC COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE LETTER OF CREDIT ISSUER IN CONNECTION WITH THE ELECTRONIC COMMUNICATIONS, THE BOLERO SYSTEM OR THE CITIDIRECT ELECTRONIC PLATFORM. IN NO EVENT SHALL THE LETTER OF CREDIT ISSUER OR ANY OF ITS AFFILIATES OR ANY OF ITS OR ITS AFFILIATES’ OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ADVISORS OR REPRESENTATIVES (COLLECTIVELY, “LETTER OF CREDIT ISSUER PARTIES”) HAVE ANY LIABILITY TO ANY PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE TRANSMISSION BY ANY LETTER OF CREDIT ISSUER PARTIES OR ANY OTHER PERSON OF ELECTRONIC COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE EXTENT THE LIABILITY OF ANY LETTER OF CREDIT ISSUER PARTY IS FOUND IN A FINAL NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED PRIMARILY FROM SUCH LETTER OF CREDIT ISSUER PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

(f)             Nothing herein shall prejudice the right of the Credit Parties or the Letter of Credit Issuer to give any notice or other communication pursuant to any Credit Document in any other manner specified in such Credit Document.

Section 8.03. No Waiver; Remedies. No failure on the part of the Letter of Credit Issuer to exercise, and no delay in exercising, any right under any Credit Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Credit Documents are cumulative and not exclusive of any remedies provided by law.

Section 8.04. Costs, Expenses; Indemnity; Limitation of Liability. (a) Each Credit Party agrees to pay, upon demand by the Letter of Credit Issuer, (i) all reasonable costs and expenses incurred by the Letter of Credit Issuer or any of its Affiliates in connection with any Letter of Credit and the preparation, execution, delivery, administration, modification and amendment of the Credit Documents and the other documents to be delivered under the Credit Documents, due diligence in connection with the Credit Documents, including the reasonable fees and out-of-pocket expenses of counsel for the Letter of Credit Issuer with respect to preparation, execution, delivery and administration of the Credit Documents and the satisfaction of the matters referred to in Section 3.01, and (ii) all legal and other costs and expenses of the Letter of Credit Issuer incurred during the existence of an Event of Default in connection with the enforcement or protection of its rights with respect to the Credit Documents and the other documents to be delivered under the Credit Documents or incurred in connection with any workout, restructuring or bankruptcy (whether through negotiations, legal proceedings or otherwise).

(b)           Each Credit Party hereby indemnifies and holds harmless the Letter of Credit Issuer and each of its directors, officers, employees and attorneys (collectively, “Indemnified Parties”) from and against any and all expenses, losses, claims, damages, liabilities and expenses (including reasonable fees and disbursements of counsel and claims, damages, losses, liabilities and expenses related to environmental matters) (collectively, “Losses”) for which any of them may become liable or which may be incurred by or asserted against an Indemnified Party, in each case arising out of, related to or in connection with (i) any Letter of Credit or any pre-advice of its issuance, (ii) any transaction in which any proceeds of all or any part of the Letters of Credit are applied, (iii) breach by any Credit Party or Collateral Provider of any Credit Document, (iv) violation by any Credit Party or Collateral Provider of any Environmental Law or any other law, rule, regulation or order, (v) any investigation, litigation, or proceeding, whether or not any Indemnified Party is a party thereto, arising out of or related to or in connection with any of the foregoing or any Letter of Credit or any Credit Document, including any action or proceeding to compel or restrain any presentation or payment under any Letter of Credit, or for the wrongful dishonor of or honoring a presentation under any Letter of Credit, (vi) any transfer, sale, delivery, surrender, or endorsement of any Drawing Document at any time(s) held by any Indemnified Party in connection with any Letter of Credit, (vii) any independent undertaking issued by the beneficiary of any Letter of Credit, (viii) any unauthorized Notice of Letter of Credit or Letter of Credit or error in computer transmission, (ix) an adviser, confirmer or other nominated person seeking to be reimbursed, indemnified or compensated, (x) any third person seeking to enforce the rights of a Credit Party, Collateral Provider, beneficiary, nominated person, transferee, assignee of letter of credit proceeds or holder of an instrument or document, (xi) the fraud, forgery or illegal action of parties other than the Indemnified Party, (xii) the enforcement of this Agreement or any other Credit Document or any rights or remedies under or in connection with this Agreement or any Credit Document, (xiii) the Letter of Credit Issuer’s performance of the obligations of a confirming institution or entity that wrongfully dishonors a confirmation, or (xiv) the acts or omission, whether rightful or wrongful, of any present or future de jure or de facto  Governmental Authority or cause or event which is beyond the control of such Indemnified Party; in each case EXPRESSLY INCLUDING ANY SUCH LOSSES ATTRIBUTABLE TO THE NEGLIGENCE OF SUCH INDEMNIFIED PARTY, BUT EXCLUDING ANY SUCH LOSSES ATTRIBUTABLE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY AS DETERMINED PURSUANT TO A FINAL NON-APPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION. IT IS THE INTENT OF THE PARTIES HERETO THAT EACH INDEMNIFIED PARTY SHALL, TO THE EXTENT PROVIDED IN THIS SECTION 8.04(B), BE INDEMNIFIED FOR ITS OWN ORDINARY NEGLIGENCE. The Letter of Credit Issuer will provide Cameron prompt notice of any matter (other than matters solely among Indemnified Parties) as to which indemnification pursuant to this Section 8.04(b) is claimed. Any Indemnified Party that proposes to settle or compromise any such indemnified claim shall give Cameron written notice of the terms of such proposed settlement or compromise reasonably in advance of settling or compromising such claim or proceeding.

(c)           Nothing in this Agreement or any other Credit Document, expressed or implied, is intended or shall be so construed as to impose upon the Letter of Credit Issuer any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein. The liability of the Letter of Credit Issuer (or any other Indemnified Party) under, in connection with, or arising out of this Agreement or any Letter of Credit (or any pre-advice), regardless of the form or legal grounds of the action or proceeding, shall be limited to any direct damages suffered by the Credit Parties that are determined by a court of competent jurisdiction in a final, non-appealable judgment to have been caused directly by the Letter of Credit Issuer’s gross negligence or willful misconduct. In no event shall the Letter of Credit Issuer be deemed to have failed to act with due diligence or reasonable care if the Letter of Credit Issuer’s conduct is in accordance with Standard Letter of Credit Practice or in accordance with this Agreement. If a Letter of Credit is to be governed by a law other than that of the State of New York, the Letter of Credit Issuer shall not be liable for any Losses resulting from any act or omission by the Letter of Credit Issuer in accord with the UCP or the ISP, as applicable, and each Credit Party shall indemnify the Letter of Credit Issuer for all such Losses. The Credit Party’s aggregate remedies against the Letter of Credit Issuer and any Indemnified Party for wrongfully honoring a presentation under any Letter of Credit or wrongfully retaining honored Drawing Documents shall in no event exceed the aggregate amount paid by the Credit Parties to the Letter of Credit Issuer in respect of the honored presentation in respect of such Letter of Credit, plus interest. Notwithstanding anything to the contrary herein, the Letter of Credit Issuer and the other Indemnified Parties shall not, under any circumstances whatsoever, be liable for any punitive, consequential, indirect or special damages or losses regardless of whether the Letter of Credit Issuer or any Indemnified Party shall have been advised of the possibility thereof or of the form of action in which such damages or losses may be claimed. The Credit Parties shall take commercially reasonable actions to avoid and mitigate the amount of any damages claimed against the Letter of Credit Issuer or any Indemnified Party.

(d)           Without prejudice to the survival of any other agreement hereunder, the agreements and obligations of the Credit Parties contained in this Section 8.04 shall survive the payment in full of all Obligations.

Section 8.05. Right of Set-Off. The Letter of Credit Issuer is hereby authorized at any time and from time to time during the existence of an Event of Default, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Letter of Credit Issuer to or for the credit or the account of any Credit Party or Collateral Provider against any and all of the obligations of any Credit Party or Collateral Provider now or hereafter existing under any Credit Document, irrespective of whether or not the Letter of Credit Issuer shall have made any demand under any Credit Document and although such obligations may be unmatured or not yet payable. The Letter of Credit Issuer agrees promptly to notify such Credit Party or Collateral Provider after any such set-off and application made by the Letter of Credit Issuer, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Letter of Credit Issuer under this Section are in addition to other rights and remedies (including other rights of set-off) which the Letter of Credit Issuer may have, including, without limitation, the right to set-off against the Reimbursement Account pursuant to Section 2.03 and the right to set-off against each Collateral Account pursuant to Section 7.02. Notwithstanding anything to the contrary in this Section 8.05, the right to set-off with respect to Cameron Lux V shall be limited to the right to set-off against the Collateral Accounts of Cameron Lux V.

Section 8.06. Assignments. (a) The Letter of Credit Issuer may, in accordance with applicable law, assign to one or more entities all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Reimbursement Obligations owing to it); provided that (i) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement in respect of its Commitment and the Letter of Credit Liabilities held by the assigning Letter of Credit Issuer pursuant to Section 2.01, (ii) except in the case of an assignment of all of the Letter of Credit Issuer’s rights and obligations under this Agreement, the Commitment of the Letter of Credit Issuer and the Reimbursement Obligations owing to it being assigned pursuant to each such assignment (determined as of the effective date of such assignment) shall in no event be less than the Dollar Equivalent of $5,000,000 and shall be in an integral multiple of the Dollar Equivalent of $1,000,000, and (iii) each such assignment shall be to an Eligible Assignee. Upon the effective date of such assignment, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such assignment, have the rights and obligations of a Letter of Credit Issuer hereunder and (y) the Letter of Credit Issuer assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such assignment, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an assignment covering all of an assigning Letter of Credit Issuer’s rights and obligations under this Agreement, such Letter of Credit Issuer shall cease to be a party hereto except that the rights under Sections 2.05, 2.06, 2.09 and 8.04 of such Letter of Credit Issuer shall continue with respect to events and occurrences occurring before or concurrently with its ceasing to be a party hereto).

(b)           Notwithstanding any other provision set forth in this Agreement, the Letter of Credit Issuer may at any time create a security interest in all or any portion of its rights under this Agreement (including the Reimbursement Obligations owing to it), including a security interest in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Board.

Section 8.07. Governing Law; Entire Agreement. This Agreement and the other Credit Documents shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflicts of law rules (other than Section 5-1401 of the New York General Obligations Law). Letters of Credit may be subject to the UCP or the ISP, at the Letter of Credit Issuer’s option. This Agreement and the other Credit Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

Section 8.08. Interest. It is the intention of the parties hereto that the Letter of Credit Issuer shall conform strictly to usury laws applicable to it, if any. Accordingly, if the transactions with the Letter of Credit Issuer contemplated hereby would be usurious under applicable law, if any, then, in that event, notwithstanding anything to the contrary in any Credit Document, it is agreed as follows: (a) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received by the Letter of Credit Issuer under any Credit Document shall under no circumstances exceed the maximum amount allowed by such applicable law and any excess shall be cancelled automatically and, if theretofore paid, shall at the option of the Letter of Credit Issuer, be applied on the principal amount of the obligations owed to the Letter of Credit Issuer by the Credit Parties and Collateral Providers or refunded by the Letter of Credit Issuer to the Credit Parties and Collateral Providers, and (b) in the event that any obligation payable to the Letter of Credit Issuer is accelerated, then such consideration that constitutes interest under law applicable to the Letter of Credit Issuer may never include more than the maximum amount allowed by such applicable law and excess interest, if any, to the Letter of Credit Issuer provided for in any Credit Document or otherwise shall be cancelled automatically as of the date of such acceleration and, if theretofore paid, shall, at the option of the Letter of Credit Issuer be credited by the Letter of Credit Issuer on the principal amount of the obligations owed to it by the Credit Parties and Collateral Providers or refunded by the Letter of Credit Issuer to the Credit Parties and Collateral Providers.

Section 8.09. Confidentiality. The Letter of Credit Issuer agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed:

(a)            to its Affiliates and to its and its Affiliates’ respective managers, administrators, trustees, partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential);

(b)            to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners);

(c)            to the extent required by applicable laws or regulations or by any subpoena or similar legal process;

(d)            to any other party hereto;

(e)            in connection with the exercise of any remedies hereunder or under any other Credit Document or any action or proceeding relating to this Agreement or any other Credit Document or the enforcement of rights hereunder or thereunder;

(f)            subject to an agreement containing provisions substantially the same as those of this Section 8.09, (i) to any assignee of, or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (ii) to any actual or prospective counterparty to any swap, derivative or other transaction under which payments are to be made by reference to the Credit Parties and their obligations, this Agreement or payments hereunder (but only to the extent such counterparty is a commercial bank, financial institution or is otherwise reasonably acceptable to Cameron), (iii) any rating agency, or (iv) to the CUSIP Service Bureau or any similar organization;

(g)            with the consent of Cameron; or

(h)            to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section 8.09 or (y) becomes available to the Letter of Credit Issuer on a nonconfidential basis from a source other than Cameron or its Affiliates, excluding any Information from a source which, to the actual knowledge of the Letter of Credit Issuer receiving such Information, has been disclosed by such source in violation of a duty of confidentiality to Cameron.

For purposes of this Section 8.09, “Information” means all information received from Cameron or any of its Subsidiaries relating to Cameron or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Letter of Credit Issuer on a nonconfidential basis prior to disclosure by Cameron or any of its Subsidiaries, excluding any Information from a source which, to the actual knowledge of the Letter of Credit Issuer, has been disclosed by such source in violation of a duty of confidentiality to Cameron. Any Person required to maintain the confidentiality of Information as provided in this Section  8.09 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Without prejudice to the survival of any other agreement hereunder, the agreements and obligations of the Letter of Credit Issuer contained in this Section 8.09 shall survive the payment in full of all Obligations.

Section 8.10. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Section 8.11. Domicile of Loans. The Letter of Credit Issuer may transfer and carry its loans at, to or for the account of any office, Subsidiary or Affiliate of the Letter of Credit Issuer provided that the Letter of Credit Issuer shall not be relieved of its obligations as a result thereof.

Section 8.12. Binding Effect. This Agreement shall become effective when it shall have been executed by the Applicants and the Letter of Credit Issuer and thereafter shall be binding upon and inure to the benefit of and be enforceable by the Applicants and the Letter of Credit Issuer and their respective successors and assigns, except that the Applicants shall not have the right to assign their respective rights hereunder or any interest herein without the prior written consent of Citibank, N.A.

Section 8.13. WAIVER OF JURY TRIAL. THE CREDIT PARTIES AND THE LETTER OF CREDIT ISSUER HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE NOTES, ANY LETTER OF CREDIT, ANY OTHER CREDIT DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 8.14. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Credit Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 8.15. FORUM SELECTION AND CONSENT TO JURISDICTION. THE CREDIT PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (OR THE STATE COURTS SITTING IN THE BOROUGH OF MANHATTAN IN THE EVENT THE SOUTHERN DISTRICT OF NEW YORK LACKS SUBJECT MATTER JURISDICTION), AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING BROUGHT BY THE LETTER OF CREDIT ISSUER ARISING OUT OF OR RELATING TO ANY CREDIT DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH CREDIT PARTY HEREBY AGREES THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH CREDIT PARTY AGREES THAT ANY ACTION OR PROCEEDING BROUGHT BY CAMERON OR ANY OF ITS SUBSIDIARIES AGAINST THE LETTER OF CREDIT ISSUER OR ITS AFFILIATES ARISING OUT OF OR RELATING TO ANY CREDIT DOCUMENT SHALL BE BROUGHT EXCLUSIVELY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (OR THE STATE COURTS SITTING IN THE BOROUGH OF MANHATTAN IN THE EVENT THE SOUTHERN DISTRICT OF NEW YORK LACKS SUBJECT MATTER JURISDICTION), AND ANY APPELLATE COURT FROM ANY THEREOF. NOTHING IN THIS AGREEMENT OR IN ANY OTHER CREDIT DOCUMENT SHALL AFFECT ANY RIGHT THAT THE LETTER OF CREDIT ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AGAINST ANY CREDIT PARTY OR ITS PROPERTIES IN ANY COURT OF COMPETENT JURISDICTION, INCLUDING THE JURISDICTIONS OF INCORPORATION OF ANY CREDIT PARTY NOT INCORPORATED IN THE UNITED STATES.

THE CREDIT PARTIES IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN ACCORDANCE WITH SECTION 8.02. THE CREDIT PARTIES HEREBY EXPRESSLY AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE CREDIT PARTIES HAVE OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH CREDIT PARTY HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE CREDIT DOCUMENTS.

Section 8.16. DAMAGES. EACH OF THE CREDIT PARTIES AND THE LETTER OF CREDIT ISSUER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY ACTION OR PROCEEDING REFERRED TO IN SECTION 8.15 ANY EXEMPLARY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES; PROVIDED THAT NOTHING HEREIN SHALL CONSTITUTE A WAIVER BY THE LETTER OF CREDIT ISSUER OF ANY RIGHT TO RECEIVE FULL PAYMENT OF ALL OBLIGATIONS.

Section 8.17. Appointment of Process Agent. Each Non-U.S. Credit Party hereby irrevocably appoints CT Corporation System (the “Process Agent”), with an office on the Effective Date at 111 Eighth Avenue, New York, NY 10011, as its agent to receive on behalf of it and its properties service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Such service may be made by mailing by certified mail a copy of such process to the applicable Non-U.S. Credit Party, in care of the Process Agent at the Process Agent’s above address, with a copy to Cameron, at its address specified herein, and each Non-U.S. Credit Party hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, each Non-U.S. Credit Party also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing by certified mail of copies of such process to it at its address specified herein. Each Non-U.S. Credit Party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section shall affect the right of the Letter of Credit Issuer to serve legal process in any other manner permitted by applicable law or affect the right of the Letter of Credit Issuer to bring any suit, action or proceeding against each Non-U.S. Credit Party or its property in the courts of other jurisdictions.

Section 8.18. Patriot Act Notice. The Letter of Credit Issuer hereby notifies the Credit Parties that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies the Credit Parties, which information includes the name and address of the Credit Parties and other information that will allow the Letter of Credit Issuer to identify the Credit Parties in accordance with the Patriot Act. Cameron shall, and shall cause each of its Affiliates to, provide, to the extent commercially reasonable, such information and take such actions as are reasonably requested by the Letter of Credit Issuer in order to assist the Letter of Credit Issuer in maintaining compliance with the Patriot Act.

Section 8.19. Survival of Agreements, Representations and Warranties, Etc. All warranties, representations and covenants made in or in connection with any Credit Document shall be considered to have been relied upon by the Letter of Credit Issuer and shall survive the issuance of any Letter of Credit regardless of any investigation. In addition, the confidentiality provisions contained in Section 8.09 shall survive the termination of this Agreement.

Section 8.20. Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Credit Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Letter of Credit Issuer could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Credit Party in respect of any such sum due from it to the Letter of Credit Issuer hereunder or under the other Credit Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Letter of Credit Issuer of any sum adjudged to be so due in the Judgment Currency, the Letter of Credit Issuer may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Letter of Credit Issuer from the Credit Parties in the Agreement Currency, Cameron agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Letter of Credit Issuer or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Letter of Credit Issuer in such currency, the Letter of Credit Issuer agrees to return the amount of any excess to Cameron (or to any other Person who may be entitled thereto under applicable law).

Section 8.21. Currency Conversion. All payments of Obligations under this Agreement or any other Credit Document shall be made in Dollars, except for Letter of Credit Liabilities with respect to Letters of Credit issued in any Approved Currency other than Dollars, which shall be repaid, including interest thereon, in such other Approved Currency. If any payment of any Obligation, whether through payment by any Credit Party or the proceeds of any Collateral, shall be made in a currency other than an Approved Currency, such amount shall be converted into an Approved Currency at the rate determined by the Letter of Credit Issuer as the rate quoted by it in accordance with methods customarily used by the Letter of Credit Issuer for such or similar purposes as the spot rate for the purchase by the Letter of Credit Issuer of the Approved Currency with the currency of actual payment through its principal foreign exchange trading office at approximately 11:00 A.M. (local time at such office) two Business Days prior to the effective date of such conversion, provided that the Letter of Credit Issuer may obtain such spot rate from another financial institution actively engaged in foreign currency exchange if the Letter of Credit Issuer does not then have a spot rate for the Approved Currency. The parties hereto hereby agree, to the fullest extent that they may effectively do so under applicable law, that (i) if for the purposes of obtaining any judgment or award it becomes necessary to convert from any currency other than an Approved Currency into an Approved Currency any amount in connection with the Obligations, then the conversion shall be made as provided above on the Business Day before the day on which the judgment or award is given, (ii) in the event that there is a change in the applicable conversion rate prevailing between the Business Day before the day on which the judgment or award is given and the date of payment, Cameron will pay to the Letter of Credit Issuer such additional amounts (if any) as may be necessary, and the Letter of Credit Issuer will pay to Cameron such excess amounts (if any) as result from such change in the rate of exchange, to assure that the amount paid on such date is the amount in such other currency, which when converted at the conversion rate described herein on the date of payment, is the amount then due in an Approved Currency, and (iii) any amount due from Cameron under this Section 8.21 shall be due as a separate debt and shall not be affected by judgment or award being obtained for any other sum due.

Section 8.22. Exchange Rates.

(a)            Determination of Exchange Rates. Not later than 4:00 P.M. (New York time) on each Calculation Date, if any Letter of Credit Liabilities denominated in a currency other than Dollars are outstanding on such date, the Letter of Credit Issuer shall (i) determine the Exchange Rate for each such currency other than Dollars as of such Calculation Date for all such Letter of Credit Liabilities outstanding as of such date and (ii) give notice thereof to Cameron. The Exchange Rates so determined shall become effective on the first Business Day immediately following the relevant Calculation Date (a “Reset Date”), shall remain effective until the next succeeding Reset Date, and shall for all purposes of this Agreement (other than Section 8.20 or any other provision expressly requiring the use of a current Exchange Rate) be the Exchange Rates employed in determining the Dollar Equivalent of any amounts of a currency other than Dollars.

(b)           Notice of Foreign Currency Loans and Letters of Credit. Not later than 4:00 P.M. (New York time) on each Reset Date and each date on which Letters of Credit denominated in a currency other than Dollars are made or issued, the Letter of Credit Issuer shall (i) determine the Dollar Equivalent of the aggregate amounts of Letter of Credit Liabilities denominated in a currency other than Dollars (after giving effect to Letters of Credit denominated in a currency other than Dollars being made, issued, repaid, or cancelled or reduced on such date) and (ii) notify Cameron of the results of such determination.

Section 8.23. Additional Subsidiary Applicants. (a) A Restricted Subsidiary may become a Subsidiary Applicant upon at least five Business Days’ prior notice to the Letter of Credit Issuer and Cameron’s or such Restricted Subsidiary’s execution and delivery to the Letter of Credit Issuer of the following:

(i)                a Joinder Agreement in substantially the form of Exhibit C, executed by such Restricted Subsidiary, under which such Restricted Subsidiary (A) joins the Agreement as an Applicant and assumes all the obligations of an Applicant under the Agreement and the other Credit Documents to which it or the other Applicants are a party, (B) agrees to be bound by the provisions of the Agreement or such other Credit Documents as if the Restricted Subsidiary had been an original party to the Agreement and to such other Credit Documents, and (C) confirms that, as of the date of such joinder agreement, the representations and warranties set out in the Agreement and the other Credit Documents with respect to such Restricted Subsidiary are true and correct in all material respects (other than those representations and warranties that are subject to a materiality qualifier, which shall be true and correct in all respects) and that no Event of Default or Default exists on such date or would result therefrom;

(ii)                      an updated Schedule 4.01(h)(ii) reflecting the joinder of such Restricted Subsidiary as a Subsidiary Applicant, which schedule shall be deemed automatically amended upon the satisfaction of the requirements of this Section 8.23;

(iii)                    such additional (or amendments to the existing) CitiDirect Documents or documents relating to the Bolero System as the Letter of Credit Issuer reasonably requests in connection with such joinder;

(iv)                     if such Restricted Subsidiary will be a Non-U.S. Credit Party, evidence of appointment by such Non-U.S. Credit Party of CT Corporation System as its domestic process agent in accordance with Section 8.17;

(v)                      a certificate of the Secretary, Assistant Secretary, or any other officer, director, or manager of such Restricted Subsidiary certifying (A) the resolutions of the board of directors or managers of such Restricted Subsidiary authorizing the execution of each Credit Document to which such Restricted Subsidiary is a party, (B) the charter and bylaws or other applicable organizational documents of such Restricted Subsidiary, (C) certificates of existence, good standing and qualification, or an equivalent thereto, from appropriate government officials with respect to such Restricted Subsidiary, provided that such government officials of the applicable jurisdiction issue such certificates or an equivalent thereto, (D) all other documents evidencing any necessary company action and governmental, shareholder and third-party consents, approvals and filings, if any, with respect to each such Credit Document and the transactions thereunder, and (E) the names and true signatures of the officers (or agents) of such Restricted Subsidiary authorized to sign each Credit Document to be executed by it; and

(vi)                     such other documents, governmental certificates, financing statements, conditions, agreements and lien searches that the Letter of Credit Issuer may reasonably request, including without limitation, information that a Subsidiary Applicant is required by bank regulatory authorities to deliver to the Letter of Credit Issuer under applicable “know your customer” and anti-money laundering rules and regulations, including Title III of the Patriot Act, that has been identified by the Letter of Credit Issuer and notified to such Subsidiary Applicant.

(b)        The execution and delivery of any instrument adding an additional Subsidiary Applicant as a party to this Agreement shall not require the consent of any other Credit Party hereunder. The rights and obligations of each Applicant hereunder shall remain in full force and effect notwithstanding the addition of any Subsidiary Applicant as a party to this Agreement.

Section 8.24. Amendment and Restatement. The parties hereto agree that this Agreement is an amendment and restatement of the Existing Agreement in its entirety and the terms and provisions hereof supersede the terms and provisions thereof, and this Agreement is not a new or substitute agreement or novation of the Existing Agreement.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

APPLICANTS:

CAMERON INTERNATIONAL CORPORATION

By:
H. Keith Jennings
Vice President and Treasurer

CAMERON LIMITED

By:
H. Keith Jennings
Attorney-in-fact

CAMERON FRANCE S.A.S.

By:
H. Keith Jennings
Attorney-in-fact

CAMERON ITALY S.R.L

By:
H. Keith Jennings
Attorney-in-fact

CAMERON ITALY HOLDING S.R.L.

By:
H. Keith Jennings
Attorney-in-fact

CAMERON SYSTEMS S.R.L.

By:
H. Keith Jennings
Attorney-in-fact

CAMERON GMBH

By:
H. Keith Jennings
Attorney-in-fact

CAMERON DO BRASIL LTDA

By:
H. Keith Jennings
Vice President and Treasurer

CAMERON SYSTEMS DE VENEZUELA, S.A.

By:
H. Keith Jennings
Attorney-in-fact

CAMERON VENEZOLANA, S.A.

By:
H. Keith Jennings
Attorney-in-fact

CAMERON CANADA CORPORATION

By:
H. Keith Jennings
Attorney-in-fact

CAMERON ITALY HOLDING S.R.L.

By:
H. Keith Jennings
Attorney-in-fact

CAMERON DE MEXICO, S.A. DE C.V.

By:
H. Keith Jennings
Attorney-in-fact

CAMERON (SINGAPORE) PTE. LTD.

By:
H. Keith Jennings
Attorney-in-fact

LETTER OF CREDIT ISSUER :

CITIBANK, N.A., as Letter of Credit Issuer

By:
Name:
Title:

Commitment:	$170,000,000

SCHEDULE 1.01(A)
Existing Letters of Credit

 See attached.

SCHEDULE 1.01(A)

CUST NAME	Bene Name	Bene Country	LC Number	LC EFFECTIVE DATE	LC EXPIRY DATE	TXN CCY	CL AMT TXN CCY AVAIL	CL AMT CL CCY AVAIL	DECODE( B.PROD SUB TYPE
Cooper Cameron Corporation	SINOPEC USA INC.	US	63655873	10/25/2010 0:00	5/31/2012 0:00	USD	34074.4	34074.4	PERF
Cameron International Corporation	INOX AIR PRODUCTS LIMITED	IN	63655910	10/28/2010 0:00	8/10/2012 0:00	USD	76021.6	76021.6	PERF
Cameron International Corporation	EL NASR FERTILIZER AND CHEMICAL	EG	63655936	10/29/2010 0:00	10/25/2012 0:00	USD	348773.6	348773.6	PERF
Cameron International Corporation	Doha Petroleum Construction Co.	QA	63656176	12/1/2010 0:00	3/31/2012 0:00	USD	1189880	1189880	PERF
Cameron International Corporation	DOHA PETROLEUM CONSTRUCTION CO.	QA	63656172	12/1/2010 0:00	6/30/2013 0:00	USD	594940	594940	PERF
Cameron International Corporation	BOISE-KUNA IRRIGATION DISTRICT	US	63656184	12/1/2010 0:00	2/28/2012 0:00	USD	129531.5	129531.5	PERF
Cameron International Corporation	OKWANG IND. CO., LTD.	KR	63656536	1/5/2011 0:00	3/1/2012 0:00	USD	15676.5	15676.5	PERF
Cameron International Corporation	SINOPEC USA INC.	US	63656588	1/7/2011 0:00	10/7/2012 0:00	USD	22400	22400	FIN
Cameron International Corporation	CORPORACION NACIONAL	CL	63656583	1/11/2011 0:00	12/31/2015 0:00	USD	11323	11323	PERF
Cameron International Corporation	BHP BILLITON PETROLEUM PTY LTD.	AU	63656786	1/28/2011 0:00	3/5/2013 0:00	USD	1748534.7	1748534.7	PERF
Cameron International Corporation	CITIBANK LIMITED, SYDNEY	AU	63657162	3/15/2011 0:00	2/1/2016 0:00	AUD	21005290.3	22776036.3	PERF
Cameron International Corporation	ECOPETROL S.A.	CO	63657607	5/9/2011 0:00	10/31/2012 0:00	USD	9109.4	9109.4	PERF
Cameron Systems SRL	ALSTOM ASIA PACIFIC SDN BHD	MY	63657982	6/29/2011 0:00	11/3/2013 0:00	EUR	380000	509808	PERF
Cameron International Corporation	AKER MH AS	NO	63658252	7/29/2011 0:00	9/18/2013 0:00	USD	10600000	10600000	PERF
Cameron International Corporation	AKER MH AS	NO	63658253	7/29/2011 0:00	11/18/2013 0:00	USD	10600000	10600000	PERF
Cameron International Corporation	HIGHPOWER SYSTEMS INC.	VI	63658537	9/6/2011 0:00	4/18/2012 0:00	USD	65166.1	65166.1	PERF
Cameron International Corporation	BANK OF CHINA, HEAD OFFICE	CN	63658567	9/8/2011 0:00	8/15/2013 0:00	USD	165475.7	165475.7	PERF
Cameron International Corporation	BANK OF CHINA, HEAD OFFICE	CN	63658568	9/8/2011 0:00	7/15/2013 0:00	USD	574134.1	574134.1	PERF
Cameron International Corporation	NEW YORK POWER AUTHORITY	US	63658583	9/8/2011 0:00	2/28/2012 0:00	USD	25000	25000	PERF
Cameron International Corporation	MEGHA ENGINEERING	IN	63658588	9/9/2011 0:00	7/30/2012 0:00	USD	172500	172500	PERF
Cameron International Corporation	NILIT LTD.	IL	63658589	9/9/2011 0:00	3/14/2012 0:00	USD	51300	51300	PERF
Cameron International Corporation	PROFIT VAST INTERNATIONAL LIMITED	CN	63658590	9/9/2011 0:00	2/28/2013 0:00	USD	136250	136250	PERF
Cameron International Corporation	SAMSUNG-BP CHEMICAL CO., LTD.	KR	63658591	9/9/2011 0:00	2/28/2013 0:00	USD	307000	307000	PERF
Cameron International Corporation	DAELIM INDUSTRRIAL CO., LTD.	KR	63658612	9/14/2011 0:00	6/16/2014 0:00	USD	893284.5	893284.5	PERF
Cameron International Corporation	BANK OF CHINA LTD.	CN	63658620	9/14/2011 0:00	3/20/2012 0:00	USD	300000	300000	PERF
Cameron International Corporation	BANK OF CHINA LTD	CN	63658621	9/14/2011 0:00	3/20/2012 0:00	USD	200000	200000	PERF
Cameron International Corporation	CBI INC.	US	63658623	9/14/2011 0:00	8/31/2012 0:00	USD	1036239.4	1036239.4	PERF
Cameron International Corporation	CBI INC.	US	63658622	9/14/2011 0:00	5/31/2012 0:00	USD	82057.1	82057.1	PERF
Cameron International Corporation	POWERMEX GMBH CORP	VG	63658722	9/27/2011 0:00	7/12/2012 0:00	USD	799123.87	799123.87	PERF
Cameron International Corporation	LG CHEM	KR	63658743	9/27/2011 0:00	8/10/2012 0:00	USD	324900	324900	PERF
Cameron International Corporation	LG CHEM	KR	63658744	9/27/2011 0:00	8/10/2012 0:00	USD	162450	162450	PERF
Cameron International Corporation	KONKOLA COPPER MINES PLC.	ZM	63658860	10/7/2011 0:00	2/29/2012 0:00	EUR	62240	83501.18	PERF

Cameron International Corporation	GYM S.A.	PE	63658884	10/11/2011 0:00	11/30/2012 0:00	USD	55467	55467	PERF
Cameron International Corporation	GYM S.A.	PE	63658885	10/11/2011 0:00	11/30/2012 0:00	USD	36570	36570	PERF
Cameron International Corporation	GYM S.A.	PE	63658886	10/11/2011 0:00	11/30/2012 0:00	USD	46461	46461	PERF
Cameron System Srl	TECNIMONT KT S.P.A.	IT	63658895	10/13/2011 0:00	4/30/2012 0:00	EUR	120000	160992	PERF
Cameron International Corporation	KONKOLA COPPER MINES PLC.	ZM	63658912	10/14/2011 0:00	2/29/2012 0:00	USD	503934.4	503934.4	PERF
Cameron International Corporation	SINOPEC USA, INC.	US	63658913	10/14/2011 0:00	7/3/2013 0:00	USD	126822.2	126822.2	PERF
Cameron International Corporation	CHINA PETROLEUM TECHNOLOGY AND	CN	63658914	10/14/2011 0:00	10/31/2013 0:00	USD	18120	18120	PERF
Cameron System Srl	TERNA S.A.	GR	63658866	10/17/2011 0:00	9/20/2012 0:00	EUR	455475.4	611065.8	PERF
Cameron System Srl	TERNA S.A.	GR	63658861	10/17/2011 0:00	9/20/2013 0:00	EUR	455475.4	611065.8	PERF
Cameron International Corporation	AIR LIQUIDE ENGINEERING	FR	63659026	10/27/2011 0:00	6/30/2013 0:00	USD	146359.6	146359.6	PERF
Cameron International Corporation	CHINA MACHINERY ENGINEERING	CN	63659027	10/27/2011 0:00	12/15/2012 0:00	USD	1078470	1078470	PERF
Cameron International Corporation	SINOPEC USA INC	US	63659028	10/27/2011 0:00	7/1/2013 0:00	USD	148798	148798	PERF
Cameron International Corporation	CHINA MACHINERY ENGINEERING	CN	63659037	10/28/2011 0:00	12/15/2012 0:00	USD	1078470	1078470	PERF
Cameron International Corporation	JSC CRYOGENAMSH	RU	63659109	11/4/2011 0:00	11/30/2014 0:00	USD	53878	53878	PERF
Cameron System Srl	SFERA LLC	RU	63659110	11/4/2011 0:00	8/31/2012 0:00	EUR	948000	1271836.8	PERF
Cameron International Corporation	AMEC AMERICAS LTD.	CA	63659178	11/15/2011 0:00	3/31/2012 0:00	EUR	31150.17	41791.07	PERF
Cameron International Corporation	GAS NATURAL DE LIMA Y CALLAO S.A.	PE	63659185	11/15/2011 0:00	11/15/2012 0:00	USD	15368.4	15368.4	PERF
Cameron International Corporation	AIR LIQUIDE ENGINEERING	FR	63659190	11/16/2011 0:00	8/1/2012 0:00	USD	150021.2	150021.2	PERF
Cameron International Corporation	CITIBANK, N.A.	QA	63659191	11/17/2011 0:00	4/21/2013 0:00	USD	148672.6	148672.6	FIN
Cameron International Corporation	CITIBANK, N.A., LONDON	GB	63659192	11/17/2011 0:00	5/1/2013 0:00	USD	749971	749971	PERF
Cameron System Srl	KONKOLA COPPER MINES PLC.	ZM	63659242	11/23/2011 0:00	7/31/2013 0:00	EUR	31120	41750.59	PERF
Cameron International Corporation	AIR LIQUIDE ENGINEERING	FR	63659318	12/7/2011 0:00	6/30/2013 0:00	USD	172833.14	172833.14	PERF
Cameron System Srl	SFERA LLC	RU	63659317	12/7/2011 0:00	12/15/2012 0:00	EUR	2586900	3470585.04	PERF
Cameron System Srl	SFERA LLC	RU	63659316	12/7/2011 0:00	12/25/2012 0:00	EUR	2656242	3563614.27	PERF
Cameron System Srl	CONTROL PROCESS S.A.	PL	63659308	12/7/2011 0:00	6/30/2013 0:00	USD	822000	822000	PERF
Cameron International Corporation	CITIBANK N.A. LONDON	GB	63659328	12/8/2011 0:00	3/31/2012 0:00	USD	287592.32	287592.32	PERF
Cameron International Corporation	BIOVET JSC	BG	63659411	12/13/2011 0:00	1/31/2013 0:00	EUR	135000	181116	PERF
Cameron International Corporation	AIR LIQUIDE ENGINEERING SA	FR	63659412	12/13/2011 0:00	6/30/2013 0:00	USD	222311.15	222311.15	PERF
Cameron International Corporation	CITIBANK DEL PERU S.A.,	PE	63659431	12/14/2011 0:00	3/17/2012 0:00	USD	329228.76	329228.76	PERF
Cameron International Corporation	SINOPEC USA INC.	US	63659497	12/20/2011 0:00	10/14/2013 0:00	USD	6767.78	6767.78	FIN
Cameron International Corporation	JT INTERNATIONAL HOLDING B.V.	NL	63659489	12/20/2011 0:00	10/31/2012 0:00	USD	98050	98050	PERF
Cameron International Corporation	SINOPEC USA INC.	US	63659498	12/20/2011 0:00	10/14/2013 0:00	USD	144579	144579	PERF
Cameron International Corporation	CITIBANK CANADA	CA	63659499	12/21/2011 0:00	11/1/2015 0:00	USD	125565.5	125565.5	PERF
Cameron International Corporation	TECHINT S.A. DE C.V.	MX	63659515	12/22/2011 0:00	6/21/2012 0:00	USD	156329.6	156329.6	PERF
Cameron International Corporation	TECHINT S.A. DE C.V.	MX	63659514	12/23/2011 0:00	6/21/2012 0:00	USD	117247.2	117247.2	PERF
Cameron International Corporation	Chiyoda corporation ‐ jgc	JP	63659501	12/23/2011 0:00	6/15/2015 0:00	USD	390066.6	390066.6	FIN
Cameron International Corporation	ENAP SIPETROL, S.A.	EC	63659544	12/27/2011 0:00	6/20/2012 0:00	USD	1055782.1	1055782.1	PERF
Cameron International Corporation	SAMSUNG HEAVY INDUSTRIES CO LTD	KR	63659561	12/27/2011 0:00	10/4/2012 0:00	USD	148500.9	148500.9	PERF
Cameron International Corporation	Hyundai heavy industries co., ltd.	KR	63659591	12/29/2011 0:00	12/31/2015 0:00	USD	149500	149500	FIN

Cameron International Corporation	SAMSUNG HEAVY INDUSTRIES CO. LTD	KR	63659620	1/5/2012 0:00	9/29/2012 0:00	USD	154117.2	154117.2	FIN
Cameron International Corporation	PROGETTI EUROPA AND GLOBAL SPA	IT	63659622	1/5/2012 0:00	8/31/2012 0:00	USD	35219	35219	FIN
Cameron International Corporation	JSC CRYOGENMASH	RU	63659613	1/9/2012 0:00	1/15/2015 0:00	USD	175040	175040	PERF
Cameron International Corporation	SINOPEC USA INC.	US	63659671	1/10/2012 0:00	10/10/2013 0:00	USD	26685.5	26685.5	PERF
Cameron International Corporation	AIR LIQUIDE (HANGZHOU) CO LTD.	CN	63659694	1/12/2012 0:00	2/7/2013 0:00	USD	388500	388500	PERF
Cameron International Corporation	AIR LIQUIDE ENGINEERING SA	FR	63659697	1/12/2012 0:00	9/24/2012 0:00	USD	131760.9	131760.9	PERF
Cameron International Corporation	DAEWOO SHIPBUILDING AND	KR	63659727	1/18/2012 0:00	9/30/2012 0:00	USD	99726.32	99726.32	FIN
Cameron International Corporation	CITIBANK N.A. LONDON	GB	63659756	1/20/2012 0:00	10/30/2013 0:00	USD	173169.44	173169.44	PERF
Cameron International Corporation	POWERMEX GMBH CORP.	VG	63659757	1/20/2012 0:00	7/12/2012 0:00	USD	532749.25	532749.25	PERF
Cameron International Corporation	MONNET ISPAT AND ENERGY LTD	IN	63659758	1/20/2012 0:00	6/26/2012 0:00	USD	51250	51250	PERF
Cameron International Corporation	RELIANCE INDUSTRIES LIMITED	IN	63659766	1/23/2012 0:00	6/4/2012 0:00	EUR	128500	172395.6	PERF
Cameron International Corporation	RELIANCE INDUSTRIES LIMITED	IN	63659773	1/24/2012 0:00	6/4/2012 0:00	EUR	321250	430989	PERF
Cameron International Corporation	BANK OF CHINA	CN	63659787	1/25/2012 0:00	9/30/2012 0:00	USD	160000	160000	PERF
Cameron International Corporation	BANK OF CHINA HEAD OFFICE	CN	63659788	1/25/2012 0:00	9/30/2012 0:00	USD	180000	180000	PERF
Cameron International Corporation	BANK OF CHINA	CN	63659789	1/25/2012 0:00	9/30/2012 0:00	USD	200000	200000	PERF
Cameron International Corporation	BANK OF CHINA	CN	63659790	1/25/2012 0:00	9/30/2012 0:00	USD	380000	380000	PERF
Cameron International Corporation	BANK OF CHINA	CN	63659791	1/25/2012 0:00	9/30/2012 0:00	USD	180000	180000	PERF
Cameron International Corporation	BANK OF CHINA	CN	63659792	1/25/2012 0:00	9/30/2012 0:00	USD	320000	320000	PERF
Cameron International Corporation	BANK OF CHINA	CN	63659793	1/25/2012 0:00	9/30/2012 0:00	USD	380000	380000	PERF
Cameron International Corporation	BANK OF CHINA	CN	63659794	1/25/2012 0:00	9/30/2012 0:00	USD	640000	640000	PERF
Cameron International Corporation	BANK OF CHINA	CN	63659797	1/25/2012 0:00	9/30/2012 0:00	USD	720000	720000	PERF
Cameron International Corporation	BANK OF CHINA	CN	63659795	1/25/2012 0:00	9/30/2012 0:00	USD	160000	160000	PERF
Cameron International Corporation	BANK OF CHINA	CN	63659796	1/25/2012 0:00	9/30/2012 0:00	USD	460000	460000	PERF
Cameron International Corporation	BANK OF CHINA	CN	63659798	1/25/2012 0:00	9/30/2012 0:00	USD	340000	340000	PERF
Cameron International Corporation	BANK OF CHINA	CN	63659842	1/31/2012 0:00	8/6/2012 0:00	USD	600000	600000	PERF
Cameron International Corporation	SINOPEC USA INC.	US	63659845	1/31/2012 0:00	9/12/2013 0:00	USD	50309	50309	PERF
Cameron International Corporation	DAEWOO SHIPBUILDING AND	KR	63659846	1/31/2012 0:00	9/30/2012 0:00	USD	494865.5	494865.5	PERF
Cameron International Corporation	KONKOLA COPPER MINES PLC.	ZM	63659849	2/1/2012 0:00	7/31/2013 0:00	USD	143328.6	143328.6	PERF

SCHEDULE 1.01(B)

Exiting Letters of Credit

 See attached.

Schedule 1.01(b)
 Exiting Letters of Credit

LG Number	Status	Applicant Reference	Type	Applicant	Beneficiary	Country	Applicants Bank	Issuing Bank	Amount	Amound in USD	Currency	Issued Date	Expiry Date	Utilized Amount	Balance Amount	Balance in USD
63651365	Active	TAH-CTC-SBS-04-23 AMEND #3	Performance Guarantee	CAMERON INTERNATIONAL	CHEVRON	United States	CITIBANK N.A.	Citibank, N.A.	11665922	11665922	USD	7/1/2009	9/5/2013	0	11665922	11665922
63666188	Active	INC0456022	Payment Guarantee	CAMERON DO BRASIL LIMITADA	SECRETARIA DE ESTADO DOS NEGOCIOS	Brazil	CITIBANK N.A.	BANCO CITIBANK, S.A., BRAZIL	25474048	11969745.79	BRL	9/27/2012	9/26/2014	0	25474048.3	11969745.79
63659199	Active	BHP SHENZI	Performance Guarantee	CAMERON INTERNATIONAL	BHP BILLITON DEEPWATER INC.	United States	CITIBANK N.A.	CITIBANK, N.A.	840002.6	840002.6	USD	11/18/2011	12/31/2013	0	840002.6	840002.6
63658174	Active	S51609	Advance Payment Guarantee	CAMERON DO BRASIL LIMITADA	FLEXIBRAS TUBOS	Brazil	CITIBANK N.A.	Banco Citibank SA	1560565.4	733278.4795	BRL	7/19/2011	7/1/2013	0	1560565.42	733278.4795
63654223	Expired	625.01.2010.00 1970.1	Payment Guarantee	CAMERON DO BRASIL LIMITADA	First State Treasury Court	Brazil	CITIBANK N.A.	Banco Citi Bank NA Brazil	8934219.1	4198010.88	BRL	4/23/2010	4/20/2013	0	8934219.12	4198010.88
63656275	Expired	12689.001081/ 2010.32	Payment Guarantee	CAMERON DO BRASIL LIMITADA	FEDERAL REVENUE OF BRAZIL	Brazil	CITIBANK N.A.	Banco Citibank SA	281952.74	132483.9535	BRL	12/8/2010	12/7/2012	0	281952.74	132483.9535
63658161	Active	599744	Advance Payment Guarantee	CAMERON DO BRASIL LIMITADA	SAIPEM DO BRASIL	Brazil	CITIBANK N.A.	Banco Citibank SA	9382396.1	4408600.279	BRL	7/15/2011	8/31/2013	0	9382396.1	4408600.279

SCHEDULE 1.01(C)

Pricing Schedule

	Level I	Level II	Level III	Level IV	Level V	Level VI
	Status	Status	Status	Status	Status	Status
Commitment Fee	.150%	.175%	.200%	.250%	.350%	.450%
Issuance Fee – Secured Letters of Credit	.250%	.250%	.250%	.250%	.375%	1.000%
Issuance Fee – Unsecured Financial Letters of Credit	1.250%	1.250%	1.500%	2.000%	2.250%	2.500%
Issuance Fee – Unsecured Performance Letters of Credit	.625%	.625%	.750%	1.000%	1.125%	1.250%

For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

“Level I Status” exists at any date if, on such date, Cameron’s Moody’s Rating is A2 or better or Cameron’s S&P Rating is A or better.

“Level II Status” exists at any date if, on such date, (a) Cameron has not qualified for Level I Status and (ii) Cameron ‘s Moody’s Rating is A3 or better or Cameron’s S&P Rating is A- or better.

“Level III Status” exists at any date if, on such date, (a) Cameron has not qualified for Level I Status or Level II Status and (ii) Cameron’s Moody’s Rating is Baa1 or better or Cameron’s S&P Rating is BBB+ or better.

“Level IV Status” exists at any date if, on such date, (a) Cameron has not qualified for Level I Status, Level II Status or Level III Status and (ii) Cameron’s Moody’s Rating is Baa2 or better or Cameron’s S&P Rating is BBB or better.

“Level V Status” exists at any date if, on such date, (a) Cameron has not qualified for Level I Status, Level II Status, Level III Status or Level IV Status and (ii) Cameron’s Moody’s Rating is Baa3 or better or Cameron’s S&P Rating is BBB- or better.

“Level VI Status” exists at any date if, on such date, Cameron has not qualified for Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status.

“Moody’s Rating” means, at any time, the rating issued by Moody’s and then in effect with respect to Cameron’s senior unsecured long-term debt securities without third-party credit enhancement.

“S&P Rating” means, at any time, the rating issued by S&P and then in effect with respect to Cameron’s senior unsecured long-term debt securities without third-party credit enhancement.

“Status” means either Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status or Level VI Status.

The applicable Issuance Fee and Commitment Fee shall be determined in accordance with the foregoing table based on Cameron’s Status as determined by the then-current Moody’s Rating and S&P Rating. The credit rating in effect on any date for the purposes of this Pricing Grid is that in effect at the close of business on such date. If at any time Cameron has neither a Moody’s Rating nor an S&P Rating, then Level VI Status, or such other pricing level as may be agreed by Cameron and the Letter of Credit Issuer shall exist. If the credit ratings from Moody’s and S&P fall within different categories, Cameron’s Status shall be based on the higher of the two ratings unless the lower rating is two or more levels below the higher rating, in which case the rating which is one level above the lower rating will apply. If at any time Cameron has only a single rating from either Moody’s or S&P, then Cameron’s status shall be based on the sole remaining rating.

SCHEDULE 4.01(H)(I)

Subsidiaries

See attached.

CAMERON INTERNATIONAL CORPORATION -- SUBSIDIARIES & JOINT VENTURES
(Active as of May 16, 2013)
	% Owned		State/Country of
	By	% Owned	Incorporation or
Cameron International Corporation (Delaware) -- Parent - 100	Subsidiary	By CAM	Organization

1 - Cameron Algerie S.á.r.l. 13		100%	Algeria
1 - Cameron Al Rushaid Limited Company[6]		50%	Saudi Arabia
1 - Cameron Gabon, S.A. (1 share owned by Chairman)		100%	Gabon
1 - Cameron/Curtiss-Wright EMD LLC		50%	USA (Delaware)
1 - Cameron Offshore Systems Nigeria Limited		100%	Nigeria
1 - Cameron Services Middle East LLC (Joint Venture - 51% owned by 3rd party)	25%	24%	Oman
1 - Cameron Venezolana, S.A. - (51% owned by Cameron Petroleum Equipment Group, Inc.)	51%	49%	Venezuela
1 - Cameron Angola - Prestaçao de Serviços, Limitada 13	1%	99%	Angola
1 - Compression Services Company		100%	USA (Ohio)
1 - Cooper Cameron Foreign Sales Company Ltd.		100%	Barbados
1 - Cameron German Holdings GmbH		100%	Germany
1- OneSubsea Lux German Holdings SARL		100%	Luxembourg
1 - Cameron Foreign Holdings Corp.[29]	46.95%	53.05%	USA (Delaware)
1- Beltway 8 Insurance Ltd.		100.00%	Bermuda
1 - Cameron International Holding Corp.[12]	11.13%	88.87%	USA (Nevada)
2 - Pressure Peak for Oil Equipment and Appliances Services and General Trading, Limited Liability Private Company	100%		Iraq
2 - Cameron Global Holdings LP30	100%		Canada (Ontario)
3 - Cameron Lux I SARL[9]	100%		Luxembourg
4 - Angola Oilfield Equipment Limited[18]	49%		Cayman Islands
4 - Cameron Middle East Ltd.	100%		Cayman Islands
5 - Cameron Middle East FZE	100%		United Arab Emirites
4 - Cameron Products Ltd.	100%		Cayman Islands
4 - Cameron Russia Ltd.	100%		Cayman Islands
4 - Cameron Services Russia Ltd.	100%		Cayman Islands
4 - Cameron Cayman Limited[19]	100%		Cayman Islands
5 - ShanDong Cameron Petroleum Equipment, Ltd.	100%		China
4 - Cameron (Trinidad) Limited	100%		Trinidad and Tobago
4 - Cameron International Malaysia Sdn Bhd (Malaysia residents own 2 shares) [in process of liquidation]	99.99%		Malaysia
4 - Cooper Cameron Libya Limited	50%		Malta
4 - Cameron Lux II SARL	100%		Luxembourg
5 - Cameron Lux III SARL	100%		Luxembourg
6 - Cameron Lux V SARL	100%		Luxembourg
7 - CIC Oilfield Services LLC	100%		USA (Delaware)
7 - Cameron Lux IV SARL	100%		Luxembourg
8 - NATCO Canada, ULC	100%		Canada (Alberta)
7 - Cameron Subsea Holding C.V.[33]	100%		Netherlands
8 - OneSubsea B.V.	100%		Netherlands
9 - OneSubsea Lux SARL	100%		Luxembourg
10 - OneSubsea Lux AUD SARL	100%		Luxembourg
10 - Cameron Lux BRL SARL	100%		Luxembourg
10 - OneSubsea Lux EUR SARL	100%		Luxembourg
10 - OneSubsea Lux GBP SARL	100%		Luxembourg
10 - OneSubsea Lux USD SARL	100%		Luxembourg
10 - OneSubsea Investments UK Limited	100%		United Kingdom
11 - OneSubsea IP UK Limited	100%		United Kingdom
11 - OneSubsea Australia Holdings Pty Ltd	100%		Australia
10 - Cameron (Shenzhen) Systems Co., Ltd.	100%		China
7 - Cameron Lux AUD SARL	100%		Luxembourg
7 - Cameron Lux BRL II SARL	100%		Luxembourg
7 - Cameron Lux CAD SARL	100%		Luxembourg
7 - Cameron Lux EUR SARL	100%		Luxembourg
7 - Cameron Lux GBP SARL	100%		Luxembourg
8 - Cameron Lux Global Finance SARL	100%		Luxembourg
7 - Cameron Lux MXN SARL	100%		Luxembourg
7 - Cameron Lux MYR SARL	100%		Luxembourg
7 - Cameron Lux NOK SARL	100%		Luxembourg
7 - Cameron Lux USD SARL	100%		Luxembourg
7 - Cameron APME Holding Pty Ltd[14]	100%		Australia
8 - Cameron Australasia Pty. Ltd.	100%		Australia
9 - Cameron Services International Pty Ltd	100%		Australia
9 - OneSubsea Australia Pty Ltd	100%		Australia
8 - Cameron Solutions Sdn Bhd	100%		Malaysia
8 - Cameron (Singapore) Pte. Ltd.	100%		Singapore
9 - Cameron Systems Shanghai Co., Ltd.	100%		China
9 - Riyan Cameron (B) Sendirian Berhad	85%		Brunei
9 - PT Cameron Systems - (Joint Venture - 8% owned by 3rd party)	92%		Indonesia
9 - Cameron Equipment (Shanghai) Co., Ltd.	100%		China
9 - Cameron Beijing Commercial Co., Ltd.	100%		China
9 - Cooper Cameron Corporation Sdn Bhd [in process of liquidation]	100%		Malaysia
9 - Cameron (Gaomi) Systems Co., Ltd.	100%		China
9 - Bohai Cameron Flow Control Equipment (Tianjin) Co., Ltd. 32	49%		China
9 - Cameron (B) Sdn Bhd[35]	99.90%		Brunei

	% Owned		State/Country of
	By	% Owned	Incorporation or
Cameron International Corporation (Delaware) -- Parent - 100	Subsidiary	By CAM	Organization

8 - Cameron International Malaysia Systems Sdn Bhd	100%		Malaysia
7 - Cameron GH GmbH & Co. KG27	100%		Germany
7 - Cameron Flow Control Technology GmbH	100%		Germany
7 - Cameron Ireland Limited	100%		Ireland
7 - Cameron Systems (Ireland) Limited	100%		Ireland
8 - Cameron Subsea IP Limited	100%		Ireland
7 - Cameron Italy Holding S.r.l.	100%		Italy
8 - Cameron Italy S.R.L.	100%		Italy
8- Cameron Systems S.R.L.	100%		Italy
7 - Cameron Holding (Dutch) B.V.	100%		Netherlands
8 - Cameron Canada Corporation[23]	100%		Canada (Nova Scotia)
9 - OneSubsea Canada ULC	100%		Canada (Alberta)
9 - Cameron Lux APME SARL	100%		Luxembourg
9 - 7286902 Canada Inc.	100%		Canada (Alberta)
10 - I.C.I. Solutions Inc.[34]	100%		Canada (Alberta)
11 - I.C.I. Artificial Lift Inc.	100%		Canada (Alberta)
12 - Oil River Services Ltd.	100%		Canada (Saskatchewan)
11 - 1238585 Alberta Ltd.	100%		Canada (Alberta)
8 - Cameron do Brasil Ltda. (1 share owned by Cameron Lux II SARL)	100%		Brazil
9 - On/Off Manufatura e Comércio de Vávulas Ltda.	100%		Brazil
[1 share owned by Cameron Lux I SARL]
10 - Vescon Equipamentos Industriais Ltda.	100%		Brazil
7 - Cameron Petroleum (UK) Limited	100%		United Kingdom
8 - Cameron Petroleum Investments Limited	100%		United Kingdom
9 - Cameron Manufacturing (India) Private Limited	100%		India
9 - Flow Control-Tati Production Sdn. Bhd.	49%		Malaysia
8 - International Valves Limited	100%		United Kingdom
8 - Cameron Technologies UK Limited	100%		United Kingdom
8 - Cameron Systems Limited	100%		United Kingdom
8 - Axsia Howmar Limited	100%		United Kingdom
9 - Fluid Processing (L) Bhd	100%		Labuan
8 - Cameron Products Limited	100%		United Kingdom
8 - Cameron France, S.A.S.	100%		France
8 - NATCO Luxembourg SARL	100%		Luxembourg
9 - Cameron Norge Holding AS	100%		Norway
10 - Cameron Systems AS	100%		Norway
10 - Cameron Holding (Norway) AS	100%		Norway
11 - Cameron Norge AS	100%		Norway
10 - Cameron Sense AS	100%		Norway
11 - Cameron Rig Solutions Canada Ltd.	100%		Canada (Alberta)
12 - TTS Sense Mexico S.A. de C.V. (.002% owned by Cameron Sense AS)	99.998%		Mexico
13 - Servicios TTS Sense Tihuatian S.A. de C.V. (.002% owned by Cameron Sense AS)	99.998%		Mexico
11 - Cameron Sense Pte. Ltd.	100%		Singapore
11 - TTS Sense - Industria, Comercio e Servicos em Petroleo Ltda.[31]	99.999%		Brazil
11 - TTS Sense Mud BV	100%		Netherlands
11 - Cameron Sense Drillrig AS	100%		Norway
11 - Drill Finance AS	100%		Norway
11 - TTS Energy (China) Company Limited	100%		China
11 - Sense DrillFab AS25	49.9%		Norway
11 - Maskinering og Sveiseservice AS26	34%		Norway
9 - NATCO Al Rushaid Middle East Ltd.[6]	50%		Saudi Arabia
8 - Cameron Flow Control Technology (UK) Limited	100%		United Kingdom
9 - Jiskoot Holdings Limited	100%		United Kingdom
10 - Jiskoot Limited	100%		United Kingdom
9 - Petreco International (Middle East) Limited	100%		United Kingdom
8 - Cameron Flow Control Services (UK) Limited	100%		United Kingdom
9 - Cairntoul Well Equipment Services Limited	100%		Scotland
9 - Cairnwell Management Services Limited	100%		Scotland
8 - OneSubsea Holding Limited	100%		Cayman Islands
9 - Cameron Limited	100%		United Kingdom
10 - Cameron Offshore Engineering Limited	100%		United Kingdom
10 - Cameron Pension Trustee Limited	100%		United Kingdom
10 - D.E.S. Operstions Limited	100%		United Kingdom
10 - OneSubsea German Holdings GmbH	100%		Germany
11 - Cameron GmbH	100%		Germany
10 - Fluid Processing Sdn Bhd[7]	20%		Malaysia
10 - Axsia Serck Baker Nigeria Ltd.	100%		Nigeria
8 - Cameron International Holding B.V.	100%		Netherlands
9 - Cameron Energy Services B.V.	100%		Netherlands
9 - Cameron B.V.	100%		Netherlands
7 - Cameron Wellhead Services, LLC	100%		USA (Nevada)
8 - Cameron (Malaysia) Sdn Bhd[1]	100%		Malaysia
8- Cameron Argentina S.A.I.C. (122,700 shares owned by Cameron Petroleum Equipment Group, Inc. -1%	100%		Argentina
8 - Cameron de Mexico S.A. de C.V. 13	100%		Mexico
7 - Cameron Industries Limited	100%		United Kingdom
8 - Axsia Holdings Limited	100%		United Kingdom
7 - Cameron Colombia LLC	100%		USA (Delaware)

	% Owned		State/Country of
	By	% Owned	Incorporation or
Cameron International Corporation (Delaware) -- Parent - 100	Subsidiary	By CAM	Organization

100%
7 - Cameron Poland sp. zo.o.

	% Owned		State/Country of
	By	% Owned	Incorporation or
Cameron International Corporation (Delaware) -- Parent - 100	Subsidiary	By CAM	Organization

6 - Cameron Korea Limited	100%		Korea
6 - Cameron Valves - Trading and Industrial Services, Sociedad Unipessoal LDA	100%		Portugal
7 - Cameron Valves & Measurement West Africa Limited	70%		Nigeria
6 - Cameron Netherlands B.V. (8.26% held by Cameron Holding (Dutch) BV)	91.74%		Netherlands
7 - Cameron Egypt LLC (.1% owned by Cameron Lux III SARL)	100%		Egypt
7 - Cameron Euro Automation Center B.V.	100%		Netherlands
7 - Caméron România S.R.L.	100%		Romania
7 - Cameron Investment Holding LLC (.1% owned by Cameron Lux III SARL)	100%		Russia
6 - SBS Oilfield Equipment GmbH	100%		Austria
6 - SBS Immobilienentwicklung und -verwertungs GmbH (0.1% owned by Cameron Limited)	100%		Austria
6 - Geographe Energy Singapore Pte Ltd	100%		Singapore
7 - PT Cameron Services International	100%		Indonesia
5 - Cameron Ireland Holding Company[15]	100%		Ireland
1 - Cameron (Holding) Corp.[17]	27.08%	72.92%	USA (Nevada)
2- Cameron Technologies, Inc.	100%		USA (Delaware)
3 - NuFlo Finance and Royalty Company	100%		USA (Delaware)
3 - Cameron Technologies US, Inc.	100%		USA (Delaware)
2- Newco Valves, LLC[11]	51%		USA (Texas)
3 - Newmans SRL (80% owned by Barone Aldo)	20%		Italy
3 - Newmans Valves Limited	100%		Canada
4 - Newmans International Ltd.	100%		China (Hong Kong)
5 - Newmans Valve Australia Pty	100%		Australia
5 - Newmans Shanghai Trading Ltd.	100%		China
5 - Newmans (Yancheng) Valve Manufacturing Ltd.[20]	51%		China
6 - Newmans (Yancheng) Cast Steel Ltd.[21]	70%		China
1 - Sequel Holding, Inc.		100%	USA (Delaware)
1 - Cameron Systems de Venezuela, S.A.		100%	Venezuela
1 - Cameron Energy Services International, Inc.		100%	USA (Ohio)
2 - Canada Tiefbohrgeräte und Maschinenfabrik GmbH 13	100%		Austria
1 - Cameron Petroleum Equipment Group, Inc.		100%	USA (Delaware)
1 - NATCO Group Inc.		100%	USA (Delaware)
2 - Cameron Resources Inc.	100%		USA (Delaware)
3 - Cameron Solutions Inc.	100%		USA (Delaware)
4 - Cameron Colombia Ltda (1 share owned by NATCO Holdings LLC)	100%		Colombia
4 - NATCO Holdings LLC	100%		USA (Delaware)
4 - Linco-Electromatic, Inc.	100%		USA (Texas)
4 - Connor Sales Company, Inc.	100%		USA (North Dakota)
4 - Cameron Japan Ltd.[3]	60%		Japan
4 - Cameron Inc.	100%		USA (Louisiana)
5 - TEST International[8]	100%		Cayman Islands
5 - TEST Angola - Tecnologia e Serviços Petrolíferos, Lda.[4]	49%		Angola
5 - TPS (Technical Petroleum Services) Nigeria Limited	100%		Nigeria
5 - Process Analytical Applications, Inc.	100%		USA (Texas)
5 - TEST Saudi Arabia Ltd.[10]	50%		Saudi Arabia
4 - Petreco-KCC Holding, Inc.	100%		USA (Delaware)
4 - NTG Group de Mexico, S. de R.L. de C.V. (1% owned by NATCO Group Inc.)	100%		Mexico
4 - NTC Technical Services Sdn. Bhd.	100%		Malaysia
1 - Cameron Village LLC		100%	USA (Delaware)
1 - Cameron Rig Solutions, Inc.		100%	USA (Texas)
2 - LeTourneau Technologies Asia Pte. Ltd.	100%		Singapore
2 - LeTourneau Technologies Middle East FZE	100%		United Arab Emirites
1 - Cameron West Coast Inc.		100%	USA (California)
1- Elco Middle East LLC[24]	49%	51%	Oman
1 - Cameron Angola LLC		100%	USA (Delaware)
2 - Cameron Flow Control Technology Cayman Limited	100%		Cayman Islands
1 - OneSubsea LLC		100%	USA (Delaware)
1 - Cameron Nigeria LLC		100%	USA (Delaware)
2 - Cameron Flow Control Technology Nigeria Limited	99.99%	.01%	Nigeria
1 - OneSubsea Holding Cayman Limited		100%	Cayman Islands
1 - OneSubsea Holding II Cayman Limited		100%	Cayman Islands

	% Owned		State/Country of
	By	% Owned	Incorporation or
Cameron International Corporation (Delaware) -- Parent - 100	Subsidiary	By CAM	Organization

1 Local Malaysian law requires that a majority of stock be owned by local residents. Agents hold 51% of stock in trust for the benefit of Cameron Wellhead Services, LLC.
2 Dormant. Created for aborted acquisition.
3 20% owned by Daichi; 20% owned by Modec
4 51% owned by Prodiaman
6 50% owned by Al Rushaid Petroleum Investment Company
7 80% owned by local partner
8 NATCO International payroll company
9 Formerly a Cayman entity; formerly named Cameron Holding (Cayman) Limited
10 50% owned by Abdulla Alsukwaket Trading & Contract
11 49% owned by Argonaut Holdings, LLC (33.24329%), BOKF-CS (Newco Valves), LLC (5.08148%), Steven and Paula Mines 2007 Living Trust (5.39412%), Tulsa-N-Trust (.78111%), Virginia Restovic (2.25% and Ionel Nechiti (2.25%)

12 8.13% owned by Cameron Energy Services International Inc., 2.62% owned by Cameron Solutions Inc., .38% owned by Cameron Technologies, Inc
13 1% owned by Cameron Petroleum Equipment Group, Inc.
14 90% of ordinary shares held by Cameron Lux V SARL; 10% ordinary shares and 100% preference shares held by Cameron Lux APME SARL
15 Cameron Lux II SARL owns 90% and Cameron Lux V SARL owns 10%
16 4.57% by Cameron International Corporation, 4.37% by Cameron Solutions Inc. and 91.06% by Cameron Lux III SARL;
for US tax purposes only 20.24% by Cameron International Corporation, 19.32% by Cameron Solutions Inc. and 60.44% by Cameron Lux III SARL
17 27.08% owned by Cameron International Holding Corp.
18 Joint Venture 51% owned by Mahinda Serviços
19 19.9% owned by Cameron Lux V SARL; 80.1% held by Cameron Lux I SARL
20 51% owned by Newmans International Ltd. (Pty B) and 49% owned by Yancheng Shending Valves Co., Ltd (Pty A)
21 30% owned by Newmans International Ltd. and 40% owned by Newmans (Yancheng) Valves Manufacturing Ltd
23 Natco Canada ULC owns 59,452,742 Class A Preferred Shares
24 49% owned by Cameron International Holding Corp.
25 Joint venture owned 51.1% by Tratec Industier AS
26 Joint venture owned 66% by Astor Landbruk AS
27 Cameron German Holdings GmbH is the 0% General Partner (non-economic holder) and Cameron Lux V SARL is the 100% Limited Partner
28 Cameron Lux V SARL owns 1 common A share representing 94.9% ownership (282,000 DM); Cameron German Holdings GmbH & Co. KG owns 1 preferred share representing 5.1% ownership(18,000 DM)
29 Cameron Solutions Inc. owns 46.95%; Cameron International Corporation owns 53.05%
30 Cameron International Holding Corp. owns 94.6%; Cameron Foreign Holdings Corp. owns 5.4%
31 .0001% owned by Vilma Goncalves Ferreira, Brazilian
32 CNPC Bohai Equipment Manufacturing Co., Ltd. owns 51%
33 Cameron Lux V SARL is the 99% owner and Cameron Lux GBP SARL is the 1% owner. Cameron Lux GBP SARL is the general partner and manages the company.
34 ICI Solutions Inc. is owned 48.91% by Cameron Canada Corporation and 51.09% by 7286902 Canada Inc.
35 S.M. Veerasamy owns .1% in trust for the benefit of Cameron (Singapore) Pte Ltd

SCHEDULE 4.01(H)(II)

Subsidiary Applicants

Subsidiary Applicant	Jurisdiction of	Address	Organizational
			Number
	Organization

Cameron France S.A.S.	France	Plaine Saint-Pierre C-S 620 Beziers Cedex France 34535	582 122 230
Cameron Italy S.R.L	Italy	Via Italo Betto 11 Voghera (PV) Pavia, Italy 27058	12055830157
Cameron Italy Holding S.R.L.	Italy	Via Vittor Pisani, 20 Milan Italy 20124	07138870964
Cameron Systems S.R.L.	Italy	Via Cantu 8/10 Cinisello Balsamo (MI) Milan, Italy 20092)	02980670968
Cameron Systems de Venezuela, S.A.	Venezuela	Rodner, Martinez & Associates Edificio Torre Clement, Piso 2 Piso 2, Avenida Venezuela; Urbanizacion El Rosal Caracas, Venezuela 1060	J-070418881-8
Cameron Venezolana, S.A.	Venezuela	Rodner, Martinez & Associates Edificio Torre Clement, Piso 2 Piso 2, Avenida Venezuela; Urbanizacion El Rosal Caracas, Venezuela 1060	J-07039128-6
Cameron Canada Corporation	Canada (Nova Scotia)	McInnes Cooper Purdy’s Wharf Tower II 1300-1969 Upper Water Street Halifax Nova Scotia B3J 2V1	3200556
Cameron de Mexico, S.A. de S.V.	Mexico	Avenida Acacias S/N Col. Cd. Industrial Bruno Paglia Tejeria Veracruz, Mexico C.P. 91697	CCM-931027JG5
Cameron (Singapore) Pte. Ltd.	Singapore	No. 2 Gul Circle Jurong Industrial Estate Jurong, Singapore 629560	197401101H

SCHEDULE 4.01(V)

Collateral Accounts.

Account Number	Account Institution	Collateral Provider
6733001841	Union Bank, N.A.	Cameron International Corporation

SCHEDULE 5.17

Liens
Liens of Cameron and its Subsidiaries accounted for as capital lease obligations of Cameron or such Subsidiaries.

The capital lease balance as of December 31, 2011 is as follows:

Cameron	$13,706,425
Cameron Canada Corporation	$2,363,312
CES US	$1,437,892
FloTec US	$704,091
Cameron Technologies U.S., Inc.	$311,967
Cameron Valves & Measurement Australia	$73,091
Cameron Valves & Measurement US	$24,718
TOTAL	$18,621,496

EXHIBIT A

Form of Collateral Provider Guaranty

Attached.

EXHIBIT A

FORM OF COLLATERAL PROVIDER GUARANTY

This Collateral Provider Guaranty dated as of [], 20[ ] (this "Guaranty") is made by each of the undersigned (individually a "Guarantor" and collectively, the "Guarantors") in favor of Citibank, N.A.

R E C I T A L S:

A.        Cameron International Corporation, a Delaware corporation (the "Cameron"), certain subsidiaries of Cameron (the "Subsidiary Applicants"), and Citibank, N.A., as letter of credit issuer (the "Letter of Credit Issuer"), have entered into a certain Amended and Restated Continuing Agreement for Letters of Credit dated as of February 2, 2012 (as from time to time modified, supplemented or amended, the "Agreement"). Each capitalized term used but not otherwise defined herein shall have the meaning ascribed to such term by the Agreement.

B.          Each Guarantor is a subsidiary of Cameron and will receive substantial direct and  indirect benefits from the extensions of credit contemplated by the Agreement and is entering into this Guaranty to induce the Letter of Credit Issuer to extend credit to the Applicants thereunder.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration and as an inducement to the Letter of Credit Issuer to issue Letters of Credit at the request of Applicants, each Guarantor hereby agrees as follows:

 Section 1.          Limited-Recourse Guaranty.

(a)     Subject to the limitations in Section 1(b), each Guarantor hereby absolutely, irrevocably and unconditionally guarantees prompt, full and complete payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of (i) all Obligations under the Agreement and (ii) all other amounts from time to time owing to the Letter of Credit Issuer by any Applicant under the Agreement and the other Credit Documents, in each case, whether absolute or contingent and whether for principal, interest, fees, amounts required to be provided as collateral, indemnities, expenses or otherwise (collectively, the "Guaranteed Obligations"). This is a guaranty of payment, not a guaranty of collection.

(b)    The amount of each Guarantor's liability under this Guaranty, however arising (whether in contract, tort or any other legal or equitable theory whatsoever), is expressly limited to the amount of the Collateral (as defined in that certain Security Agreement dated as of February 2, 2012 (the "Security Agreement") among Cameron, the Guarantor, the other Debtors party thereto and the Letter of Credit Issuer), and NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS GUARANTY, THE RIGHTS, REMEDIES AND RECOURSE OF THE LETTER OF CREDIT ISSUER UNDER THIS GUARANTY WILL BE SOLELY LIMITED TO, AND WILL BE ENFORCEABLE SOLELY AGAINST, THE COLLATERAL. THE LETTER OF CREDIT ISSUER WILL NOT SEEK ANY MONEY JUDGMENT OR DEFICIENCY AGAINST ANY ASSETS OF ANY GUARANTOR OTHER THAN THE COLLATERAL.

 Section 2.       Waivers. Each Guarantor waives notice of the acceptance of this Guaranty and of the extension or incurrence of the Guaranteed Obligations or any part thereof. Each Guarantor further waives promptness, presentment, protest, notice, filing of claims with a court in the event of receivership, bankruptcy or reorganization of any Applicant or any other Subsidiary of Cameron, demand or action on delinquency in respect of the Guaranteed Obligations or any part thereof, including any right to require the Letter of Credit Issuer to sue Cameron or any other Applicant, any other guarantor or any other person obligated with respect to the Guaranteed Obligations or any part thereof, or otherwise to enforce payment thereof against any collateral securing the Guaranteed Obligations or any part thereof.

 Section 3.          Guaranty Absolute. Each Guarantor hereby agrees that, to the fullest extent permitted by law, its obligations hereunder shall be continuing, irrevocable, absolute and unconditional under any and all circumstances and not subject to any reduction, limitation, impairment, termination, defense (other than payment in full, subject however to Section 8  hereof), reduction by setoff or counterclaim, or recoupment whatsoever (all of which are hereby expressly waived by it to the fullest extent permitted by law), whether by reason of any claim of any character whatsoever, including, without limitation, any claim of waiver, release, surrender, alteration or compromise. The validity and enforceability of this Guaranty shall not be impaired or affected by and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to any of the following:

(a)     any amendment, waiver, extension, modification or renewal of, or indulgence with respect to, or substitution for, the Guaranteed Obligations or any part thereof or any agreement relating thereto at any time, including any renewal or extension of the time or change of the manner or place of payment;

(b)    any failure or omission to perfect or maintain any lien on, or preserve rights to, any security or collateral or to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or any collateral securing the Guaranteed Obligations or any part thereof;

(c)     any waiver of any right, power or remedy or of any default with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto or with respect to any collateral securing the Guaranteed Obligations or any part thereof;

(d)     any release, surrender, compromise, settlement, waiver, non-perfection, impairment, subordination or modification, with or without consideration, of any collateral securing the Guaranteed Obligations or any part thereof, any other guaranties with respect to the Guaranteed Obligations or any part thereof, or any other obligations of any person thereof;

(e)     the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to any collateral securing the Guaranteed Obligations or any part thereof;

(f)     the application of payments received from any source to the payment of indebtedness other than the Guaranteed Obligations, any part thereof or amounts which are not covered by this Guaranty even though the Lenders might lawfully have elected to apply such payments to any part or all of the Guaranteed Obligations or to amounts which are not covered by this Guaranty;

(g)     any change in the corporate existence, structure or ownership of any Applicant or the insolvency, bankruptcy or any other change in legal status of any Applicant;

(h)     any law, decree, regulation or other governmental act of any jurisdiction or any other event in any way affecting any term of the Guaranteed Obligations or the Letter of Credit Issuer's rights with respect thereto, including, without limitation: (i) the application of any such law, regulation, decree or order, including any prior approval, which would prevent the exchange of a Non-USD Currency (as hereinafter defined) for U.S. Dollars or the remittance of funds outside of such jurisdiction or the unavailability of U.S. Dollars in any legal exchange market in such jurisdiction in accordance with normal commercial practice; or (ii) a declaration of banking moratorium or any suspension of payments by banks in such jurisdiction or the imposition by such jurisdiction or any governmental authority thereof of any moratorium on, the required rescheduling or restructuring of, or required approval of payments on, any indebtedness in such jurisdiction; or (iii) any expropriation, confiscation, nationalization or requisition by such country or any governmental authority that directly or indirectly deprives any Applicant of any assets or its use or of the ability to operate its business or a material part thereof; or (iv) any war (whether or not declared), insurrection, revolution, hostile act, civil strife or similar events occurring in such jurisdiction which has the same effect as the events described in clause (i), (ii) or (iii) above (in each of the cases contemplated in clauses (i) through (iv) above, to the extent occurring or existing on or at any time after the date of this Guaranty);

(i)      the failure of any Applicant to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Guaranteed Obligations or this Guaranty, or to take any other action required in connection with the performance of all obligations pursuant to the Guaranteed Obligations or this Guaranty;

(j)      the existence of any claim, setoff or other right which such Guarantor may have at any time against any Applicant or any other guarantor in connection herewith or with any unrelated transaction;

(k)     the Letter of Credit Issuer's election, in any case or proceeding instituted under Chapter 11 of the United States Bankruptcy Code, of the application of Section 1111(b)(2) of the United States Bankruptcy Code;

(l)      any borrowing, use of cash collateral, or grant of a security interest by any Applicant, as debtor in possession, under Section 363 of the United States Bankruptcy Code;

(m)    the disallowance of all or any portion of any of the Letter of Credit Issuer's claims for repayment of the Guaranteed Obligations under Section 502 or 506 of the United States Bankruptcy Code; or

(n)     any other fact or circumstance which might otherwise constitute a defense available to such Guarantor or grounds at law or equity for the discharge or release of such Guarantor from its obligations hereunder, all whether or not such Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (a) through (m) of this paragraph.

It is agreed that each Guarantor's liability hereunder is independent of any other guaranties or other obligations at any time in effect with respect to the Guaranteed Obligations or any part thereof and that each Guarantor's liability hereunder may be enforced regardless of the existence, validity, enforcement or non-enforcement of any such other guaranties or other obligations or any provision of any applicable law or regulation purporting to prohibit payment by any Applicant of the Guaranteed Obligations in the manner agreed upon among the Letter of Credit Issuer and the Applicants as applicable.

Without limiting the generality of the foregoing and subject to Section 1(b), each Guarantor guarantees that it shall pay the Letter of Credit Issuer strictly in accordance with the express terms of any document or agreement evidencing any Guaranteed Obligation, including in the amounts and in the currency expressly agreed to thereunder, irrespective of and without giving effect to any laws of the jurisdiction where any Applicant is principally located in effect from time to time, or any order, decree or regulation in the jurisdiction where any Applicant is principally located.

 Section 4.       Financial Condition of Applicants. Credit may be granted or continued from time to time by the Letter of Credit Issuer to any Applicant without notice to or authorization from any Guarantor regardless of such Applicant's financial or other condition at the time of any such grant or continuation. The Letter of Credit Issuer shall not have an obligation to disclose or discuss with any Guarantor its assessment of the financial condition of any Applicant.

 Section 5.       Subrogation and Subordination. Until the payment in full of the Guaranteed Obligations, the termination of the Agreement and all commitments which could give rise to any Guaranteed Obligation, and the other conditions of this Guaranty have been satisfied ("Guaranty Termination"), no Guarantor shall have any right of subrogation with respect to the Guaranteed Obligations and hereby waives, until Guaranty Termination occurs, (a) any right to enforce any remedy which the Letter of Credit Issuer now has or may hereafter have against any Applicant, any endorser or any other guarantor of all or any part of the Guaranteed Obligations, (b) any benefit of, and any right to participate in, any security or collateral given to the Letter of Credit Issuer to secure payment of the Guaranteed Obligations or any part thereof or any other liability of any Guarantor to the Letter of Credit Issuer, and (c) any right of subrogation, reimbursement, exoneration, contribution or indemnification, in each case, whether or not such claim, remedy or right arises in equity or under contract, statute or common law. If any amount shall be paid to a Guarantor in violation of the preceding sentence at any time prior to the occurrence of Guaranty Termination, such amount shall be held in trust for the benefit of the Letter of Credit Issuer and shall forthwith be paid to the Letter of Credit Issuer to be credited and applied to the Guaranteed Obligations and any and all other amounts payable by such Guarantor under this Guaranty, whether matured or unmatured, in accordance with the terms of the Credit Documents. Each Guarantor hereby agrees that any indebtedness of any Applicant to such Guarantor shall be subordinated to the Obligations under the Agreement in the manner and on terms satisfactory to the Letter of Credit Issuer.

 Section 6.       Remedies. Each Guarantor authorizes the Letter of Credit Issuer to take any action or exercise any remedy, in each case, as permitted or available at law or equity, with respect to any collateral from time to time securing the Guaranteed Obligations, which the Letter of Credit Issuer in its sole discretion shall determine, without notice to such Guarantor.

 Section 7.          Notice of Remedies. In the event the Letter of Credit Issuer in its sole discretion elects to give notice of any action with respect to any collateral securing the Guaranteed Obligations or any part thereof, 10 days' written notice mailed to a Guarantor by ordinary mail at the address shown hereon shall be deemed reasonable notice of any matters contained in such notice. Each Guarantor consents and agrees that the Letter of Credit Issuer shall not be under any obligation to marshal any assets in favor of such Guarantor or against or in payment of any or all of the Guaranteed Obligations.

 Section 8.           Payment Upon Demand; Reinstatement. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy, administration or reorganization of any Applicant, or otherwise, subject to Section 1(b), all such amounts shall nonetheless be payable by each Guarantor forthwith upon demand by the Letter of Credit Issuer. Each Guarantor further agrees that, to the extent that any Applicant makes a payment or payments to the Letter of Credit Issuer on the Guaranteed Obligations, or the Letter of Credit Issuer receives any proceeds of collateral securing the Guaranteed Obligations, which payment or receipt of proceeds or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be returned or repaid to such Applicant, its estate, trustee, receiver, debtor in possession or any other party, including, without limitation, such Guarantor, under any insolvency or bankruptcy law, state, federal, or foreign law, common law or equitable cause, then to the extent of such payment, return or repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date when such initial payment, reduction or satisfaction occurred.

 Section 9.           Representations and Warranties. Each Guarantor represents and warrants that:

(a)     it is a corporation, partnership or limited liability company (or comparable foreign entity) duly and properly incorporated or organized, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing (or foreign equivalent) under the laws of its jurisdiction of incorporation or organization and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted;

(b)    it is duly qualified and in good standing (to the extent applicable) as a foreign corporation or other business entity and is duly authorized to conduct its business in each jurisdiction in which its business is conducted or proposed to be conducted except where the failure to qualify may not reasonably be expected to have a Material Adverse Effect;

(c)     the execution, delivery and performance by such Guarantor of this Guaranty are within its corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) its memorandum and articles of association, charter or by-laws or (ii) any law or any contractual restriction binding on or affecting such Guarantor;

(d)     no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by such Guarantor of this Guaranty; and

(e)     this Guaranty has been duly executed and delivered by such Guarantor and is its legal, valid and binding obligation, enforceable against such Guarantor in accordance with its terms.

 Section 10.      No Waiver; Amendments. No delay on the part of the Letter of Credit Issuer in the exercise of any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise by the Letter of Credit Issuer of any right, power or remedy shall preclude any further exercise thereof; nor shall any amendment, supplement, modification or waiver of any of the terms or provisions of this Guaranty be binding upon the Letter of Credit Issuer, except as expressly set forth in a writing duly signed and delivered by the Letter of Credit Issuer. The failure by the Letter of Credit Issuer at any time or times hereafter to require strict performance by any Applicant or any Guarantor of any of the provisions, warranties, terms and conditions contained in any security agreement, agreement, guaranty, instrument or document now or at any time or times hereafter executed pursuant to the terms of, or in connection with, the Agreement by any Applicant or any Guarantor and delivered to the Letter of Credit Issuer shall not waive, affect or diminish any right of the Letter of Credit Issuer at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been waived by any act or knowledge of the Letter of Credit Issuer, its agents, officers or employees, unless such waiver is contained in an instrument in writing duly signed and delivered by the Letter of Credit Issuer. No waiver by the Letter of Credit Issuer of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by the Letter of Credit Issuer permitted hereunder shall in any way affect or impair the Letter of Credit Issuer's rights or powers, or the obligations of any Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any Guaranteed Obligations owing by any Applicant to the Letter of Credit Issuer shall be conclusive and binding on each Guarantor irrespective of whether such Guarantor was a party to the suit or action in which such determination was made.

 Section 11.     Continuing Guaranty. This is a continuing guaranty and applies to all Guaranteed Obligations whenever arising. Subject to the provisions of Section 8 hereof, this Guaranty shall continue in full force and effect against each Guarantor until the earlier to occur of (a) Guaranty Termination and (b) termination in writing by the Letter of Credit Issuer of such Guarantor's obligation under the Security Agreement.

 Section 12.       [Intentionally Omitted].

 Section 13.        Set-Off. In addition to and without limitation of any rights, powers or remedies of the Letter of Credit Issuer under applicable law, if an Event of Default has occurred and is continuing, the Letter of Credit Issuer may, in its sole discretion, with notice after the fact to such Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of the Guaranteed Obligations (a) any Collateral and (b) any indebtedness due or to become due from the Letter of Credit Issuer to such Guarantor.

 Section 14.      Taxes. Subject to Section 1(b) above, any and all payments by a Guarantor hereunder will be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding income or franchise taxes imposed on the Letter of Credit Issuer's net income by the jurisdiction under the laws of which the Letter of Credit Issuer is organized or any political subdivision thereof or by the jurisdiction of the Letter of Credit Issuer's lending office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being "Taxes"). If a Guarantor is required by law to deduct any Taxes from or in respect of any sum payable hereunder (a) the sum payable will be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Letter of Credit Issuer will receive an amount equal to the sum it would have received had no such deductions been made, (b) such Guarantor will make such deductions, and (c) such Guarantor will pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. In addition, each Guarantor will pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Guaranty or the Guaranteed Obligations ("Other Taxes"). Such Guarantor will promptly furnish to the Letter of Credit Issuer the original or a certified copy of a receipt evidencing payment thereof. Subject to Section 1(b) above, each Guarantor will indemnify the Letter of Credit Issuer for the full amount of Taxes or Other Taxes paid by the Letter of Credit Issuer or any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted, within 30 days of the Letter of Credit Issuer's request therefor. Without prejudice to the survival of any other agreement contained herein, the Guarantors' agreements and obligations contained in this Section will survive Guaranty Termination.

Notwithstanding anything to the contrary contained herein or in any document or agreement evidencing a Guaranteed Obligation, the Guarantors and the Letter of Credit Issuer (and each of their respective employees, representatives or other agents) may disclose to the U.S. Internal Revenue Service or any other government agency or regulatory body having jurisdiction over the parties, the U.S. tax treatment and U.S. tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to any of the foregoing persons relating to such U.S. tax treatment and U.S. tax structure.

 Section 15.     Guarantors' Credit Decision, Etc. Each Guarantor has, independently and without reliance on the Letter of Credit Issuer and based on such documents and information as such Guarantor has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty. Each Guarantor has adequate means to obtain from the Applicants on a continuing basis information concerning the financial condition, operations and business of the Applicants, and no Guarantor is relying on the Letter of Credit Issuer to provide such information now or in the future. Each Guarantor acknowledges that it will receive substantial direct and indirect benefit from the extensions of credit contemplated by this Guaranty.

 Section 16.     GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAWS RULES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (OR THE STATE COURTS SITTING IN THE BOROUGH OF MANHATTAN IN THE EVENT THE SOUTHERN DISTRICT OF NEW YORK LACKS SUBJECT MATTER JURISDICTION), AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING BROUGHT BY THE LETTER OF CREDIT ISSUER ARISING OUT OF OR RELATING TO THIS GUARANTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH GUARANTOR HEREBY AGREES THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH GUARANTOR AGREES THAT ANY ACTION OR PROCEEDING BROUGHT BY CAMERON OR ANY OF ITS SUBSIDIARIES AGAINST THE LETTER OF CREDIT ISSUER OR ITS AFFILIATES ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE BROUGHT EXCLUSIVELY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (OR THE STATE COURTS SITTING IN THE BOROUGH OF MANHATTAN IN THE EVENT THE SOUTHERN DISTRICT OF NEW YORK LACKS SUBJECT MATTER JURISDICTION), AND ANY APPELLATE COURT FROM ANY THEREOF. NOTHING IN THIS GUARANTY OR IN ANY OTHER CREDIT DOCUMENT SHALL AFFECT ANY RIGHT THAT THE LETTER OF CREDIT ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN ANY COURT OF COMPETENT JURISDICTION, INCLUDING THE JURISDICTIONS OF INCORPORATION OF ANY GUARANTOR NOT INCORPORATED IN THE UNITED STATES.

 Section 17.     SERVICE OF PROCESS. EACH GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT ITS ADDRESS LISTED UNDER ITS SIGNATURE HERETO. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH GUARANTOR HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER CREDIT DOCUMENTS.

 Section 18.     DAMAGES. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY ACTION OR PROCEEDING REFERRED TO IN SECTION 17 ANY EXEMPLARY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES.

 Section 19.     Appointment of Process Agent. Any Guarantor that is not incorporated under the laws of the United States of America (a "Non-U.S. Guarantor") irrevocably appoints CT Corporation System (the "Process Agent"), with an office on the Effective Date at 111 Eighth Avenue, New York, NY 10011, as its agent to receive on behalf of it and its properties service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Such service may be made by mailing by certified mail a copy of such process to the applicable Non-U.S. Guarantor, in care of the Process Agent at the Process Agent's above address, with a copy to Cameron, at its address specified in the Agreement, and each Non-U.S. Guarantor hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, each Non-U.S. Guarantor also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing by certified mail of copies of such process to it at its address listed under its signature hereto. Each Non-U.S. Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section shall affect the right of the Letter of Credit Issuer to serve legal process in any other manner permitted by applicable law or affect the right of the Letter of Credit Issuer to bring any suit, action or proceeding against each Non-U.S. Guarantor or its property in the courts of other jurisdictions.

 Section 20.     WAIVER OF JURY TRIAL. EACH GUARANTOR IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

 Section 21.     Judgment. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in U.S. Dollars into a Non-USD Currency, each Guarantor agrees that the rate of exchange used will be that at which, in accordance with normal banking procedures, the Letter of Credit Issuer could purchase U.S. Dollars with such Non-USD Currency on the business day preceding that on which final judgment is given. Subject to Section 1(b) above, the obligation of each Guarantor in respect of any sum due hereunder will, notwithstanding any judgment in a Non-USD Currency, be discharged only to the extent that on the date such Guarantor makes payment to the Letter of Credit Issuer of any sum adjudged to be so due in such Non-USD Currency, the Letter of Credit Issuer may, in accordance with normal banking procedures, purchase U.S. Dollars with such Non-USD Currency; if the U.S. Dollars so purchased are less than the sum originally due to the Letter of Credit Issuer in U.S. Dollars, each Guarantor agrees, as a separate obligation and notwithstanding any such judgment, subject to Section 1(b) above, to indemnify the Letter of Credit Issuer against such loss, and if the U.S. Dollars so purchased exceed the sum originally due to the Letter of Credit Issuer in U.S. Dollars, the Letter of Credit Issuer agrees to remit to such Guarantor such excess.

 Section 22.     Indemnity. Subject to Section 1(b) above, each Guarantor hereby indemnifies and holds harmless the Letter of Credit Issuer and each of its directors, officers, employees and attorneys (collectively, "Indemnified Parties") from and against any and all expenses, losses, claims, damages, liabilities and expenses (including reasonable fees and disbursements of counsel and claims, damages, losses, liabilities and expenses related to environmental matters) (collectively, "Losses") for which any of them may become liable or which may be incurred by or asserted against an Indemnified Party, in each case arising out of, related to or in connection with (i) the fraud, forgery or illegal action of parties other than the Indemnified Party, (ii) the enforcement of this Guaranty or any rights or remedies under or in connection with this Guaranty, or (iii) the acts or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority or cause or event which is beyond the control of such Indemnified Party; in each case EXPRESSLY INCLUDING ANY SUCH LOSSES ATTRIBUTABLE TO THE NEGLIGENCE OF SUCH INDEMNIFIED PARTY, BUT EXCLUDING ANY SUCH LOSSES ATTRIBUTABLE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY AS DETERMINED PURSUANT TO A FINAL NON-APPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION. IT IS THE INTENT OF THE PARTIES HERETO THAT EACH INDEMNIFIED PARTY SHALL, TO THE EXTENT PROVIDED IN THIS SECTION 22, BE INDEMNIFIED FOR ITS OWN ORDINARY NEGLIGENCE. The Letter of Credit Issuer will provide Cameron prompt notice of any matter (other than matters solely among Indemnified Parties) as to which indemnification pursuant to this Section 22 is claimed. Any Indemnified Party that proposes to settle or compromise any such indemnified claim shall give Cameron written notice of the terms of such proposed settlement or compromise reasonably in advance of settling or compromising such claim or proceeding.

 Section 23.        [Intentionally Omitted.]

 Section 24.     Fraudulent Transfer Laws. Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor under this Guaranty on any date shall be limited to a maximum aggregate amount equal to the largest amount that would not, on such date, render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code of the United States or any applicable provisions of comparable debtor relief laws of any applicable jurisdiction (collectively, the "Fraudulent Transfer Laws"), but only to the extent that any Fraudulent Transfer Law has been found in a final non-appealable judgment of a court of competent jurisdiction to be applicable to such obligations as of such date, in each case

  (a)         after giving effect to all liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws, but specifically excluding

(1)    any liabilities of such Guarantor in respect of intercompany indebtedness to any Applicant or other affiliates of any Applicant to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder;

(2)    any liabilities of such Guarantor under this Guaranty; and

(3)    any liabilities of such Guarantor under other guaranties of and joint and several co-borrowings of debt entered into on the date this Guaranty becomes effective, which contain a limitation as to maximum amount substantially similar to that set forth in this Section 24 (each such other guaranty and joint and several co-borrowing entered into on the date this Guaranty becomes effective, a "Competing Guaranty") to the extent such Guarantor's liabilities under such Competing Guaranty exceed an amount equal to (x) the aggregate principal amount of such Guarantor's obligations under such Competing Guaranty (notwithstanding the operation of that limitation contained in such Competing Guaranty that is substantially similar to this Section 24), multiplied by (y) a fraction (I) the numerator of which is the aggregate principal amount of such Guarantor's obligations under such Competing Guaranty (notwithstanding the operation of that limitation contained in such Competing Guaranty that is substantially similar to this Section 24), and (II) the denominator of which is the sum of (A) the aggregate principal amount of the obligations of such Guarantor under all other Competing Guarantees (notwithstanding the operation of those limitations contained in such other Competing Guarantees that are substantially similar to this Section 24), (B) the aggregate principal amount of the obligations of such Guarantor under this Guaranty (notwithstanding the operation of this Section 24), and (C) the aggregate principal amount of the obligations of such Guarantor under such Competing Guaranty (notwithstanding the operation of that limitation contained in such Competing Guaranty that is substantially similar to this Section 24)); and

  (b)          after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to applicable law or pursuant to the terms of any agreement (including any right of contribution under Section 23).

 Section 25.                  Miscellaneous.

  (a)                    Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

  (b)                  Notice. Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered to any party hereto under this Guaranty shall be served, given or delivered in accordance with Section 8.02 of the Agreement.

  (c)                  Fees nd Expenses. Subject to Section 1(b) above, each Guarantor agrees to pay all costs, fees and expenses (including reasonable attorneys' fees of the Letter of Credit Issuer) incurred by the Letter of Credit Issuer in collecting or enforcing the obligations of such Guarantor under this Guaranty.

  (d)                    Successors and Assigns. This Guaranty shall bind each Guarantor and its successors and assigns and shall inure to the benefit of the Letter of Credit Issuer and its successors and assigns. All references herein to an Applicant shall be deemed to include its respective successors and assigns including, without limitation, a receiver, trustee or debtor in possession of or for such Applicant.

[Signature Page Follows.]

IN WITNESS WHEREOF, each Guarantor has entered into this Guaranty as of [___________].

[____________________]

By:
Print Name:
Title:

Address:

EXHIBIT B

Compliance Certificate

Attached.

EXHIBIT B
FORM OF COMPLIANCE CERTIFICATE

To:                     Citibank, N.A., as Letter of Credit Issue
1615 Brett Road OPS III
New Castle, DE 19720
Attention: Lorie Paulin
Facsimile: 212-994-0961
Email address: lorie.paulin@citi.com

This Compliance Certificate is furnished pursuant to that certain Amended and Restated Continuing Agreement for Letters of Credit dated as of February 2, 2012, (as amended, modified, renewed or extended from time to time, the "Agreement") among Cameron International Corporation, a Delaware corporation ("Cameron"), certain subsidiaries of Cameron that may from time to time be party thereto, and Citibank, N.A., as Letter of Credit Issuer. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

1.       I am the duly elected ---------------------------- of Cameron.

2.        I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of Cameron and its Subsidiaries during the accounting period covered by the attached financial statements (the "Subject Period").

3.       The examinations described in Section 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default or Default during or at the end of the Subject Period or as of the date of this Compliance Certificate, except as set out below.

4.        Schedule I attached hereto sets forth financial data and computations evidencing Cameron's compliance with the covenant in Section 5.22 of the Agreement, all of which data and computations are true, complete and correct, including reasonably detailed calculations by management reflecting the effect on the financial statements furnished hereunder of excluding Unrestricted Subsidiaries.

5.       With respect to the determination of the rates applicable to Commitment Fees and Issuance Fees, Level [ ] Status (as defined in the Pricing Schedule in Schedule 1.01(b) of the Agreement) exists as of the date hereof.

6.       Schedule II attached hereto sets forth the various reports and deliveries which are required at this time under Section 5.01(a) or (b) of the Agreement, as applicable, and under the other Credit Documents, and the status of compliance.

 Described below are the exceptions, if any, to Section 3, listing in detail the nature of the condition or event, the period during which it has existed and the action which any Applicant has taken, is taking, or proposes to take with respect to each such condition or event:

7.       (a) The [quarterly] [annual] financial statements required to be furnished by Cameron under Section 5.01[(a)(i)][(b)(i)] of the Agreement are available on-line through EDGAR.

  (b)      The [quarterly] [annual] financial statements required to be furnished by Cameron under Section 5.01[(a)(ii)][(b)(ii)] of the Agreement are attached as Schedule III hereto. Such financial statements fairly present the financial condition, results of operations, shareholders’ equity and cash flows of the Unrestricted Subsidiaries on a combined consolidated basis in accordance with GAAP, subject only to [normal year-end adjustments and] the absence of inapplicable footnotes.

The foregoing certifications, together with the computations set out in Schedule I hereto and the financial statements delivered with this Compliance Certificate in support hereof, aremade and delivered this day of                                                                                      __, 20__.

Very truly yours,

CAMERON INTERNATIONAL CORPORATION

By:
Name:
Title:

cc:	Citibank, N.A.
388 Greenwich Street, 34th Floor
New York, NY 10013
Attention: Robert Malleck
Telephone: (212) 816-5435
Facsimile: (646) 192-1688
Email: robert.malleck@citi.com

Citi Global Energy
811 Main Street, Suite 4000
Houston TX 77002
Attention: Nannette N. Dockal
Telephone:713-821-4737
Facsimile :713-481-0245
Email: nannette.n.dockal@citi.com

SCHEDULE I
TO COMPLIANCE CERTIFICATE

Compliance as of___, 20__ with  Provisions of Sections 5.22 of the Agreement

SCHEDULE II
TO COMPLIANCE CERTIFICATE

Reports and Deliveries Currently Due

SCHEDULE III
TO COMPLIANCE CERTIFICATE

Quarterly/Annual Financial Statements of the Unrestricted Subsidiaries

EXHIBIT C

Joinder Agreement

Attached.

EXHIBIT C

JOINDER AGREEMENT

THIS JOINDER AGREEMENT TO AMENDED AND RESTATED CONTINUING AGREEMENT FOR LETTERS OF CREDIT (this "Joinder") is executed as of [  , 201__] (the "Effective Date") by Cameron International Corporation, a Delaware corporation ("Cameron"), each of the undersigned Restricted Subsidiaries of Cameron (each a "New Subsidiary"), and Citibank, N.A., as Letter of Credit Issuer and Secured Party ("Citibank").

RECITALS

A.            Reference is made to the Amended and Restated Continuing Agreement for Letters of Credit dated as of February 2, 2012 (as amended, supplemented or otherwise modified from time to time, the "LC Agreement") entered into among Cameron, certain subsidiaries of Cameron that may from time to time be party thereto (the "Subsidiary Applicants" and, together with Cameron, the "Applicants"), and Citibank, N.A., as Letter of Credit Issuer (the "Letter of Credit Issuer"). All capitalized terms used but not defined herein have the meanings given them in the LC Agreement.

B.            Section 8.23 of the LC Agreement provides that additional Restricted Subsidiaries of Cameron may become Subsidiary Applicants under the LC Agreement by execution and delivery of an instrument in the form of this Joinder. The New Subsidiary is executing this Joinder in accordance with the Section 8.23 of the LC Agreement to become a Subsidiary Applicant under the LC Agreement.

C.            Each New Subsidiary is a direct or indirect Restricted Subsidiary of Cameron and desires to become a Subsidiary Applicant under the LC Agreement.

Accordingly, Citibank, Cameron and each New Subsidiary agree as follows:

SECTION 1. In accordance with Section 8.23 of the LC Agreement, each New Subsidiary by its signature below becomes a Subsidiary Applicant under the LC Agreement with the same force and effect as if originally named therein as a Subsidiary Applicant, and each New Subsidiary hereby agrees to all the terms, provisions and obligations of the LC Agreement applicable to it as a Subsidiary Applicant thereunder. Each reference to a "Subsidiary Applicant" or "Applicant" in the LC Agreement shall be deemed to include each New Subsidiary.

SECTION 2. Upon the effectiveness of this Joinder, Schedule 4.01(h)(ii) to the LC Agreement shall be replaced by Schedule 4.01(h)(ii) attached hereto.

SECTION 3. Each New Subsidiary represents and warrants to Citibank that:

a.       this Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms,

b.      after joining the LC Agreement as set forth above, the representations and warranties set forth in the LC Agreement with respect to such New Subsidiary are true and correct as of the date of this Joinder, and
c.      no Event of Default or Default has occurred and is continuing or would result from the joinder of such New Subsidiary to the LC Agreement.

SECTION 4. This Joinder shall become effective with respect to each New Subsidiary upon receipt by Citibank (or its counsel) of the following:
a.       multiple original counterparts from each party hereto, as requested by Citibank, of this Joinder duly and validly executed and delivered by duly authorized officers, directors or attorneys-in-fact, as applicable, of each such party;
b.      all additional (or amendments to the existing) CitiDirect Documents, as requested by Citibank;
c.       evidence of appointment of CT Corporation System as domestic process agent of each New Subsidiary that will be a Non-U.S. Applicant;
d.      a certificate of the Secretary, Assistant Secretary, or any other officer, director, or manager of each such New Subsidiary certifying as to (i) the resolutions of the board of directors or managers of such New Subsidiary authorizing the execution of each Credit Document to which such New Subsidiary is a party, (ii) the charter and bylaws or other applicable organizational documents of such New Subsidiary, (iii) certificates of existence, good standing and qualification, or an equivalent thereto, from appropriate government officials with respect to such New Subsidiary, provided that such government officials of the applicable jurisdiction issue such certificates or an equivalent thereto, (iv) all other documents evidencing any necessary company action and governmental, shareholder and third-party consents, approvals and filings, if any, with respect to each such Credit Document and the transactions thereunder, and (v) the names and true signatures of the officers (or agents) of such New Subsidiary authorized to sign each Credit Document to be executed by it.

SECTION 5. All communications and notices to any New Subsidiary under the LC Agreement shall be in writing and given as provided in Section 8.02 of the LC Agreement to the address for such New Subsidiary set forth under its signature below.

SECTION 6. Each New Subsidiary shall cooperate with Citibank and execute such further instruments and documents as Citibank reasonably requests to effect, to the reasonable satisfaction of Citibank, the purposes of this Joinder.

SECTION 7. This Joinder and the other Credit Documents shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflicts of law rules (other than Section 5-1401 of the New York General Obligations Law).

SECTION 8. This Joinder may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

SECTION 9. Except as expressly supplemented hereby, the LC Agreement shall remain in full force and effect.

SECTION 10. The New Subsidiary agrees to reimburse Citibank for its reasonable out-of-pocket expenses in connection with this Joinder, including the reasonable fees, other charges and disbursements of counsel for Citibank.

THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow.]

IN WITNESS WHEREOF this Joinder is executed and delivered as of the Effective Date.

NEW SUBSIDIAR[Y][IES]:

[NAME OF NEW SUBSIDIARY]

By:
Name:
Title:
Address:

[NAME OF NEW SUBSIDIARY]

By:
Name:
Title:
Address:

ACKNOWLEDGED AND ACCEPTED:

CAMERON INTERNATIONAL CORPORATION

By:
Name:
Title:

CITIBANK, N.A., as Letter of Credit Issuer

By:
Name:
Title:

Signature Page to Joinder Agreement

SCHEDULE 4.01(H)(II) TO LC AGREEMENT

Subsidiary Applicants

Subsidiary	Jurisdiction of	Address	Organizational
			Number
Applicant	Organization

Cameron Limited	United Kingdom	Baker & McKenzie 100 New Bridge Street London, England EC4V 6JA	400176
Cameron France S.A.S.	France	Plaine Saint-Pierre C-S 620 Beziers Cedex France 34535	582 122 230
Cameron Italy S.R.L	Italy	Via Italo Betto 11 Voghera (PV) Pavia, Italy 27058	12055830157
Cameron Italy Holding S.R.L.	Italy	Via Vittor Pisani, 20 Milan Italy 20124	07138870964
Cameron Systems S.R.L.	Italy	Via Cantu 8/10 Cinisello Balsamo (MI) Milan, Italy 20092)	02980670968
Cameron GmbH	Germany	Lückenweg 1 Celle, Germany 29227	HRB 100653
Cameron do Brasil Ltda	Brazil	Baker & McKenzie (Trench, Rossi e Watanabe) – Ales Av Dr Chucri Zaidan, 920, 130 Andar Market Place Tower Sao Paulo Sao Paulo 04583-904	33.206.850.520
Cameron Systems de Venezuela, S.A.	Venezuela	Rodner, Martinez & Associates Edificio Torre Clement, Piso 2 Piso 2, Avenida Venezuela; Urbanizacion El Rosal Caracas, Venezuela 1060	J-070418881-8

Schedule 4.01(h)(ii) to LC Agreement

Cameron Venezolana, S.A.	Venezuela	Rodner, Martinez & Associates Edificio Torre Clement, Piso 2 Piso 2, Avenida Venezuela; Urbanizacion El Rosal Caracas, Venezuela 1060	J-07039128-6
Cameron Canada Corporation	Canada (Nova Scotia)	McInnes Cooper Purdy’s Wharf Tower II 1300-1969 Upper Water Street Halifax Nova Scotia B3J 2V1	3200556
Cameron de Mexico, S.A. de S.V.	Mexico	Avenida Acacias S/N Col. Cd. Industrial Bruno Paglia Tejeria Veracruz, Mexico C.P. 91697	CCM-931027JG5
Cameron (Singapore) Pte. Ltd.	Singapore	No. 2 Gul Circle Jurong Industrial Estate Jurong, Singapore 629560	197401101H
[NEW SUBSIDIARY]	[______]	[___________]	[________]

Schedule 4.01(h)(ii) to LC Agreement

EXHIBIT D

Request to Withdraw Collateral

Attached

EXHIBIT D

FORM OF REQUEST TO WITHDRAW COLLATERAL
[Date]
Citi Global Energy
811 Main Street, Suite 4000
Houston, Texas 77002
Attention: Nannette N. Dockal
Telephone: 713-821-4737
Facsimile: 713-481-0245
Email: nannette.n.dockal@citi.com

Ladies and Gentlemen:

The undersigned, Cameron International Corporation ("Cameron"), refers to the Amended and Restated Continuing Agreement for Letters of Credit dated as of February 2, 2012 (as amended and otherwise modified from time to time, the "Agreement", the terms defined therein being used herein as therein defined), among Cameron, certain subsidiaries of Cameron that may from time to time be party thereto, and Citibank, N.A., as Letter of Credit Issuer, and hereby gives you notice, pursuant to Section 2.13(h) of the Agreement that the undersigned hereby requests that the Letter of Credit Issuer approve a withdrawal of Collateral from the Collateral Account listed below, and in connection with such request sets forth below the information related to such withdrawal (the "Requested Withdrawal") as required by Section 2.13(h) of the Agreement:
(a)     The Requested Withdrawal will withdraw Collateral from the following Collateral Account:                                                                                      .
(b)     The Business Day of the Requested Withdrawal is                                                                                                                    , ____.1
(c)     The amount of the Requested Withdrawal is [$][₤][€]                                                                                                                          .
(d) [  The Requested Withdrawal relates to the [termination of][reduction in value of] the following Secured Letter[s] of Credit:
 (i)      Letter of Credit number                                                                      issued on, ____ infavor of                                        .
 (ii)     [Repeat Line (d)(i) above if necessary].]
The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Requested Withdrawal:

1 Insert a Business Day that is at least 5 Business Days after the date of this Request to Withdraw Collateral.

(1)     the representations and warranties contained in Section 4.01 of the Agreement and in the other Credit Documents will be true and correct (other than those representations and warranties that expressly relate solely to a specific earlier date and that remain true and correct as of such earlier date), before and after giving effect to the Requested Withdrawal, as though made on and as of such date;
(2)     no Event of Default or Default has occurred and is continuing, or would result from the Requested Withdrawal;
(3)     Complete Collateral Compliance exists and will exist after giving effect to the Requested Withdrawal;
(4)     the Requested Withdrawal is made in compliance with Section [select applicable section][2.13(h)(i)(A)][2.13(h)(i)(B)][2.13(h)(ii)] of the Agreement; [and]
(5)     attached hereto as Exhibit A is a Collateral Certificate dated as of the date of the Requested Withdrawal demonstrating that Complete Collateral Compliance exists on a pro forma basis after giving effect to the Requested Withdrawal; [and]
[(6)    attached hereto as Exhibit B is a Compliance Certificate dated as of the date of the Requested Withdrawal demonstrating pro forma compliance with the ratio in Section 2.13(d) of the Agreement after giving effect to the Requested Withdrawal]2
Very truly yours,

CAMERON INTERNATIONAL CORPORATION

By:
Name:
Title:

cc:	Citibank, N.A.
388 Greenwich Street, 34th Floor
New York, NY 10013
Attention: Robert Malleck
Telephone: (212) 816-5435
Facsimile: (646) 192-1688
Email: robert.malleck@citi.com

2 To be included if Requested Withdrawal relates to Collateral required to be pledged pursuant to Section 2.13(d) of the Agreement.

EXHIBIT A

COLLATERAL CERTIFICATE

See attached

[EXHIBIT B

COMPLIANCE CERTIFICATE

See attached.]

EXHIBIT E

Form of Security Agreement

Attached.

EXHIBIT E

FORM OF SECURITY AGREEMENT

 Dated as of February 2, 2012

 among

CAMERON INTERNATIONAL CORPORATION
and the other Debtors parties hereto

 in favor of

CITIBANK, N.A.,
 as Secured Party

SECTION 1. DEFINITIONS		1

1.1	Defined Terms	1

1.2	Interpretation	1

1.3	Certain Definitions	1

SECTION 2. GRANT OF SECURITY INTEREST		2

2.1	Grant of Security Interest	2

2.2	Fraudulent Transfer Laws	3

SECTION 3. REPRESENTATIONS AND WARRANTIES		3

3.1	Ownership of Property; No Other Liens; Transferability	3

3.2	Perfected First-Priority Liens	3

3.3	Debtor's Legal Name; Jurisdiction of Organization; Chief Executive Office	4

3.4	No Consents or Approvals Required	4

SECTION 4. COVENANTS AND AGREEMENTS		4

4.1	Reserved	4

4.2	Maintenance of Perfected Security Interest; Further Documentation; Filing Authorization; Further Assurances; Power of Attorney	4

4.3	Changes in Name, etc	6

4.4	No Transfer of Collateral	6

4.5	Proceeds to be Held as Collateral	6

4.6	Collateral Accounts	6

SECTION 5. REMEDIAL PROVISIONS		6

5.1	General Interim Remedies	7

5.2	Foreclosure	7

5.3	Application of Proceeds	8

5.4	Waiver of Certain Rights	8

5.5	Remedies Cumulative	8
5.6	Reinstatement	8

5.7	Deficiency	8

SECTION 6. MISCELLANEOUS		9

6.1	Amendments	9

6.2	Notices	9

6.3	No Waiver by Course of Conduct; Cumulative Remedies; No Duty	9
ii

6.4	Costs and Expenses	9

6.5	Successors and Assigns	9

6.6	Counterparts	9

6.7	Severability	9

6.8	Section Headings	10

6.9	Integration; Direct Conflict	10

6.1	Additional Debtors	10

6.11	GOVERNING LAW	10

6.12	WAIVER OF JURY TRIAL	10

6.13	Submission to Jurisdiction	10

6.14	SERVICE OF PROCESS	11

6.15	Appointment of Process Agent	11

6.16	Indemnification	12

6.17	Termination; Releases	12

SCHEDULES

Schedule 3.3 -	Debtors' Organization, Location, and Filing Information

ANNEXES

Annex I -	Form of Supplement Agreement
iii

SECURITY AGREEMENT

This SECURITY AGREEMENT dated as of February 2, 2012 (this "Agreement"), is among CAMERON INTERNATIONAL CORPORATION, a Delaware corporation ("Cameron"), certain subsidiaries of Cameron party hereto from time to time (the "Subsidiary Debtors" and, collectively with Cameron, the "Debtors"), and CITIBANK, N.A. (the "Secured Party").
INTRODUCTION
A.      Reference is made to the Amended and Restated Continuing Agreement for Letters of Credit dated as of February 2, 2012 (as amended or otherwise modified from time to time, the "L/C Agreement") among Cameron, certain subsidiaries of Cameron party thereto from time to time, and the Secured Party.
B.      It is a condition precedent to the effectiveness of the L/C Agreement and the issuing of Letters of Credit thereunder that the Debtors shall have entered into this Agreement, in order to secure the Debtors' obligations under the L/C Agreement and all other Secured Obligations (as defined below).

In consideration of the credit and other direct and indirect benefits expected to be received in connection with the L/C Agreement, including as a result of the shared identity of interest as members of a combined group of companies, and for other good, valuable, and reasonably equivalent consideration, each Debtor jointly and severally agrees with the Secured Party as follows:
SECTION 1.

 DEFINITIONS

1.1        Defined Terms. Terms defined above and elsewhere in this Agreement shall have their specified meanings. Capitalized terms used herein but not defined herein shall have the meanings specified by the L/C Agreement. All terms used herein and defined in the UCC shall have the same definitions herein as specified therein.

1.2        Interpretation. Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Debtor, shall refer to such Debtor's Collateral or the relevant part thereof. Each Debtor agrees to the terms and provisions of Sections 1.02, 1.03, and 1.04 of the L/C Agreement and such terms and provisions are incorporated herein for all purposes.

1.3        Certain Definitions. The following terms shall have the following meanings:

"Collateral" has the meaning specified in Section 2.1.

"Collateral Account" has the meaning specified in the L/C Agreement.

"Investment Property" means all investment property now owned or hereafter acquired by any Debtor, wherever located, including (i) all securities, whether certificated or uncertificated, including stocks, bonds, interests in limited liability companies, partnership interests, treasuries, certificates of deposit, and mutual fund shares; (ii) all securities entitlements of any Debtor, including the rights of any Debtor to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit balance or other money owing by any securities intermediary with respect to that account; (iii) all securities accounts of any Debtor; (iv) all  commodity contracts of any Debtor; and (v) all commodity accounts held by any Debtor.

"Liquid Assets" means all cash and cash equivalents at any time held by any of the Debtors, all monies, proceeds or sums due or to become due therefrom or thereon and all documents (including, but not limited to passbooks, certificates and receipts) evidencing all funds and investments.

"Proceeds" means all of each Debtor's present and future (a) proceeds of the Collateral, whether arising from the collection, sale, lease, exchange, assignment, licensing, or other disposition of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under authority from a Governmental Authority), (c) claims against third parties for impairment, loss, damage, or impairment of the value of such Collateral, and (d) any and all proceeds of, and all claims for, any insurance, indemnity, warranty or guaranty payable from time to time with respect to any of the Collateral, in each case whether represented as money, deposit accounts, accounts, general intangibles, securities, instruments, documents, chattel paper, inventory, equipment, fixtures, or goods.

"Secured Obligations" means (a) the Obligations and (b) any increases, extensions, renewals, replacements, and rearrangements of the foregoing obligations under any amendments, supplements, and other modifications of the agreements creating the foregoing obligations, in each case, whether direct or indirect, absolute or contingent.

"State of Organization" means the jurisdiction of organization of each of the Debtors as listed on Schedule 3.3, as the same may be changed in accordance with Section 4.3.

"UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York, as amended from time to time, and any successor statute.

SECTION 2.

GRANT OF SECURITY INTEREST

2.1     Grant of Security Interest. Each Debtor hereby pledges and grants to the Secured Party, a Lien on and security interest in and to all of such Debtor's right, title, and interest in and to the following property (the "Collateral") to secure the payment and performance in full of the Secured Obligations: (a) all Collateral Accounts, (b) all Investment Property and Liquid Assets from time to time on deposit in any Collateral Account, (c) any and all additions, accessions and improvements to, all substitutions and replacements for and all products of or derived from the foregoing, and (d) all Proceeds of the foregoing.

To the extent that the Collateral is not subject to the UCC, each Debtor collaterally assigns all of such Debtor's right, title, and interest in and to such Collateral to the Secured Party to secure the payment and performance of the Secured Obligations to the full extent that such a collateral assignment is possible under the relevant law.

2.2        Fraudulent Transfer Laws. Anything contained in this Agreement to the contrary notwithstanding, the obligations of each Debtor under this Agreement shall be limited to the maximum liability that such Debtor may incur without rendering this Agreement subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any applicable state or federal law.

SECTION 3.

REPRESENTATIONS AND WARRANTIES

To induce the Secured Party to issue Letters of Credit for the account of the Debtors under the L/C Agreement, each Debtor hereby represents and warrants to the Secured Party that:

3.1        Ownership of Property; No Other Liens; Transferability.
  (a)      Each Debtor owns and has good title to each item of the Collateral, and is  the record and beneficial owner of the Investment Property pledged by it hereunder, in each case free and clear of any and all Liens, options, or claims of others except for Liens permitted under Section 5.17 of the L/C Agreement.
  (b)      No financing statement or other public notice with respect to all or any part of the Collateral has been consented to by any Debtor or is on file or of record in any public office, except such as have been filed in favor of the Secured Party pursuant to this Agreement. No person other than the Secured Party has control or possession of all or any part of the Collateral, except an Account Institution that is subject to an Account Control Agreement.
  (c)      Except as expressly permitted by the L/C Agreement or any other Credit Document, there is no agreement, order, judgment or decree, and no Debtor shall enter into any agreement or take any other action, that could reasonably be expected to restrict the transferability of any of the Collateral or otherwise impair or conflict with such Debtor's obligations or the rights of the Secured Party hereunder.

3.2        Perfected First-Priority Liens. The security interests granted pursuant to this Agreement (a) will, upon completion of the filing of UCC financing statements describing the Collateral in the offices located in the jurisdictions listed on Schedule 3.3 and the entry into an Account Control Agreement with respect to each Collateral Account, constitute valid perfected security interests in the Collateral in favor of the Secured Party as collateral security for the Secured Obligations, enforceable in accordance with the terms hereof against all creditors of such Debtor and any Persons purporting to purchase any Collateral from such Debtor and (b) are prior to all other Liens on the Collateral.

3.3        Debtor's Legal Name; Jurisdiction of Organization; Chief Executive Office. Each Debtor's exact legal name is set forth on the signature page hereof, and from and after an amendment or modification thereto, on a written notification delivered to the Secured Party pursuant to Section 4.3. Except as set forth in Schedule 3.3, such Debtor has not conducted business under any name other than its current name during the last five years prior to the date of this Agreement. On the date hereof, such Debtor's jurisdiction of organization, type of organization, identification number from the jurisdiction of organization (if any), and the location of such Debtor's chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 3.3.

3.4        No Consents or Approvals Required. Except the filing of UCC financing statements as contemplated by Section 3.2 and the entry into an Account Control Agreement with respect to each Collateral Account, no consent of any Person and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any Governmental Authority is required in connection with (a) the execution, delivery, performance, validity or enforceability of this Agreement, (b) the perfection or maintenance of the security interest created hereby (including the first-priority nature thereof), or (c) the exercise by the Secured Party of the rights provided for in this Agreement.

SECTION 4.

COVENANTS AND AGREEMENTS

Each Debtor covenants and agrees with the Secured Party that, from and after the date of this Agreement until this Agreement terminates in accordance with Section 6.17(a):

4.1        Reserved.

4.2        Maintenance of Perfected Security Interest; Further Documentation; Filing Authorization; Further Assurances; Power of Attorney.
  (a)       Such Debtor shall maintain the security interest created by this Agreement in the Collateral as an Acceptable Security Interest and shall defend such security interest against the claims and demands of all Persons whomsoever.
  (b)      In addition to the reporting requirements under Section 5.01 of the L/C Agreement, such Debtor will furnish to the Secured Party from time to time statements and schedules further identifying and describing the assets and property of such Debtor and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.
  (c)      Each Debtor further agrees to take any other action reasonably requested by the Secured Party to ensure the attachment, perfection and priority of, and the ability of the Secured Party to enforce, the security interest in any and all of the Collateral including, without limitation, (i) executing, approving, delivering and, where appropriate, filing financing statements and amendments relating thereto under the UCC, to the extent, if any, that any Debtor's signature thereon is required therefor; and (ii) complying with any provision of any statute, law, regulation or treaty of the United States or any other country, including the UCC of any applicable jurisdictions, as to any Collateral if compliance with such provision is a condition to the attachment, perfection or priority of, or the ability of the Secured Party to enforce, the security interest in such Collateral.

  (d)         Each Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any applicable jurisdiction in which the Uniform Commercial Code has been adopted and is in effect any initial financing statements and amendments thereto that (a) sufficiently describe the Collateral, and (b) contain any other information required by the UCC for the sufficiency or filing office acceptance of any initial financing statement or amendment. Each Debtor agrees to furnish any such information to the Secured Party promptly upon request. Each Debtor also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

  (e)          During the existence of an Event of Default,
 (i)      At the Secured Party's written request, each Debtor shall take any actions reasonably requested by the Secured Party with respect to such Event of Default, including diligently endeavoring to cure any material defect existing or claimed, and taking all reasonably necessary and desirable steps for the defense of any legal proceedings, including the employment of counsel, the prosecution or defense of litigation, and the release or discharge of all adverse claims;
 (ii)     The Secured Party, whether or not named as a party to any legal proceedings, is authorized to take any additional steps as the Secured Party deems necessary or desirable for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the security interests, collateral assignments, and other Liens created hereunder, including the employment of independent counsel, the prosecution or defense of litigation, the compromise or discharge of any adverse claims made with respect to any Collateral and the payment or removal of prior liens or security interests, and the expenses of the Secured Party in taking such action shall be paid by the Debtors; and
 (iii)    Each Debtor agrees that, if such Debtor fails to perform under this Agreement or any other Credit Document to which such Debtor is a party, the Secured Party may, but shall not be obligated to, perform such Debtor's obligations under this Agreement or such other Credit Document, and any reasonable expenses incurred by the Secured Party in performing such Debtor's obligations shall be paid by such Debtor. Any such performance by the Secured Party may be made by the Secured Party in reasonable reliance on any statement, invoice, or claim, without inquiry into the validity or accuracy thereof. The amount and nature of any expense of the Secured Party hereunder shall be conclusively established by a certificate of any officer of the Secured Party absent manifest error, and such amount shall be included in the Secured Obligations.

  (f)          Each Debtor irrevocably appoints the Secured Party as such Debtor's attorney in fact, with full authority to act during the existence of an Event of Default, for such Debtor and in the name of such Debtor, to take any action and execute any agreement which the Secured Party deems necessary or advisable to accomplish the purposes of this Agreement, including the actions that Secured Party is expressly authorized to take pursuant to this Agreement (including pursuant to paragraph (e) above), and instituting proceedings the Secured Party deems necessary or desirable to enforce the rights of the Secured Party with respect to this Agreement.

4.3     Changes in Name, etc. Such Debtor will not, except upon 30 days' prior written notice to the Secured Party or such lesser period to which the Secured Party may agree in writing, (a) change its type of organization, jurisdiction of organization or other legal structure from that referred to in Section 3.3, (b) change its organizational number if it has one, or (c) change its name. Promptly following such notice to the Secured Party and before taking any action described in clause (a), (b), or (c) above, such Debtor shall deliver to the Secured Party all additional approved or executed financing statements and other executed documents reasonably requested by the Secured Party to maintain the validity, perfection, and priority of the security interests provided for or required herein.

4.4     No Transfer of Collateral. No Debtor shall sell, offer to sell, convey, assign or otherwise transfer, grant any option with respect to, or transfer out of a Collateral Account, any of the Collateral pledged by it hereunder or any interest therein except as permitted by the L/C Agreement. Such Debtor shall not grant "control" (within the meaning of such term under Article 9-106 of the UCC) over any Collateral to any Person other than the Secured Party.

4.5     Proceeds to be Held as Collateral. Unless otherwise expressly provided in the L/C Agreement or this Agreement, all Proceeds of any Collateral received by such Debtor hereunder shall be kept in the applicable Collateral Account. All Proceeds in a Collateral Account shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in the L/C Agreement.

4.6     Collateral Accounts. For each Collateral Account, such Debtor shall take any actions requested by the Secured Party to enable the Secured Party to obtain "control" (within the meaning of Section 9-104 of the UCC) with respect thereto, including executing, and causing the Account Institution with respect to such Collateral Account to execute, an Account Control Agreement reasonably acceptable to the Secured Party. The Secured Party agrees with each Debtor that the Secured Party will not give any entitlement orders or instructions to an Account Institution directing the disposition of Collateral in a Collateral Account, unless an Event of Default exists as provided in the L/C Agreement. The Secured Party agrees promptly to notify such Debtor after it gives any entitlement orders or instructions to an Account Institution directing the disposition of Collateral in a Collateral Account, provided that the failure to give such notice shall not affect the validity of such entitlement orders or instructions.

SECTION 5.

REMEDIAL PROVISIONS

During the existence of an Event of Default, the Secured Party may, in addition to the other rights and remedies provided for in any other Credit Document or otherwise available to it, exercise one or more of the remedies specified elsewhere in this Agreement or the following remedies:

5.1     General Interim Remedies. During the existence of an Event of Default, the Secured Party may exercise one or more of the following remedies:
  (a)       To the extent permitted by law, the Secured Party may exercise all the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or any other applicable law.
  (b)      The Secured Party may prosecute actions in equity or at law for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted or for the enforcement of any other appropriate legal or equitable remedy.
  (c)       The Secured Party may exercise any and all rights and remedies of any of the Debtors under or in connection with the Collateral, or otherwise in respect of the Collateral, including without limitation, (i) any and all rights of such Debtor to demand or otherwise require payment of any amount under the Collateral, (ii) withdraw, or cause or direct the withdrawal, of all funds and securities from the Collateral Accounts and (iii) exercise all other rights and remedies with respect to the Collateral, including without limitation, those set forth in Section 9607 of the UCC.
  (d)      The Secured Party may direct the disposition of, and give instructions or entitlement orders with respect to, Collateral and the Collateral Accounts, and may apply such Collateral to the Secured Obligations as it sees fit, in its sole discretion.

5.2     Foreclosure.
  (a)      During the existence of an Event of Default, the Secured Party may foreclose on the Collateral in any manner permitted by the courts of or in the State of New York or the jurisdiction in which any Collateral is located. If the Secured Party should institute a suit against any Collateral or any Debtor for the collection of the Secured Obligations and for the foreclosure of this Agreement, the Secured Party may at any time before the entry of a final judgment dismiss the same, and take any other action permitted by this Agreement.
  (b)      To the extent permitted by law, the Secured Party may exercise all the foreclosure rights and remedies of a secured party under the UCC during the existence of an Event of Default. In connection therewith, the Secured Party may sell any Collateral at public or private sale, at the office of the Secured Party or elsewhere, for cash or credit and upon such other terms as the Secured Party deems commercially reasonable. The Secured Party may sell any Collateral at one or more sales, and the security interest granted hereunder shall remain in effect as to the unsold portion of the Collateral. Each Debtor agrees that to the extent permitted by law such sales may be made without notice. If notice is required by law, each Debtor hereby deems ten days advance notice of the time and place of any public or private sale reasonable notification, recognizing that if any portion of the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, shorter notice may be reasonable. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any sale by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was adjourned. In the event that any sale hereunder is not completed or is defective in the opinion of the Secured Party, the Secured Party shall have the right to cause subsequent sales to be made hereunder. Any statements of fact or other recitals made in any bill of sale, assignment, or other document representing any sale hereunder, including statements relating to the occurrence of an Event of Default, acceleration of the Secured Obligations, notice of the sale, the time, place, and terms of the sale, and other actions taken by the Secured Party in relation to the sale may be conclusively relied upon by the purchaser at any sale hereunder. The Secured Party may delegate to any agent the performance of any acts in connection with any sale hereunder, including the sending of notices and the conduct of the sale.

5.3     Application of Proceeds. Unless otherwise specified herein, any cash proceeds received by the Secured Party from the sale of, collection of, or other realization upon any part of the Collateral or any other amounts received by the Secured Party hereunder may be, at the reasonable discretion of the Secured Party (i) held by the Secured Party in one or more Collateral Accounts maintained with the Secured Party as cash collateral for the Secured Obligations or (ii) applied in the order specified in Section 7.03 of the L/C Agreement.

5.4     Waiver of Certain Rights. To the full extent each Debtor may do so under applicable law, such Debtor shall not insist upon, plead, claim, or take advantage of any law providing for any appraisement, valuation, stay, extension, or redemption, and such Debtor hereby waives and releases the same, and all rights to a marshaling of the assets of such Debtor, including the Collateral of such Debtor, or to a sale in inverse order of alienation in the event of foreclosure of the liens and security interests hereby created. Such Debtor shall not assert any right under any law pertaining to the marshaling of assets, sale in inverse order of alienation, the administration of estates of decedents or other right to defeat, reduce, or otherwise adversely affect in any respect the rights of the Secured Party under the terms of this Agreement.

5.5     Remedies Cumulative. The Secured Party's remedies under this Agreement and the Credit Documents to which any Debtor is a party shall be cumulative, and no delay in enforcing this Agreement and the Credit Documents to which any Debtor is a party shall act as a waiver of the Secured Party's rights hereunder.

5.6     Reinstatement. The obligations of each Debtor under this Agreement shall continue to be effective or automatically be reinstated, as the case may be, if at any time payment of any of the Secured Obligations is rescinded or otherwise must be restored or returned by the Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Debtor or any other obligor or otherwise, all as though such payment had not been made.

5.7     Deficiency. Each Debtor shall remain liable for any deficiency if the proceeds of any sale or other disposition of any Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorney employed by the Secured Party to collect such deficiency.

SECTION 6.

MISCELLANEOUS

6.1     Amendments. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 8.01 of the L/C Agreement.

6.2     Notices. All notices, requests and demands to or upon the Secured Party or any Debtor hereunder shall be effected in the manner and to the addresses or telecopy numbers provided for in Section 8.02 of the L/C Agreement.

6.3     No Waiver by Course of Conduct; Cumulative Remedies; No Duty. No failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Secured Party would otherwise have on any future occasion. The rights and remedies provided herein and in the other Credit Documents are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law. The powers conferred on Secured Party under this Agreement are solely to protect Secured Party’s rights under this Agreement and shall not impose any duty upon it to exercise any such powers. Except as expressly provided hereunder, Secured Party shall have no duty as to any of the Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral.

6.4     Costs and Expenses. Each Debtor agrees to pay on demand the costs and expenses of the Secured Party as set forth in Section 8.04 of the L/C Agreement.

6.5     Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Debtor and shall inure to the benefit of the Secured Party and its successors and assigns; provided that no Debtor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Secured Party.

6.6     Counterparts. This Agreement may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic transmission shall be effective as delivery of an original manually executed counterpart of this Agreement.

6.7     Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity, and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby, and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid, or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid, or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.8     Section Headings. The Section headings used in this Agreement are included for convenience of reference only and shall not affect the interpretation of this Agreement.

6.9     Integration; Direct Conflict. This Agreement and the other Credit Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. In the event of a direct conflict between this Agreement and the L/C Agreement, the L/C Agreement shall control; provided, however, the parties understand and agree that this Agreement sets forth additional covenants, obligations and rights and the parties will use all reasonable efforts to construe the provisions and covenants in this Agreement as not being in direct conflict with the L/C Agreement.

6.10   Additional Debtors. Each Subsidiary of Cameron that is required to become a party to this Agreement after the date hereof pursuant to Section 6.03 of the L/C Agreement shall become a Debtor for all purposes of this Agreement upon execution and delivery by such Subsidiary of a supplement agreement or joinder agreement in the form of Annex I, upon the execution of which such additional Debtor shall become a Debtor hereunder with the same force and effect as if originally named as a Debtor herein. The execution and delivery of any instrument adding an additional Debtor as a party to this Agreement shall not require the consent of any other Debtor hereunder. The rights and obligations of each Debtor hereunder shall remain in full force and effect notwithstanding the addition of any new Debtor as a party to this Agreement.

6.11   GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

6.12   WAIVER OF JURY TRIAL. EACH DEBTOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER CREDIT DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

6.13   SUBMISSION TO JURISDICTION.EACH DEBTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (OR THE STATE COURTS SITTING IN THE BOROUGH OF MANHATTAN IN THE EVENT THE SOUTHERN DISTRICT OF NEW YORK LACKS SUBJECT MATTER JURISDICTION), AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING BROUGHT BY THE LETTER OF CREDIT ISSUER ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH DEBTOR HEREBY AGREES THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH DEBTOR AGREES THAT ANY ACTION OR PROCEEDING BROUGHT BY CAMERON OR ANY OF ITS SUBSIDIARIES AGAINST THE LETTER OF CREDIT ISSUER OR ITS AFFILIATES ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (OR THE STATE COURTS SITTING IN THE BOROUGH OF MANHATTAN IN THE EVENT THE SOUTHERN DISTRICT OF NEW YORK LACKS SUBJECT MATTER JURISDICTION), AND ANY APPELLATE COURT FROM ANY THEREOF. NOTHING IN THIS AGREEMENT OR IN ANY OTHER CREDIT DOCUMENT SHALL AFFECT ANY RIGHT THAT THE LETTER OF CREDIT ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AGAINST ANY DEBTOR OR ITS PROPERTIES IN ANY COURT OF COMPETENT JURISDICTION, INCLUDING THE JURISDICTIONS OF INCORPORATION OF ANY DEBTOR NOT INCORPORATED IN THE UNITED STATES.

6.14   SERVICE OF PROCESS. EACH DEBTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT ITS ADDRESS LISTED UNDER ITS SIGNATURE HERETO. EACH DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY DEBTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH GUARANTOR HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

6.15   Appointment of Process Agent. Any Debtor that is not incorporated under the laws of the United States of America (a "Non-U.S. Debtor") irrevocably appoints CT Corporation System (the "Process Agent"), with an office on the Effective Date at 111 Eighth Avenue, New York, NY 10011, as its agent to receive on behalf of it and its properties service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Such service may be made by mailing by certified mail a copy of such process to the applicable Non-U.S. Debtor, in care of the Process Agent at the Process Agent's above address, with a copy to Cameron, at its address specified in the L/C Agreement, and each Non-U.S. Debtor hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, each Non-U.S. Debtor also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing by certified mail of copies of such process to it at its address listed under its signature hereto. Each Non-U.S. Debtor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section shall affect the right of the Letter of Credit Issuer to serve legal process in any other manner permitted by applicable law or affect the right of the Letter of Credit Issuer to bring any suit, action or proceeding against each Non-U.S. Debtor or its property in the courts of other jurisdictions.

6.16   Indemnification. Each Debtor hereby indemnifies and holds harmless the Letter of Credit Issuer and each of its directors, officers, employees and attorneys (collectively, "Indemnified Parties") from and against any and all expenses, losses, claims, damages, liabilities and expenses (including reasonable fees and disbursements of counsel and claims, damages, losses, liabilities and expenses related to environmental matters) (collectively, "Losses") for which any of them may become liable or which may be incurred by or asserted against an Indemnified Party, in each case arising out of, related to or in connection with (i) the fraud, forgery or illegal action of parties other than the Indemnified Party, (ii) the enforcement of this Agreement or any rights or remedies under or in connection with this Agreement, or (iii) the acts or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority or cause or event which is beyond the control of such Indemnified Party; in each case EXPRESSLY INCLUDING ANY SUCH LOSSES ATTRIBUTABLE TO THE NEGLIGENCE OF SUCH INDEMNIFIED PARTY, BUT EXCLUDING ANY SUCH LOSSES ATTRIBUTABLE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY AS DETERMINED PURSUANT TO A FINAL NON-APPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION. IT IS THE INTENT OF THE PARTIES HERETO THAT EACH INDEMNIFIED PARTY SHALL, TO THE EXTENT PROVIDED IN THIS SECTION 6.16, BE INDEMNIFIED FOR ITS OWN ORDINARY NEGLIGENCE. The Letter of Credit Issuer will provide Cameron prompt notice of any matter (other than matters solely among Indemnified Parties) as to which indemnification pursuant to this Section 6.16 is claimed. Any Indemnified Party that proposes to settle or compromise any such indemnified claim shall give Cameron written notice of the terms of such proposed settlement or compromise reasonably in advance of settling or compromising such claim or proceeding.

6.17    Termination; Releases.
  (a)       This Agreement and the security interest created hereby shall terminate when (i) all the Secured Obligations have been indefeasibly paid in full, (ii) the Commitment of the Secured Party to the Debtors has been fully and finally terminated, and (iii) either (A) each Letter of Credit has expired or been terminated, or (B) there are no Secured Letters of Credit or other Letters of Credit that are required to be secured under the L/C Agreement, at which time the Secured Party shall execute and deliver to the Debtors or the Debtors' designee, at the Debtors' expense, all Uniform Commercial Code termination statements and similar documents which the Debtors shall reasonably request from time to time to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 6.17(a)  shall be without recourse to or warranty by the Secured Party.
  (b)       If the Secured Party shall release any Collateral pursuant to Section 2.13(h) of the L/C Agreement, such Collateral shall be released from the Lien created hereby to the extent provided under, and subject to the terms and conditions set forth in, such section. In connection therewith, the Secured Party, at the request and expense of any Debtor, shall execute and deliver to such Debtor such documents as such Debtor shall reasonably request to evidence such release.

  (c)       Each Debtor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement originally filed in connection herewith without the prior written consent of the Secured Party subject to such Debtor's rights under Section 9-509(d)(2) of the UCC.

THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THE L/C AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Signature pages follow.]

EXECUTED as of the date first above written.

CITIBANK, N.A., as Secured Party

By:
Name:	Robert Malleck
Title:	Managing Director

Signature Page to Security Agreement

CAMERON INTERNATIONAL CORPORATION

By:
Name:	H. Keith Jennings
Title:	Vice President and Treasurer

Signature Page to Security Agreement

SCHEDULE 3.3

ORGANIZATION, LOCATION
 AND FILING INFORMATION

Entity	Prior/Assumed Names	Jurisdiction of Formation and Type of Entity	File # in Domestic Jurisdiction	Address of Chief Executive Office
Cameron International Corporation	1.AOP Industries 2.Cameron International Delaware Corporation 3.Cameron Systems Corporation 4.CCC Corporation 5.Dynatorque	Delaware	2447586	1333 West Loop South, Suite 1700 Houston, TX 77027
[ ]	[ ]	[ ]	[ ]	[ ]

Schedule 3.3 to Security Agreement

Annex 1 to the Security Agreement

This SUPPLEMENT NO. [                                                                    ] dated as of [], 20[ ] (the "Supplement"), to the Security Agreement dated as of February 2, 2012 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), among Cameron International Corporation, a Delaware coproation ("Cameron"), each subsidiary of Cameron party thereto from time to time (the "Subsidiary Debtors" and, collectively with Cameron, the "Debtors"), and Citibank, N.A. (the "Secured Party").
A.      Reference is made to the Amended and Restated Continuing Agreement for Letters of Credit dated as of February 2, 2012 (as amended, supplemented or otherwise modified from time to time, the "LC Agreement") entered into among Cameron, certain subsidiaries of Cameron that may from time to time be party thereto (the "Subsidiary Applicants" and, together with Cameron, the "Applicants"), and Citibank, N.A., as Letter of Credit Issuer (the "Letter of Credit Issuer").
B.      Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and the LC Agreement.
C.      Section 6.10 of the Security Agreement provides that additional Persons may become Subsidiary Debtors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. Each of the undersigned Subsidiaries of Cameron (each, a "New Debtor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Debtor under the Security Agreement.
D.      Each New Debtor is a direct or indirect Subsidiary of Cameron and will derive substantial direct and indirect benefit from the transactions contemplated by the LC Agreement and the other Credit Documents.

Accordingly, the Secured Party and each New Debtor agree as follows:

(a)     In accordance with Section 6.10 of the Security Agreement, each New Debtor by its signature below becomes a Subsidiary Debtor under the Security Agreement with the same force and effect as if originally named therein as a Subsidiary Debtor and each New Debtor hereby agrees (a) to all the terms and provisions of the Security Agreement applicable to it as a Subsidiary Debtor thereunder and (b) represents and warrants that the representations and warranties made by it as a Subsidiary Debtor thereunder are true and correct on and as of the date hereof in all material respects. In furtherance of the foregoing, each New Debtor, as security for the payment and performance in full of the Secured Obligations (as defined in the Security Agreement), does hereby create and grant to the Secured Party a continuing security interest in and lien on all of such New Debtor's right, title and interest in and to the Collateral (as defined in the Security Agreement) of such New Debtor. Each reference to a "Subsidiary Debtor" or "Debtor" in the Security Agreement shall be deemed to include each New Debtor. The Security Agreement is hereby incorporated herein by reference.

(b)     Each New Debtor represents and warrants to the Secured Party that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
(c)     This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Secured Party shall have received counterparts of this Supplement that, when taken together, bear the signatures of each New Debtor and the Secured Party. Delivery of an executed signature page to this Supplement by facsimile transmission or by electronic mail shall be as effective as delivery of a manually signed counterpart of this Supplement.
(d)     Each New Debtor hereby represents and warrants that set forth on Schedule 3.3 attached hereto are (i) its sole jurisdiction of formation and type of organization, (ii) its address of its chief executive office, (iii) its federal tax identification number and the organizational number, and (iv) its prior names. Upon the effectiveness of this Supplement, Schedule 3.3 to the Security Agreement is hereby supplemented by Schedule 3.3 attached hereto with respect to each New Debtor.
(e)     Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.
(f)      THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES (OTHER THAN SECTION 51401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
(g)     In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
(h)     All communications and notices hereunder shall be in writing and given as provided in the Security Agreement. All communications and notices hereunder to such New Debtor shall be given to it at the address set forth under its signature hereto.
(i)      Each New Debtor agrees to reimburse the Secured Party for its reasonable out-of- pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Secured Party.
(j)      THIS SUPPLEMENT, THE SECURITY AGREEMENT AND THE OTHER CREDIT DOCUMENTS, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

IN WITNESS WHEREOF, this Supplement to the Security Agreement is executed and delivered as of the day and year first above written.

[Name of New Debtor],

By:
Name:
Title:

Address:

CITIBANK, N.A. , as Secured Party

By:
Name:
Title:

By:
Name:
Title:

Schedule 3.3

Supplement No. ____ to the Security Agreement
DEBTOR'S ORGANIZATION, LOCATION
 AND FILING INFORMATION

		Jurisdiction of	File # in
	Prior	Formation and	Domestic	Address of Chief
Entity	Names	Type of Entity	Jurisdiction	Executive Office
[NEW DEBTOR]	[___]	[_____]	[______]	[______]

EXHIBIT F

Form of Subsidiary Guaranty

Attached.

EXHIBIT F
FORM OF SUBSIDIARY GUARANTY

This Subsidiary Guaranty dated as of [], 20[ ] (this "Guaranty") is made by each of the undersigned (individually a "Guarantor" and collectively, the "Guarantors") in favor of Citibank, N.A.

R E C I T A L S:
A.      Cameron International Corporation, a Delaware corporation (the "Cameron"), certain subsidiaries of Cameron (the "Subsidiary Applicants"), and Citibank, N.A., as letter of credit issuer (the "Letter of Credit Issuer"), have entered into a certain Amended and Restated Continuing Agreement for Letters of Credit dated as of February 2, 2012 (as from time to time modified, supplemented or amended, the "Agreement"). Each capitalized term used but not otherwise defined herein shall have the meaning ascribed to such term by the Agreement.
B.       Each Guarantor is a subsidiary of Cameron and will receive substantial and direct benefits from the extensions of credit contemplated by the Agreement and is entering into this Guaranty to induce the Letter of Credit Issuer to extend credit to the Applicants thereunder.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration and as an inducement to the Letter of Credit Issuer to issue Letters of Credit at the request of Applicants, each Guarantor hereby agrees as follows:

Section 1.     Guaranty. Each Guarantor hereby absolutely, irrevocably and unconditionally guarantees prompt, full and complete payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of (a) all Obligations under the Agreement and (b) all other amounts from time to time owing to the Letter of Credit Issuer by any Applicant under the Agreement and the other Credit Documents, in each case, whether absolute or contingent and whether for principal, interest, fees, amounts required to be provided as collateral, indemnities, expenses or otherwise (collectively, the "Guaranteed Obligations"). This is a guaranty of payment, not a guaranty of collection.

Section 2.    Waivers. Each Guarantor waives notice of the acceptance of this Guaranty and of the extension or incurrence of the Guaranteed Obligations or any part thereof. Each Guarantor further waives promptness, presentment, protest, notice, filing of claims with a court in the event of receivership, bankruptcy or reorganization of any Applicant or any other Subsidiary of Cameron, demand or action on delinquency in respect of the Guaranteed Obligations or any part thereof, including any right to require the Letter of Credit Issuer to sue Cameron or any other Applicant, any other guarantor or any other person obligated with respect to the Guaranteed Obligations or any part thereof, or otherwise to enforce payment thereof against any collateral securing the Guaranteed Obligations or any part thereof.

Section 3.    Guaranty Absolute. Each Guarantor hereby agrees that, to the fullest extent permitted by law, its obligations hereunder shall be continuing, irrevocable, absolute and unconditional under any and all circumstances and not subject to any reduction, limitation, impairment, termination, defense (other than payment in full, subject however to Section 8  hereof), reduction by setoff or counterclaim, or recoupment whatsoever (all of which are hereby expressly waived by it to the fullest extent permitted by law), whether by reason of any claim of  any character whatsoever, including, without limitation, any claim of waiver, release, surrender, alteration or compromise. The validity and enforceability of this Guaranty shall not be impaired or affected by and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to any of the following:

  (a)       any amendment, waiver, extension, modification or renewal of, or indulgence with respect to, or substitution for, the Guaranteed Obligations or any part thereof or any agreement relating thereto at any time, including any renewal or extension of the time or change of the manner or place of payment;
  (b)       any failure or omission to perfect or maintain any lien on, or preserve rights to, any security or collateral or to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or any collateral securing the Guaranteed Obligations or any part thereof;
  (c)       any waiver of any right, power or remedy or of any default with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto or with respect to any collateral securing the Guaranteed Obligations or any part thereof;
  (d)      any release, surrender, compromise, settlement, waiver, non- perfection, impairment, subordination or modification, with or without consideration, of any collateral securing the Guaranteed Obligations or any part thereof, any other guaranties with respect to the Guaranteed Obligations or any part thereof, or any other obligations of any person thereof;
  (e)       the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to any collateral securing the Guaranteed Obligations or any part thereof;
  (f)       the application of payments received from any source to the payment of indebtedness other than the Guaranteed Obligations, any part thereof or amounts which are not covered by this Guaranty even though the Lenders might lawfully have elected to apply such payments to any part or all of the Guaranteed Obligations or to amounts which are not covered by this Guaranty;
  (g)       any change in the corporate existence, structure or ownership of any Applicant or the insolvency, bankruptcy or any other change in legal status of any Applicant;
  (h)      any law, decree, regulation or other governmental act of any jurisdiction or any other event in any way affecting any term of the Guaranteed Obligations or the Letter of Credit Issuer's rights with respect thereto, including, without limitation: (i) the application of any such law, regulation, decree or order, including any prior approval, which would prevent the exchange of a Non-USD Currency (as hereinafter defined) for U.S. Dollars or the remittance of funds outside of such jurisdiction or the unavailability of U.S. Dollars in any legal exchange market in such jurisdiction in accordance with normal commercial practice; or (ii) a declaration of banking moratorium or any suspension of payments by banks in such jurisdiction or the imposition by such jurisdiction or any governmental authority thereof of any moratorium on, the required rescheduling or restructuring of, or required approval of payments  on, any indebtedness in such jurisdiction; or (iii) any expropriation, confiscation, nationalization or requisition by such country or any governmental authority that directly or indirectly deprives any Applicant of any assets or its use or of the ability to operate its business or a material part thereof; or (iv) any war (whether or not declared), insurrection, revolution, hostile act, civil strife or similar events occurring in such jurisdiction which has the same effect as the events described in clause (i), (ii) or (iii) above (in each of the cases contemplated in clauses (i) through (iv) above, to the extent occurring or existing on or at any time after the date of this Guaranty);

  (i)        the failure of any Applicant to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Guaranteed Obligations or this Guaranty, or to take any other action required in connection with the performance of all obligations pursuant to the Guaranteed Obligations or this Guaranty;
  (j)        the existence of any claim, setoff or other right which such Guarantor may have at any time against any Applicant or any other guarantor in connection herewith or with any unrelated transaction;
  (k)       the Letter of Credit Issuer's election, in any case or proceeding instituted under Chapter 11 of the United States Bankruptcy Code, of the application of Section 1111(b)(2) of the United States Bankruptcy Code;
  (l)        any borrowing, use of cash collateral, or grant of a security interest by any Applicant, as debtor in possession, under Section 363 of the United States Bankruptcy Code;
  (m)      the disallowance of all or any portion of any of the Letter of Credit Issuer's claims for repayment of the Guaranteed Obligations under Section 502 or 506 of the United States Bankruptcy Code; or
  (n)      any other fact or circumstance which might otherwise constitute a defense available to such Guarantor or grounds at law or equity for the discharge or release of such Guarantor from its obligations hereunder, all whether or not such Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (a) through (m) of this paragraph.

It is agreed that each Guarantor's liability hereunder is independent of any other guaranties or other obligations at any time in effect with respect to the Guaranteed Obligations or any part thereof and that each Guarantor's liability hereunder may be enforced regardless of the existence, validity, enforcement or non-enforcement of any such other guaranties or other obligations or any provision of any applicable law or regulation purporting to prohibit payment by any Applicant of the Guaranteed Obligations in the manner agreed upon among the Letter of Credit Issuer and the Applicants as applicable.

Without limiting the generality of the foregoing, each Guarantor guarantees that it shall pay the Letter of Credit Issuer strictly in accordance with the express terms of any document or agreement evidencing any Guaranteed Obligation, including in the amounts and in the currency expressly agreed to thereunder, irrespective of and without giving effect to any laws of the jurisdiction where any Applicant is principally located in effect from time to time, or any order, decree or regulation in the jurisdiction where any Applicant is principally located.

Section 4.    Financial Condition of Applicants. Credit may be granted or continued from time to time by the Letter of Credit Issuer to any Applicant without notice to or authorization from any Guarantor regardless of such Applicant's financial or other condition at the time of any such grant or continuation. The Letter of Credit Issuer shall not have an obligation to disclose or discuss with any Guarantor its assessment of the financial condition of any Applicant.

Section 5.    Subrogation and Subordination. Until the payment in full of the Guaranteed Obligations, the termination of the Agreement and all commitments which could give rise to any Guaranteed Obligation, the and the other conditions of this Guaranty have been satisfied ("Guaranty Termination"), no Guarantor shall have any right of subrogation with respect to the Guaranteed Obligations and hereby waives, until Guaranty Termination occurs, (a) any right to enforce any remedy which the Letter of Credit Issuer now has or may hereafter have against any Applicant, any endorser or any other guarantor of all or any part of the Guaranteed Obligations, (b) any benefit of, and any right to participate in, any security or collateral given to the Letter of Credit Issuer to secure payment of the Guaranteed Obligations or any part thereof or any other liability of any Guarantor to the Letter of Credit Issuer, and (c) any right of subrogation, reimbursement, exoneration, contribution or indemnification, in each case, whether or not such claim, remedy or right arises in equity or under contract, statute or common law. If any amount shall be paid to a Guarantor in violation of the preceding sentence at any time prior to the occurrence of Guaranty Termination, such amount shall be held in trust for the benefit of the Letter of Credit Issuer and shall forthwith be paid to the Letter of Credit Issuer to be credited and applied to the Guaranteed Obligations and any and all other amounts payable by such Guarantor under this Guaranty, whether matured or unmatured, in accordance with the terms of the Credit Documents. Each Guarantor hereby agrees that any indebtedness of any Applicant to such Guarantor shall be subordinated to the Obligations under the Agreement in the manner and on terms satisfactory to the Letter of Credit Issuer.

Section 6.    Remedies. Each Guarantor authorizes the Letter of Credit Issuer to take any action or exercise any remedy, in each case, as permitted or available at law or equity, with respect to any collateral from time to time securing the Guaranteed Obligations, which the Letter of Credit Issuer in its sole discretion shall determine, without notice to such Guarantor.

Section 7     Notice of Remedies. In the event the Letter of Credit Issuer in its sole discretion elects to give notice of any action with respect to any collateral securing the Guaranteed Obligations or any part thereof, 10 days' written notice mailed to a Guarantor by ordinary mail at the address shown hereon shall be deemed reasonable notice of any matters contained in such notice. Each Guarantor consents and agrees that the Letter of Credit Issuer shall not be under any obligation to marshal any assets in favor of such Guarantor or against or in payment of any or all of the Guaranteed Obligations.

Section 8.    Payment Upon Demand; Reinstatement. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy, administration or reorganization of any Applicant, or otherwise, all such amounts shall nonetheless be payable by each Guarantor forthwith upon demand by the Letter of Credit Issuer. Each Guarantor further agrees that, to the extent that any Applicant makes a payment or payments to the Letter of Credit Issuer on the Guaranteed Obligations, or the Letter of Credit Issuer receives any proceeds of collateral securing the Guaranteed Obligations, which payment or receipt of proceeds or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be returned or repaid to such Applicant, its estate, trustee, receiver, debtor in possession or any other party, including, without limitation, such Guarantor, under any insolvency or bankruptcy law, state, federal, or foreign law, common law or equitable cause, then to the extent of such payment, return or repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date when such initial payment, reduction or satisfaction occurred.

Section 9.    Representations and Warranties. Each Guarantor represents and warrants that:

a.
it is a corporation, partnership or limited liability company (or comparable foreign entity) duly and properly incorporated or organized, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing (or foreign equivalent) under the laws of its jurisdiction of incorporation or organization and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted;

b.
it is duly qualified and in good standing (to the extent applicable) as a foreign corporation or other business entity and is duly authorized to conduct its business in each jurisdiction in which its business is conducted or proposed to be conducted except where the failure to qualify may not reasonably be expected to have a Material Adverse Effect;

c.
the execution, delivery and performance by such Guarantor of this Guaranty are within its corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) its memorandum and articles of association, charter or by-laws or (ii) any law or any contractual restriction binding on or affecting such Guarantor or any entity that controls it;

d.
no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by such Guarantor of this Guaranty; and

e.	this Guaranty has been duly executed and delivered by such Guarantor and is its legal, valid and binding obligation, enforceable against such Guarantor in accordance with its terms.

Section 10.   No Waiver; Amendments. No delay on the part of the Letter of Credit Issuer in the exercise of any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise by the Letter of Credit Issuer of any right, power or remedy shall preclude any further exercise thereof; nor shall any amendment, supplement, modification or waiver of any of the terms or provisions of this Guaranty be binding upon the Letter of Credit Issuer, except as expressly set forth in a writing duly signed and delivered by the Letter of Credit Issuer. The failure by the Letter of Credit Issuer at any time or times hereafter to require strict performance by any Applicant or any Guarantor of any of the provisions, warranties, terms and conditions contained in any security agreement, agreement, guaranty, instrument or document now or at any time or times hereafter executed pursuant to the terms of, or in connection with, the Agreement by any Applicant or any Guarantor and delivered to the Letter of Credit Issuer shall not waive, affect or diminish any right of the Letter of Credit Issuer at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been waived by any act or knowledge of the Letter of Credit Issuer, its agents, officers or employees, unless such waiver is contained in an instrument in writing duly signed and delivered by the Letter of Credit Issuer. No waiver by the Letter of Credit Issuer of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by the Letter of Credit Issuer permitted hereunder shall in any way affect or impair the Letter of Credit Issuer's rights or powers, or the obligations of any Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any Guaranteed Obligations owing by any Applicant to the Letter of Credit Issuer shall be conclusive and binding on each Guarantor irrespective of whether such Guarantor was a party to the suit or action in which such determination was made.

Section 11.  Continuing Guaranty. This is a continuing guaranty and applies to all Guaranteed Obligations whenever arising. Subject to the provisions of Section 8 hereof, this Guaranty shall continue in full force and effect until Guaranty Termination.

Section 12.  Place and Currency of Payment. If any Guaranteed Obligation is payable in U.S. Dollars, each Guarantor agrees to make payment hereunder to the Letter of Credit Issuer in U.S. Dollars at 1615 Brett Road, OPS III, New Castle, DE 19720. If any Obligation is payable in a currency other than U.S. Dollars (a "Non-USD Currency") and/or at a place other than the United States, and such payment is not made as and when agreed, each Guarantor agrees to, at the Letter of Credit Issuer's option, either (a) make payment in such Non-USD Currency and at the place where such Guaranteed Obligation is payable, or (b) pay the Letter of Credit Issuer in U.S. Dollars at 1615 Brett Road, OPS III, New Castle, DE 19720. In the event of a payment pursuant to clause (a) above, each Guarantor agrees to pay the Letter of Credit Issuer the equivalent of the amount of such Guaranteed Obligation in U.S. Dollars calculated at the Exchange Rate (as defined in the Agreement); provided, however, that the foregoing provisions of this sentence shall not apply to any payments hereunder in respect of Guaranteed Obligations that have been re-denominated into a Non-USD Currency as a result of the application of any law, order, decree or regulation in any jurisdiction other than the United States, which Guaranteed Obligations shall, for purposes of this Guaranty, be deemed to remain denominated in U.S. Dollars and payable to the Letter of Credit Issuer in accordance with the first sentence of this Section 12.

Section 13.   Set-Off. In addition to and without limitation of any rights, powers or remedies of the Letter of Credit Issuer under applicable law, if any Guarantor fails to pay any of its obligations hereunder when due and payable, the Letter of Credit Issuer may, in its sole discretion, with notice after the fact to such Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of the Guaranteed Obligations (a) any indebtedness due or to become due from the Letter of Credit Issuer to such Guarantor, and (b) any moneys, credits or other property belonging to such Guarantor (including all account balances, whether provisional or final and whether or not collected or available) at any time held by or coming into the possession of the Letter of Credit Issuer whether for deposit or otherwise.

Section 14.  Taxes. Any and all payments by a Guarantor hereunder will be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding income or franchise taxes imposed on the Letter of Credit Issuer's net income by the jurisdiction under the laws of which the Letter of Credit Issuer is organized or any political subdivision thereof or by the jurisdiction of the Letter of Credit Issuer's lending office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being "Taxes"). If a Guarantor is required by law to deduct any Taxes from or in respect of any sum payable hereunder (a) the sum payable will be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Letter of Credit Issuer will receive an amount equal to the sum it would have received had no such deductions been made, (b) such Guarantor will make such deductions, and (c) such Guarantor will pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. In addition, each Guarantor will pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Guaranty or the Guaranteed Obligations ("Other  Taxes"). Such Guarantor will promptly furnish to the Letter of Credit Issuer the original or a certified copy of a receipt evidencing payment thereof. Each Guarantor will indemnify the Letter of Credit Issuer for the full amount of Taxes or Other Taxes paid by the Letter of Credit Issuer or any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted, within 30 days of the Letter of Credit Issuer's request therefor. Without prejudice to the survival of any other agreement contained herein, the Guarantors' agreements and obligations contained in this Section will survive Guaranty Termination.

Notwithstanding anything to the contrary contained herein or in any document or agreement evidencing a Guaranteed Obligation, the Guarantors and the Letter of Credit Issuer (and each of their respective employees, representatives or other agents) may disclose to the U.S. Internal Revenue Service or any other government agency or regulatory body having jurisdiction over the parties, the U.S. tax treatment and U.S. tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to any of the foregoing persons relating to such U.S. tax treatment and U.S. tax structure.

Section 15.  Guarantors' Credit Decision, Etc. Each Guarantor has, independently and without reliance on the Letter of Credit Issuer and based on such documents and information as such Guarantor has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty. Each Guarantor has adequate means to obtain from the Applicants on a continuing basis information concerning the financial condition, operations and business of the Applicants, and no Guarantor is relying on the Letter of Credit Issuer to provide such information now or in the future. Each Guarantor acknowledges that it will receive substantial direct and indirect benefit from the extensions of credit contemplated by this Guaranty.

Section 16.  GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAWS RULES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (OR THE STATE COURTS SITTING IN THE BOROUGH OF MANHATTAN IN THE EVENT THE SOUTHERN DISTRICT OF NEW YORK LACKS SUBJECT MATTER JURISDICTION), AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING BROUGHT BY THE LETTER OF CREDIT ISSUER ARISING OUT OF OR RELATING TO THIS GUARANTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH GUARANTOR HEREBY AGREES THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH GUARANTOR AGREES THAT ANY ACTION OR PROCEEDING BROUGHT BY CAMERON OR ANY OF ITS SUBSIDIARIES AGAINST THE LETTER OF CREDIT ISSUER OR ITS AFFILIATES ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE BROUGHT EXCLUSIVELY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (OR THE STATE COURTS SITTING IN THE BOROUGH OF MANHATTAN IN THE EVENT THE SOUTHERN DISTRICT OF NEW YORK LACKS SUBJECT MATTER JURISDICTION), AND ANY APPELLATE COURT FROM ANY THEREOF. NOTHING IN THIS GUARANTY OR IN ANY OTHER CREDIT DOCUMENT SHALL AFFECT ANY RIGHT THAT THE LETTER OF CREDIT ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN ANY COURT OF COMPETENT JURISDICTION, INCLUDING THE JURISDICTIONS OF INCORPORATION OF ANY GUARANTOR NOT INCORPORATED IN THE UNITED STATES.

Section 17. SERVICE OF PROCESS. EACH GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT ITS ADDRESS LISTED UNDER ITS SIGNATURE HERETO. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH GUARANTOR HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER CREDIT DOCUMENTS.

Section 18.  DAMAGES. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY ACTION OR PROCEEDING REFERRED TO IN SECTION 17 ANY EXEMPLARY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES.

Section 19.  Appointment of Process Agent. Any Guarantor that is not incorporated under the laws of the United States of America (a "Non-U.S. Guarantor") irrevocably appoints CT Corporation System (the "Process Agent"), with an office on the Effective Date at 111 Eighth Avenue, New York, NY 10011, as its agent to receive on behalf of it and its properties service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Such service may be made by mailing by certified mail a copy of such process to the applicable Non-U.S. Guarantor, in care of the Process Agent at the Process Agent's above address, with a copy to Cameron, at its address specified in the Agreement, and each Non-U.S. Guarantor hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, each Non-U.S. Guarantor also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing by certified mail of copies of such process to it at its address listed under its signature hereto. Each Non-U.S. Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section shall affect the right of the Letter of Credit Issuer to serve legal process in any other manner permitted by applicable law or affect the right of the Letter of Credit Issuer to bring any suit, action or proceeding against each Non-U.S. Guarantor or its property in the courts of other jurisdictions.

Section 20.  WAIVER OF JURY TRIAL. EACH GUARANTOR IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 21. Judgment. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in U.S. Dollars into a Non-USD Currency, each Guarantor agrees that the rate of exchange used will be that at which, in accordance with normal banking procedures, the Letter of Credit Issuer could purchase U.S. Dollars with such Non-USD Currency on the business day preceding that on which final judgment is given. The obligation of each Guarantor in respect of any sum due hereunder will, notwithstanding any judgment in a Non-USD Currency, be discharged only to the extent that on the date such Guarantor makes payment to the Letter of Credit Issuer of any sum adjudged to be so due in such Non-USD Currency, the Letter of Credit Issuer may, in accordance with normal banking procedures, purchase U.S. Dollars with such Non-USD Currency; if the U.S. Dollars so purchased are less than the sum originally due to the Letter of Credit Issuer in U.S. Dollars, each Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Letter of Credit Issuer against such loss, and if the U.S. Dollars so purchased exceed the sum originally due to the Letter of Credit Issuer in U.S. Dollars, the Letter of Credit Issuer agrees to remit to such Guarantor such excess.

Section 22. Indemnity. Each Guarantor hereby indemnifies and holds harmless the Letter of Credit Issuer and each of its directors, officers, employees and attorneys (collectively, "Indemnified Parties") from and against any and all expenses, losses, claims, damages, liabilities and expenses (including reasonable fees and disbursements of counsel and claims, damages, losses, liabilities and expenses related to environmental matters) (collectively, "Losses") for which any of them may become liable or which may be incurred by or asserted against an Indemnified Party, in each case arising out of, related to or in connection with (i) any Letter of Credit or any pre-advice of its issuance, (ii) any transaction in which any proceeds of all or any part of the Letters of Credit are applied, (iii) breach by Cameron or any Subsidiary Applicant of any Credit Document, (iv) violation by Cameron or any Subsidiary Applicant of any Environmental Law or any other law, rule, regulation or order, (v) any investigation, litigation, or proceeding, whether or not any Indemnified Party is a party thereto, arising out of or related to or in connection with any of the foregoing or any Letter of Credit or any Credit Document, including any action or proceeding to compel or restrain any presentation or payment under any Letter of Credit, or for the wrongful dishonor of or honoring a presentation under any Letter of Credit, (vi) any transfer, sale delivery, surrender, or endorsement of any Drawing Document at any time(s) held by any Indemnified Party in connection with any Letter of Credit, (vii) any independent undertaking issued by the beneficiary of any Letter of Credit, (viii) any unauthorized Notice of Letter of Credit or Letter of Credit or error in computer transmission, (ix) an adviser, confirmer or other nominated person seeking to be reimbursed, indemnified or compensated, (x) any third person seeking to enforce the rights of an Applicant, beneficiary, nominated person, transferee, assignee of letter of credit proceeds or holder of an instrument or document, (xi) the fraud, forgery or illegal action of parties other than the Indemnified Party, (xii) the enforcement of this Guaranty, the Agreement or any other Credit Document or any rights or remedies under or in connection with this Guaranty, the Agreement or any Credit Document, (xiii) the Letter of Credit Issuer's performance of the obligations of a confirming institution or entity that wrongfully dishonors a confirmation, or (xiv) the acts or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority or cause or event which is beyond the control of such Indemnified Party; in each case
EXPRESSLY INCLUDING ANY SUCH LOSSES ATTRIBUTABLE TO THE NEGLIGENCE OF SUCH INDEMNIFIED PARTY, BUT EXCLUDING ANY SUCH LOSSES ATTRIBUTABLE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY AS DETERMINED PURSUANT TO A FINAL NON-APPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION. IT IS THE INTENT OF THE PARTIES HERETO THAT EACH INDEMNIFIED PARTY SHALL, TO THE EXTENT PROVIDED IN THIS SECTION 22, BE INDEMNIFIED FOR ITS OWN ORDINARY NEGLIGENCE. The Letter of Credit Issuer will provide Cameron prompt notice of any matter (other than matters solely among Indemnified Parties) as to which indemnification pursuant to this Section 22 is claimed. Any Indemnified Party that proposes to settle or compromise any such indemnified claim shall give Cameron written notice of the terms of such proposed settlement or compromise reasonably in advance of settling or compromising such claim or proceeding.

Section 23.  Contribution and Subrogation. In order to provide for just and equitable contribution among the Guarantors, each Guarantor agrees that in the event a payment shall be made on any date under this Guaranty by any Guarantor (the "Funding Guarantor"), each other Guarantor (each a "Contributing Guarantor") shall indemnify the Funding Guarantor in an amount equal to the amount of such payment, in each case multiplied by a fraction the numerator of which shall be the net worth of the Contributing Guarantor as of such date and the denominator of which shall be the aggregate net worth of all the Contributing Guarantors together with the net worth of the Funding Guarantor as of such date. Any Contributing Guarantor making any payment to a Funding Guarantor pursuant to this Section 23 shall be subrogated to the rights of such Funding Guarantor to the extent of such payment.

Section 24.  Fraudulent Transfer Laws. Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor under this Guaranty on any date shall be limited to a maximum aggregate amount equal to the largest amount that would not, on such date, render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code of the United States or any applicable provisions of comparable debtor relief laws of any applicable jurisdiction (collectively, the "Fraudulent Transfer Laws"), but only to the extent that any Fraudulent Transfer Law has been found in a final non-appealable judgment of a court of competent jurisdiction to be applicable to such obligations as of such date, in each case

  a.            after giving effect to all liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws, but specifically excluding
 (1)      any liabilities of such Guarantor in respect of intercompany indebtedness to any Applicant or other affiliates of any Applicant to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder;
  (2)     any liabilities of such Guarantor under this Guaranty; and
 (3)      any liabilities of such Guarantor under other guaranties of and joint and several co-borrowings of debt entered into on the date this Guaranty becomes effective, which contain a limitation as to maximum amount substantially similar to that set forth in this Section 24 (each such other guaranty and joint and several co-borrowing entered into on the date this Guaranty becomes effective, a "Competing Guaranty") to the extent such Guarantor's liabilities under such Competing Guaranty exceed an amount equal to (x) the aggregate principal amount of such Guarantor's obligations under such Competing Guaranty (notwithstanding the operation of that limitation contained in such Competing Guaranty that is substantially similar to this Section 24), multiplied by (y) a fraction (I) the numerator of which is the aggregate principal amount of such Guarantor's obligations under such Competing Guaranty (notwithstanding the operation of that limitation contained in such Competing Guaranty that is substantially similar to this Section 24), and (II) the denominator of which is the sum of (A) the aggregate principal amount of the obligations of such Guarantor under all other Competing Guarantees (notwithstanding the operation of those limitations contained in such other Competing Guarantees that are substantially similar to this Section 24), (B) the aggregate principal amount of the obligations of such Guarantor under this Guaranty (notwithstanding the operation of this  Section 24), and (C) the aggregate principal amount of the obligations of such Guarantor under such Competing Guaranty (notwithstanding the operation of that limitation contained in such Competing Guaranty that is substantially similar to this Section 24)); and

  b.          after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to applicable law or pursuant to the terms of any agreement (including any right of contribution under Section 23).

Section 25.    Miscellaneous.
  a.             Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.
  b.             Notice. Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered to any party hereto under this Guaranty shall be served, given or delivered in accordance with Section 8.02 of the Agreement.
  c.             Fees and Expenses. Each Guarantor agrees to pay all costs, fees and expenses (including reasonable attorneys' fees of the Letter of Credit Issuer) incurred by the Letter of Credit Issuer in collecting or enforcing the obligations of such Guarantor under this Guaranty.
 d.             Successors and Assigns. This Guaranty shall bind each Guarantor and its successors and assigns and shall inure to the benefit of the Letter of Credit Issuer and its successors and assigns. All references herein to an Applicant shall be deemed to include its respective successors and assigns including, without limitation, a receiver, trustee or debtor in possession of or for such Applicant.

[Signature Page Follows.]

  IN WITNESS WHEREOF, each Guarantor has entered into this Guaranty as of [___________].

[____________________]

By:
Print Name:
Title:

Address:

EXHIBIT G

Notice of Letter of Credit

Attached.

EXHIBIT G
FORM OF NOTICE OF LETTER OF CREDIT

[Date]
Citibank, N.A., as Letter of Credit Issuer
1615 Brett Road OPS III
New Castle, DE 19720
Attention: Lorie Paulin
Facsimile: 212-994-0961
Email address: lorie.paulin@citi.com

Ladies and Gentlemen:

  The undersigned, Cameron International Corporation, a Delaware corporation ("Cameron") [and SUBSIDIARY APPLICANT], refer[s] to the Amended and Restated Continuing Agreement for Letters of Credit dated as of February 2, 2012 (as amended and otherwise modified from time to time, the "Agreement", the terms defined therein being used herein as therein defined), among Cameron, certain subsidiaries of Cameron that may from time to time be party thereto, and Citibank, N.A., as Letter of Credit Issuer, and hereby gives you irrevocable notice pursuant to Section 2.01 of the Agreement that the undersigned hereby requests that the Letter of Credit Issuer [issue][Modify] a Letter of Credit under the Agreement, and in connection therewith sets forth below the information relating to such Letter of Credit (the "Proposed Letter of Credit") as required by Section 2.01(a) of the Agreement:

(i)             The date of [issuance][Modification] of the Proposed Letter of Credit is , ____.

(ii)            The amount of the Proposed Letter of Credit is $ .

(iii)          The expiration date of the Proposed Letter of Credit is .

(iv)          The Proposed Letter of Credit will [not] be a Secured Letter of Credit and will [not] be secured by Collateral in accordance with Section 2.13(b) of the Agreement.

(v)           The purpose and terms of the Proposed Letter of Credit are as follows: [___________].

(vi)           [The Letter of Credit to be Modified is .]

(vii)         [The requested Modification is as follows:]

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of [issuance][Modification] of the Proposed Letter of Credit:

  (A)          the representations and warranties contained in Section 4.01 of the Agreement and in the other Credit Documents will be true and correct as of the date of [issuance][Modification] of the Proposed Letter of Credit (other than those representations and warranties that expressly relate solely to a specific earlier date and that remain true and correct as of such earlier date), after giving effect to the [issuance][Modification] of the Proposed Letter of Credit, as though made on and as of such date;

  (B)          no Event of Default or Default has occurred and is continuing, or would result from the [issuance][Modification] of such Proposed Letter of Credit;

  (C)          no Default (as defined in the JPMorgan Credit Agreement) has occurred and is continuing under the JPMorgan Credit Agreement or would result from the [issuance][Modification] of such Proposed Letter of Credit or any deposit of Collateral made in connection therewith, and such Proposed Letter of Credit and any such deposit of Collateral would not be prohibited by the JPMorgan Credit Agreement;

  (D)          if the Proposed Letter of Credit is to be a Financial Letter of Credit, as determined by the Letter of Credit Issuer in accordance with Section 2.01 of the Agreement, the Financial Letter of Credit Percentage will not be greater than 10% after giving effect to the issuance (or Modification) of such Financial Letter of Credit, unless otherwise approved by the Letter of Credit Issuer in its sole discretion; and

  (E)          if the Proposed Letter of Credit is to be a Secured Letter of Credit, there shall be Complete Collateral Compliance, after giving effect to the issuance of the Proposed Letter of Credit and any deposit of Collateral made pursuant to Section 2.13(b) of the Agreement in connection with the Proposed Letter of Credit.

Very truly yours,

CAMERON INTERNATIONAL CORPORATION

By:
Name:
Title:

[SUBSIDIARY APPLICANT]

By:
Name:
Title:

cc: Citibank, N.A.
388 Greenwich Street, 34th Floor

New York, NY 10013
Attention:                 Robert Malleck
Telephone:               (212) 816-5435
Facsimile:                   (646) 192-1688
Email: robert.malleck@citi.com

Citi Global Energy
811 Main Street, Suite 4000
Houston, TX 77002
Attention: Nannette N. Dockal
Telephone: 713-821-4737
Facsimile: 713-481-0245 Email:
nannette.n.dockal@citi.com

Citibank, N.A.
c/o Citicorp North America, Inc.
Bldg B, 3rd Floor
3800 Citibank Center
Tampa, FL 33610
Attention: Sonja Hudson
Telephone: 813/604-7203
Facsimile: 813/604-2484

EXHIBIT H

Collateral Certificate

Attached.

EXHIBIT H

FORM OF COLLATERAL CERTIFICATE

 as of [insert last Business Day of immediately preceding fiscal quarter]

To:                    Citibank, N.A., as Letter of Credit Issuer
1615 Brett Road OPS III
New Castle, DE 19720
Attention: Lorie Paulin
Facsimile: 212-994-0961
Email address: lorie.paulin@citi.com

This Collateral Certificate is furnished pursuant to Section 5.01(c) of that certain Amended and Restated Continuing Agreement for Letters of Credit dated as of February 2, 2012, (as amended, modified, renewed or extended from time to time, the "Agreement") among Cameron International Corporation, a Delaware corporation ("Cameron"), certain subsidiaries of Cameron that may from time to time be party thereto, and Citibank, N.A., as Letter of Credit Issuer. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

1.            I am the duly elected  ___________________ of Cameron.

2.            The amount and Approved Currency of each type of Permitted Collateral contained in each Collateral Account as of the date set forth above is set forth on Schedule I attached hereto.

3.            The aggregate value of the Collateral in Dollars held in the Collateral Accounts as of the date set forth above is $ __________ . The aggregate value of the Collateral in Euros held in the Collateral Accounts as of the date set forth above is €  _________. The aggregate value of the Collateral in Sterling held in the Collateral Accounts as of the date set forth above is ₤ __________  . Schedule II attached hereto sets forth Cameron's calculation of the Collateral Value, which is true, complete and correct.

4.            As of the date set forth above, the letter of credit number, beneficiary, Face Amount, Approved Currency and Stated Expiry Date of each Secured Letter of Credit is set forth on Schedule III attached hereto.

5.            As of the date set forth above, the letter of credit number, beneficiary, Face Amount, Approved Currency and Stated Expiry Date of each outstanding Letter of Credit that is required to be secured by (a) Collateral in accordance with Section 2.13(c) is set forth on Schedule IV-A attached hereto, (b) Collateral in accordance with Section 2.13(d) is set forth on Schedule IV-B attached hereto, and (c) Collateral in accordance with Section 2.13(e) is set forth on Schedule IV-C attached hereto.

6.            As of the date set forth above, the portion of the Required Collateral Amount denominated in Dollars is equal to $ . As of the date set forth above, the portion of the Required Collateral Amount denominated in Euros is equal to € . As of the date set forth above, the portion of the Required Collateral Amount denominated in Sterling is equal to ₤  . Schedule V attached hereto sets forth Cameron's calculation of the Required Collateral Amount as of the date set forth above, which is true, complete and correct.

7.            No Additional Collateral Event has occurred and is continuing as of the date set forth above.

This Collateral Certificate is executed and delivered this day of    ___________________   __, 20__.

Very truly yours,

CAMERON INTERNATIONAL CORPORATION

By:
Name:
Title:

cc:	Citibank, N.A.
388 Greenwich Street, 34th Floor
New York, NY 10013
Attention: Robert Malleck
Telephone: (212) 816-5435
Facsimile: (646) 192-1688
Email: robert.malleck@citi.com

Citi Global Energy
811 Main Street, Suite 4000
Houston, TX 77002
Attention: Nannette N. Dockal
Telephone: 713-821-4737
Facsimile: 713-481-0245 Email:
nannette.n.dockal@citi.com

SCHEDULE I
TO COLLATERAL CERTIFICATE

Amount, Approved Currency and Type of Permitted Collateral in each Collateral Account

See attached.

SCHEDULE II
TO COLLATERAL CERTIFICATE

Calculation of Collateral Value
 See attached.

SCHEDULE III
TO COLLATERAL CERTIFICATE

Secured Letters of Credit

 See attached.

SCHEDULE IV-A
TO COLLATERAL CERTIFICATE

Section 2.13(c) Collateral

[______]

SCHEDULE IV-B
TO COLLATERAL CERTIFICATE

Section 2.13(d) Collateral

[______]

SCHEDULE IV-C
TO COLLATERAL CERTIFICATE

Section 2.13(e) Collateral

[______]

SCHEDULE V
TO COLLATERAL CERTIFICATE

Required Collateral Amount

 See attached.